    As Filed with the Securities and Exchange Commission on April 30, 1998.

                                                       Registration No. 33-55890
                                                                        811-7350



--------------------------------------------------------------------------------
                       Securities and Exchange Commission
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-4

             Registration Statement Under the Securities Act of 1933
                           Pre-Effective Amendment No.

                         Post-Effective Amendment No.10

                                     and/or
         Registration Statement Under the Investment Company Act of 1940

                                 Amendment No.12

--------------------------------------------------------------------------------

                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
                           (Exact Name of Registrant)

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                              330 University Avenue
                             Toronto, Canada M5G 1R8
               (Address of Depositor's Principal Executive Office)
                  Depositor's Telephone Number: (416) 597-1456

                                  Roy W. Linden
                              330 University Avenue
                             Toronto, Canada M5G 1R8
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Stephen E. Roth, Esquire
                        Sutherland, Asbill, & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404

             It is proposed that this filing will become effective:

                ----  immediately upon filing pursuant to paragraph (b)
                  x
                ----  on May 1, 1998 pursuant to paragraph (b)

                ----  60 days after filing pursuant to paragraph (a)(i)

                ----  pursuant to paragraph (a)(i)

                ----  75 days after filing pursuant to paragraph (a)(ii)

                ----  on ____________ pursuant to paragraph (a)(ii) of Rule 485

             If appropriate check the following box:

                ---- this Post-Effective Amendment designates a new effective date for a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered: Flexible Premium Variable Deferred Annuity Policies

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

                   Showing Location in Part A (Prospectus) and
          Part B (Statement of Additional Information) of Registration
                  Statement of Information Required by Form N-4

--------------------------------------------------------------------------------

                                     PART A

ITEM OF FORM N-4                                               PROSPECTUS CAPTION
----------------                                               ------------------
1.   Cover Page                                                Cover Page

2.   Definitions                                               DEFINITIONS

3.   Synopsis                                                  SUMMARY

4.   Condensed Financial Information                           CONDENSED FINANCIAL INFORMATION

5.   General Description of Registrant,
     Depositor and Portfolio Companies
     a.  Depositor                                             THE COMPANY
     b.  Registrant                                            The Variable Account
     c.  Portfolio Company                                     The Fund
     d.  Fund Prospectus                                       The Fund
     e.  Voting Rights                                         VOTING RIGHTS
     f.  Administrators                                        N/A

6.   Deductions and Expenses                                   Charges Against the Policy, Variable Account, & Fund
     a.  General                                               Charges Against the Policy, Variable Account, & Fund
     b.  Sales Load %                                          Charges Against the Policy, Variable Account, & Fund -
                                                               Surrender Charge
     c.  Special Purchase Plan                                 N/A
     d.  Commissions                                           DISTRIBUTION OF POLICIES
     e.  Expenses - Registrant                                 Charges Against the Policy, Variable Account, & Fund
     f.  Fund Expenses                                         Charges Against the Policy, Variable Account, & Fund -
                                                               Other Charges Including Investment Management Fees
     g.  Organizational Expenses                               N/A

7.   General Description of Variable
     Annuity Contracts
     a.  Persons With Rights                                   DEFINITIONS - Owner , Joint Owner;  Payment of Proceeds; Payment
                                                               Options; Partial Withdrawals; Other Policy Provisions; VOTING RIGHTS
     b.  (i)  Allocation of Premium Payments                   Premiums
         (ii) Transfers                                        Transfers; Payment of Benefits, Partial Withdrawals, Cash
                                                               Surrenders, & Transfers - Postponement
         (iii)                                                 N/A

Exchanges

     c.  Changes                                               Reserved Rights
     d.  Inquiries                                             SUMMARY - Questions

8.   Annuity Period                                            Payment Options

9.   Death Benefit                                             Payment of Proceeds; Payment of Benefits, Partial Withdrawals, Cash
                                                               Surrenders, & Transfers - Postponement; Payment Options

10.  Purchases and Contract Value
     a.  Purchases                                             Premiums
     b.  Valuation                                             Variable Account Value
     c.  Daily Calculation                                     Variable Account Value
     d.  Underwriter                                           DISTRIBUTION OF POLICIES

11.  Redemptions
     a.  - By Owners                                           Payment of Proceeds - Proceeds on Surrender;  Partial Withdrawals;
                                                               Payment of Benefits, Partial Withdrawals, Cash Surrenders, &
                                                               Transfers - Postponement

         - By Annuitant                                        Payment of Proceeds - Proceeds on Death of Last Surviving Annuitant
                                                               Before Annuity Date or Maturity Date;  Payment Options
     b.  Texas ORP                                             RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     c.  Check Delay                                           Payment of Benefits, Partial Withdrawals, Cash Surrenders, &
                                                               Transfers - Postponement

     d.  Lapse                                                 Premiums - Termination
     e.  Free Look                                             Ten Day Right to Examine the Policy

12.  Taxes                                                     Charges Against the Policy, Variable Account, & Fund - Taxes;
                                                               FEDERAL TAX STATUS

13.  Legal Proceedings                                         LEGAL PROCEEDINGS

14.  Table of Contents of the Statement of                     STATEMENT OF ADDITIONAL INFORMATION TABLE OF
     Additional Information                                    CONTENTS


                                                               PART B

ITEM OF FORM N-4                                               STATEMENT OF ADDITIONAL INFORMATION CAPTION
----------------                                               -------------------------------------------

15.  Cover Page                                                Cover Page

16.  Table of Contents                                         STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

17.  General Information and History                           See Prospectus - THE COMPANY;  THE VARIABLE ACCOUNT AND THE FUND

18.  Services
     a.  Fees and Expenses of Registrant                       N/A

     b.  Management Contract                                   N/A
     c.  Custodian                                             SAFEKEEPING OF ACCOUNT ASSETS
     d.  Independent Public Accountant                         EXPERTS
     e.  Assets of Registrant                                  SAFEKEEPING OF ACCOUNT ASSETS
     f.  Affiliated Persons                                    N/A
     g.  Principal Underwriter                                 PRINCIPAL UNDERWRITER; See Prospectus - DISTRIBUTION OF POLICIES

19.  Purchase of Securities Being Offered                      See Prospectus - DISTRIBUTION OF POLICIES

20.  Underwriter                                               PRINCIPAL UNDERWRITER; See Prospectus - DISTRIBUTION OF POLICIES

21.  Calculation of Performance Data                           CALCULATION OF YIELDS AND TOTAL RETURNS

22.  Annuity Payments                                          See Prospectus - Payment Options

23.  Financial Statements                                      FINANCIAL STATEMENTS


                                     PART A



                      INFORMATION REQUIRED IN A PROSPECTUS

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
    ADMINISTRATIVE OFFICE: 6201 POWERS FERRY ROAD, NW, ATLANTA, GEORGIA 30339
                              PHONE: 1-800-905-1959


                                   PROSPECTUS
                           VARIABLE ANNUITY ACCOUNT 2
                FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY POLICY


This Prospectus describes the flexible premium variable deferred annuity policy (the "Policy") offered by Canada Life Insurance Company of America ("we," "our," or "us"), a stock life insurance company domiciled in Michigan which is a wholly-owned subsidiary of The Canada Life Assurance Company. The Policy is designed for use in connection with retirement plans which may or may not qualify for special federal income tax treatment.

The Owner ("you") may allocate Net Premiums when paid and Policy Value among the fourteen Sub-Accounts of the Canada Life of America Variable Annuity Account 2 (the "Variable Account") and the Fixed Account or both. The Fixed Account guarantees a minimum fixed rate of interest for specified periods of time, currently one year, three years, five years, seven years and ten years (each a "Guarantee Period"). The Fixed Account is part of our general account and may not be available in all states. Assets of each Sub-Account are invested in a corresponding portfolio of Seligman Portfolios, Inc. (the "Fund"), a Maryland corporation that is a diversified open-end investment company which uses the investment management services of J. & W. Seligman & Co. Incorporated (the International, Global Smaller Companies, Global Technology and Global Growth Opportunities Portfolios use the sub-advisory services of Seligman Henderson Co.). The Fund has fourteen portfolios: Seligman Bond; Seligman Capital; Seligman Cash Management; Seligman Common Stock; Seligman Communications and Information; Seligman Frontier; Seligman Henderson Global Growth Opportunities; Seligman Henderson Global Smaller Companies; Seligman Henderson Global Technology; Seligman High-Yield Bond; Seligman Income; Seligman Henderson International; Seligman Large-Cap Value and Seligman Small-Cap Value. The Policy Value prior to the Annuity Date or Maturity Date, except for amounts in the Fixed Account, will vary according to the investment performance of the portfolio of the Fund in which your elected Sub-Accounts are invested. You bear the entire investment risk on amounts allocated to the Variable Account. Except in the case of the one year Guarantee Period, Policy Value and other values provided by this policy, when based on the Fixed Account, are subject to a Market Value Adjustment, the operation of which may result in upward or downward adjustments of amounts withdrawn, surrendered, or transferred, but Net Premiums and Policy Value allocated to the Fixed Account are guaranteed to earn interest at an annual rate of at least three percent. The Fixed Account, Market Value Adjustment and certain Guarantee Periods may not be available in all states.

This Prospectus sets forth basic information about the Policy, the Variable Account, and the Fixed Account that a prospective investor ought to know before investing. Additional information about the Policy and the Variable Account is contained in the Statement of Additional Information, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is included in this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or phone number shown above.


  PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS
      PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FUND. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
    UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES AND SHARES OF THE FUNDS
     ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS
       OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY
        ARE SUBJECT TO MARKET FLUCTUATION, INVESTMENT RISK AND POSSIBLE
                           LOSS OF PRINCIPAL INVESTED



                   The date of this Prospectus is May 1, 1998.

                                TABLE OF CONTENTS




     DEFINITIONS ....................................................       3
     SUMMARY ........................................................       4
     TABLE OF EXPENSES ..............................................       8
     CONDENSED FINANCIAL INFORMATION ................................      11
     THE COMPANY ....................................................      13
     THE VARIABLE ACCOUNT, THE FUND AND FIXED ACCOUNT ...............      13
        The Variable Account ........................................      13
        The Fund ....................................................      13
             Seligman Bond Portfolio ................................      14
             Seligman Capital Portfolio .............................      14
             Seligman Cash Management Portfolio .....................      14
             Seligman Common Stock Portfolio ........................      14
             Seligman Communications and Information Portfolio ......      14
             Seligman Frontier Portfolio ............................      14
             Seligman Henderson Global Growth Opportunities Portfolio      14
             Seligman Henderson Global Smaller Companies Portfolio ..      14
             Seligman Henderson Global Technology Portfolio .........      15
             Seligman Henderson International Portfolio .............      15
             Seligman High-Yield Bond Portfolio .....................      15
             Seligman Income Portfolio ..............................      15
             Seligman Large-Cap Value Portfolio .....................      15
             Seligman Small-Cap Value Portfolio .....................      15
        Reserved Rights .............................................      15
        Change in Investment Objective ..............................      16
        The Fixed Account ...........................................      16
        Guarantee Amount ............................................      16
        Guarantee Periods ...........................................      16
        Market Value Adjustment .....................................      17
     DESCRIPTION OF ANNUITY POLICY ..................................      18
        Ten Day Right to Examine Policy .............................      18
        Premium .....................................................      18
             Initial Premium ........................................      18
             Additional Premiums ....................................      19
             Pre-Authorized Check Plan ..............................      19
             Wire Transmittal Privilege .............................      19
             Electronic Data Transmission of Application Information       19
             Net Premium Allocation .................................      20
        Termination .................................................      20
        Variable Account Value ......................................      20
             Units ..................................................      20
             Unit Value .............................................      20
             Net Investment Factor ..................................      21
        Transfers ...................................................      21
             Transfer Privilege .....................................      21
             Telephone Transfer Privilege ...........................      21
             Intouch(TM) Voice Response System ......................      21
             Dollar Cost Averaging Privilege ........................      22
             Restrictions on Transfers from Fixed Account ...........      22
             Transfer Processing Fee ................................      22
        Payment of Proceeds .........................................      22
             Proceeds ...............................................      22
             Proceeds on Annuity Date or Maturity Date ..............      23
             Proceeds on Surrender ..................................      23
        Proceeds on Death of Last Surviving Annuitant Before
             Annuity Date or Maturity Date (The Death
             Benefit) ...............................................      23
        Proceeds on Death of Any Owner Before or After Annuity
             Date or Maturity Date ..................................      24
        Interest on Proceeds ........................................      25
        Partial Withdrawals .........................................      25
             Systematic Withdrawal Privilege ("SWP") ................      26
        Seligman Time Horizon Matrix ................................      26
        Portfolio Rebalancing ("Rebalancing") .......................      27
        Loans .......................................................      27
        Payment of Benefits, Partial Withdrawals, Cash Surrenders &
             Transfers - Postponement ...............................      27
        Charges Against the Policy, Variable Account, and Fund ......      27
             Surrender Charge .......................................      27
             Policy Administration Charge ...........................      28
             Daily Administration Fee ...............................      28
             Transfer Processing Fee ................................      29
             Annualized Mortality and Expense Risk Charge ...........      29
             Waiver of Surrender Charge .............................      29
        Reduction or Elimination of Surrender Charges and Policy
             Administration Charges .................................      29
             Taxes ..................................................      30
             Other Charges Including Investment Management Fees .....      30
        Payment Options .............................................      31
             Election of Options ....................................      31
             Description of Payment Options .........................      31
             Payment Dates ..........................................      31
             Age and Survival of Payee ..............................      31
             Death of Payee .........................................      31
        Other Policy Provisions .....................................      32
             Owner or Joint Owner ...................................      32
             Beneficiary ............................................      32
             Written Notice .........................................      32
             Periodic Reports .......................................      32
             Assignment .............................................      33
             Modification ...........................................      33
         YIELDS AND TOTAL RETURNS ...................................      33
         TAX DEFERRAL ...............................................      34
         FEDERAL TAX STATUS .........................................      35
            Introduction ............................................      35
            The Company's Tax Status.................................      35
            Tax Status of the Policy ................................      35
                Diversification Requirements ........................      35
                Owner Control .......................................      35
                Required Distributions ..............................      36
            Taxation of Annuities ...................................      36
                In General ..........................................      36
                Withdrawals/Distributions ...........................      37
                Annuity Payments ....................................      37
                Taxation of Death Benefit Proceeds ..................      37
                Penalty Tax on Certain Withdrawals ..................      37
            Transfers, Assignments, or Exchanges of a Policy ........      38
            Withholding .............................................      38
            Multiple Policies .......................................      38
            Possible Tax Changes ....................................      38
            Taxation of Qualified Plans .............................      38
                Individual Retirement Annuities and Simplified Employee
                    Pensions (SEP/IRAs) .............................      39
                SIMPLE Individual Retirement Annuities ..............      39
                ROTH Individual Retirement Annuities ................      39
                Minimum Distribution Requirements ("MDR") ...........      39
                Corporate And Self-Employed (H.R.10 and Keogh) Pension
                    And Profit-Sharing Plans ........................      40
                Deferred Compensation Plans .........................      40
                Tax-Sheltered Annuity Plans .........................      40
    Other Tax Consequences ..........................................      40
 RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT
                PROGRAM .............................................      41
 DISTRIBUTION OF POLICIES ...........................................      41
 LEGAL PROCEEDINGS ..................................................      41
 VOTING RIGHTS ......................................................      41
 INSURANCE MARKETPLACE STANDARDS ASSOCIATION ........................      42
 PREPARING FOR YEAR 2000 ............................................      42
 FINANCIAL STATEMENTS ...............................................      43
 STATEMENT OF ADDITIONAL INFORMATION - TABLE OF
                CONTENTS ............................................      44
 APPENDIX A: STATE PREMIUM TAXES ....................................      45

                                   DEFINITIONS


ADMINISTRATIVE OFFICE: Our office at the address shown on page 1 of the Prospectus. This is our mailing address.

ANNUITANT: Any natural person whose life is used to determine the duration of any payments made under a payment option involving life contingencies. The term Annuitant also includes any Joint-annuitant, a term used to refer to more than one Annuitant.

ANNUITY DATE: The date when the Policy Value will be applied under an annuity payment option.

BENEFICIARY: The person to whom we will pay the proceeds payable on your death or on the death of the Last Surviving Annuitant.

CASH SURRENDER VALUE: The Policy Value less: 1) any applicable surrender charge; and 2) the policy administration charge; and 3) any applicable Market Value Adjustment.

COMPANY: Canada Life Insurance Company of America.

DUE PROOF OF DEATH: Proof of death that is satisfactory to us. Such proof may consist of: 1) a certified copy of the death certificate; or 2) a certified copy of the decree of a court of competent jurisdiction as to the finding of death.

EFFECTIVE DATE: The date the policy is effective is the date we accept your application and apply your initial premium.

FIXED ACCOUNT: Part of our general account that provides a Guaranteed Interest Rate for a specified Guarantee Period. This account is not part of and does not depend on the investment performance of the Variable Account.

FUND: Seligman Portfolios, Inc., a diversified open-end investment company that offers shares in fourteen portfolios in which the corresponding Sub-Accounts of the Variable Account are invested.

GUARANTEE AMOUNT: Before the Annuity Date, the amount equal to that part of any Net Premium allocated to or Policy Value transferred to the Fixed Account for a designated Guarantee Period with a particular expiration date (including interest thereon) less any withdrawals (including any applicable surrender charges, any applicable Market Value Adjustment and any applicable premium tax charge) or transfers (including any applicable Market Value Adjustments) therefrom.

GUARANTEE PERIOD: A specific number of years for which we agree to credit a particular effective annual rate of interest. We currently offer Guarantee Periods of one, three, five, seven and ten years.

GUARANTEED INTEREST RATE: The applicable effective annual rate of interest that we will pay on a Guarantee Amount. The Guaranteed Interest Rate will be at least three percent per year.

JOINT-ANNUITANT: A term used solely for the purpose of referring to more than one Annuitant. There is no other distinction between the terms Annuitant and Joint-annuitant. A Joint-annuitant: 1) is allowed but not required under a non-Qualified Policy and 2) is not allowed under a Qualified Policy and any designation of a Joint-annuitant under a Qualified Policy will be of no effect.

JOINT OWNER: A term used solely for the purpose of referring to more than one Owner. There is no other distinction between the terms Owner and Joint Owner.

LAST SURVIVING ANNUITANT: The Annuitant or Joint-annuitant that survives the other.

MARKET VALUE ADJUSTMENT: A positive or negative adjustment that may apply to any portion of a Guarantee Amount upon the surrender, withdrawal, or transfer of such portion of the Guarantee Amount before the expiration of the Guarantee Period applicable to that Guarantee Amount.

MATURITY DATE: The first day of the month after the Last Surviving Annuitant's 100th birthday.

NET PREMIUMS: The premium paid less any premium tax deducted in the year the premium is paid.

NONQUALIFIED POLICY: A policy that is not a "qualified" policy under the Internal Revenue Code of 1986, as amended (the "Code"). See "FEDERAL TAX STATUS".

OWNER: The Owner is entitled to exercise all rights and privileges provided the Owner in the policy. The term Owner also includes any Joint Owner.

PAC: Pre-authorized check, including electronic fund transfers.

POLICY: One of the flexible premium variable deferred annuity policies offered by this Prospectus.

POLICY VALUE: The sum of the Variable Account value and the Fixed Account value.

POLICY DATE, YEARS, MONTHS, and ANNIVERSARIES: Are measured from the Policy Date shown in the "Policy Details" of the policy.

QUALIFIED POLICY: A Policy that is issued in connection with plans that receive special federal income tax treatment under sections 401, 403(a), 403(b), 408, 408A, or 457 of the Code. See "FEDERAL TAX STATUS".

SUB-ACCOUNT: The Variable Account has fourteen Sub-Accounts: Bond; Capital; Cash Management; Common Stock; Communications and Information; Frontier; Global Growth Opportunities; Global Smaller Companies; Global Technology; High-Yield Bond; Income; International; Large-Cap Value; and Small-Cap Value. The assets of these Sub-Accounts are invested in the corresponding portfolio of the Fund.

UNIT: A measurement used in the determination of the policy's Variable Account value before the Annuity Date or Maturity Date.

VALUATION DAY: Each day the New York Stock Exchange is open for trading.

VALUATION PERIOD: The period beginning at the close of business on a Valuation Day and ending at the close of business on the next succeeding Valuation Day. The close of business is when the New York Stock Exchange closes (usually at 4:00 P.M. Eastern Time).

VARIABLE ACCOUNT: The Canada Life of  America Variable Annuity Account  2.

WE, OUR, and US: Canada Life Insurance Company of America.

WRITTEN NOTICE: See the "Written Notice" provision in the "Other Policy Provisions" section of this Prospectus.

YOU or YOUR: The Owner. See the definitions of "Owner" and "Joint Owner" above.


                                     SUMMARY

TEN DAY RIGHT TO EXAMINE POLICY

You have ten days after you receive the Policy to decide if the Policy meets your needs (except in California you have 30 days if the Owner is age 60 or over, in Colorado you have 15 days, and in Idaho and North Dakota you have 20 days), and if the Policy does not meet your needs to return the Policy to our Administrative Office. We will promptly return either the Policy Value (where allowed by law) or in states which do not allow return of Policy Value, we will return the full premium paid, without interest and less the amount of any partial withdrawals, within seven days. When the Policy is issued as an Individual Retirement Annuity, during the first seven days of the ten day period, we will return all premiums if this is greater than the amount otherwise payable.

PREMIUMS

The minimum initial premium is $5,000 ($2,000 if the Policy is an Individual Retirement Annuity, but we reserve the right to lower or raise the minimum premium for IRAs). However, the minimum initial premium is $100 ($50 if the Policy is an Individual Retirement Annuity) if submitted with a pre-authorized check ("PAC") agreement. You may make additional premium payments during any Annuitant's lifetime and before the Annuity Date or Maturity Date. The minimum additional premium is $1,000, or $100 per month if paid by PAC (or $50 per month if paid by PAC if the Policy is an Individual Retirement Annuity). Our prior approval is required before your total premiums paid exceed $1,000,000. You may allocate your Net Premiums among the Sub-Accounts of the Variable Account and the Fixed Account. See "Premiums".

THE VARIABLE ACCOUNT

The Variable Account is a separate investment account consisting of fourteen Sub-Accounts. The Policy Value before the Annuity Date or Maturity Date, except for amounts in the Fixed Account, will vary according to the investment performance of the portfolios of the Fund in which your elected Sub-Accounts are invested. See "The Variable Account".

THE FUND

The assets of each Sub-Account are invested in the corresponding portfolios of the Fund. The Fund currently offers fourteen portfolios: Seligman Bond; Seligman Capital; Seligman Cash Management; Seligman Common Stock; Seligman Communications and Information; Seligman Frontier; Seligman Henderson Global Growth Opportunities; Seligman Henderson Global Smaller Companies; Seligman Henderson Global Technology; Seligman High-Yield Bond; Seligman Income; Seligman Henderson International; Seligman Large-Cap Value and Seligman Small-Cap Value. The Fund is a diversified, open-end investment company. See "The Fund".

THE FIXED ACCOUNT

The Fixed Account is not part of and does not depend on the investment performance of the Variable Account. Under the Fixed Account you may allocate all or a portion of Net Premium payments and transfer Policy Value among several Guarantee Periods selected by you. We currently offer Guarantee Periods with durations of one, three, five, seven, and ten years. If the amount allocated or transferred remains in a Guarantee Period until the expiration date of a Guarantee Period, its value will be equal to the amount originally allocated or transferred, multiplied on an annually compounded basis, by its Guaranteed Interest Rate. Except for the one year Guarantee Period, any surrender, withdrawal, or transfer made before the expiration of a Guarantee Period will be subject to a Market Value Adjustment that may increase or decrease the Guarantee Amount (or portion thereof) being surrendered, withdrawn, or transferred. Because of this adjustment and for other reasons, the amount payable upon surrender, withdrawal, or transfer may be greater or less than the Guarantee Amount at the time of the transaction. However, the Market Value Adjustment will never reduce the earnings on amounts allocated to the Fixed Account to less than three percent per year. The Market Value Adjustment does not apply to amounts surrendered, withdrawn, or transferred from the one year Guarantee Period (See "THE FIXED ACCOUNT - Market Value Adjustment").

The Fixed Account, Market Value Adjustment and certain Guarantee Periods may not be available in all jurisdictions.

TRANSFERS

You may transfer all or part of an amount in a Sub-Account or the Fixed Account to another Sub-Account(s) or the Fixed Account, subject to certain restrictions. See "Transfers".

DEATH BENEFIT

If we receive Due Proof of Death ("Due Proof") of the Last Surviving Annuitant before the Annuity Date or Maturity Date, we will pay the Beneficiary a Death Benefit.

THE FOLLOWING APPLIES TO CERTAIN POLICIES ISSUED ON THE LATTER OF OCTOBER 1, 1997 OR THE DATE APPLICABLE REGULATORY APPROVALS ARE OBTAINED IN THE JURISDICTION IN WHICH THE POLICIES ARE OFFERED:

The Death Benefit is the greatest of:
     1. the premiums paid, less a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or
     2.   the Policy Value on the date we receive Due Proof; or

     3. the greatest Policy Value on any Policy Anniversary preceding both the date the Last Surviving Annuitant attained age 81 and the date we receive Due Proof of the Annuitant's death, adjusted for any of the following items that occur after such Policy Anniversary: a) less any partial withdrawals, including applicable surrender charges; b) less any incurred taxes; and c) plus any premiums paid.

If on the date the Policy was issued, any Annuitant was attained age 81 or older, the Death Benefit is the Policy Value.*

The Owner(s) of a Policy issued prior to October 1, 1997 will be entitled to the Death Benefit described above, after such date as regulatory approval is received for such provision from the Owner's state of residence, unless the Owner(s) elects not to accept this provision. The Company will not assess a charge in connection with the election of this Death Benefit.

*    In some jurisdictions the Death Benefit may vary.

THE FOLLOWING APPLIES ONLY TO CERTAIN POLICIES ISSUED FROM MAY 1, 1996 THROUGH OCTOBER 1, 1997, OR SUCH LATER DATE AS APPLICABLE REGULATORY APPROVALS WERE OBTAINED IN THE JURISDICTION IN WHICH THE POLICIES ARE OFFERED:

    If we receive Due Proof during the first five years, the Death Benefit is the greater of:
        1. the premiums paid, less: a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or
        2. the Policy Value on the date we receive Due Proof of Last Surviving Annuitant's death.

    If we receive Due Proof after the first five Policy Years, the Death Benefit is the greatest of:
        1.   item "1" above; or
        2.   item "2" above; or
        3.   the Policy Value at the end of the most recent 5 Policy
             Year period preceding the date we receive Due Proof of the Last Surviving Annuitant's death, adjusted for any of the following items that occur after such last 5 Policy Year period: a) less any partial withdrawals, including applicable surrender charges; b) less any incurred taxes; and c) plus any premiums paid. The 5 Policy Year periods are measured from the Policy Date (i.e., 5,
             10, 15, 20, etc.).

    If on the date the Policy was issued, all Annuitants under the Policy were attained age 80 or less, then after any such Annuitant attains age 81, the Death Benefit is the greater of items "1" or "2" above. However, if on the date the Policy was issued, any Annuitant under the Policy was attained age 81 or more, then the Death Benefit is the Policy Value.

THE FOLLOWING APPLIES ONLY TO CERTAIN POLICIES ISSUED PRIOR TO MAY 1, 1996 OR SUCH LATER DATE AS APPLICABLE REGULATORY APPROVAL WAS OBTAINED IN THE JURISDICTION IN WHICH THE POLICIES ARE OFFERED:

    If we receive Due Proof during the first seven Policy Years, the Death Benefit is the greater of:
        1. the premiums paid, less: a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or
        2. the Policy Value on the date we receive Due Proof of the Last Surviving Annuitant's death.

    If we receive Due Proof after the first seven Policy Years, the Death Benefit is the greatest of:
        1.   item "1" above; or
        2.   item "2" above; or
        3.   the Policy Value at the end of the most recent 7 Policy
             Year period preceding the date we receive Due Proof of the Last Surviving Annuitant's death, adjusted for any of the following items that occur after such last 7 Policy Year period: a) less any partial withdrawals, including applicable surrender charges; b) less any incurred taxes; and c) plus any premiums paid. The 7 Policy Year periods are measured from the Policy Date (i.e., 7, 14, 21, 28, etc.). For policies issued from May 1, 1995 through April 30, 1996, no further step-ups in Death Benefits will occur after any Annuitant's age of 80.

No Death Benefit is payable if the Policy is surrendered before the Last Surviving Annuitant's death.

See "Proceeds on Death of Any Owner Before or After Annuity Date or Maturity Date."

PARTIAL WITHDRAWALS AND CASH SURRENDERS

You may withdraw part or all of the Cash Surrender Value at any time before the earlier of the death of the Last Surviving Annuitant, the Annuity Date or the Maturity Date, subject to certain limitations. See "The Fixed Account," "Partial Withdrawals" and "Proceeds on Surrender". Partial withdrawals and cash surrenders may be subject to federal income tax, including a penalty tax.
See "FEDERAL TAX STATUS".

POLICY CHARGES

No deduction for a sales charge is made when premiums are paid. However, a surrender charge (contingent deferred sales charge) will be deducted when certain partial withdrawals and cash surrenders are made. For the purpose of determining if any surrender charge applies and the amount of such charge, partial withdrawals and surrenders are taken according to these rules from Policy Value attributable to premiums in the following order:


                                                                              SURRENDER CHARGE
                                                                              ----------------
  1.   Up to 100% of positive investment earnings of each variable
       Sub-Account available at the time the request is made, PLUS ...................... None

  2.   Up to 100% of interest on the FIXED ACCOUNT at the
       time the request for surrender/withdrawal is made, PLUS .......................... None

  3.   Up to 10% of total premiums STILL SUBJECT TO A SURRENDER CHARGE, once a policy year, PLUS ................................................................ None

  4.   Up to 100% of those premiums NOT SUBJECT TO A SURRENDER CHARGE, available at any time. ..................................................................... None

  5.   Premiums subject to a surrender charge:
       Policy Years Since Premium Was Paid
       -----------------------------------
          Less than 1 ......................................................................6%
          At least 1, but less than 2 ......................................................6%
          At least 2, but less than 3 ......................................................5%
          At least 3, but less than 4 ......................................................5%
          At least 4, but less than 5 ......................................................4%
          At least 5, but less than 6 ......................................................3%
          At least 6, but less than 7 ......................................................2%
          At least 7 .....................................................................None

See "Surrender Charge".

We deduct a policy administration charge of $30 for the prior Policy Year on each Policy Anniversary. If the Policy Value on the Policy Anniversary is $35,000 or more, we will waive the policy administration charge for the prior Policy Year. We will also deduct this charge for the current Policy Year if the Policy is surrendered for its Cash Surrender Value, unless the surrender occurs on the Policy Anniversary. See "Policy Administration Charge".

At each Valuation Period, we also deduct a daily administration fee at an effective annual rate of 0.15% from the assets of the Variable Account. See "Daily Administration Fee".

The first 12 transfers during each Policy Year are free under our current Company policy, which we reserve the right to change. The Company currently assesses a $25 transfer fee for the 13th and each additional transfer in a Policy Year. See "Transfer Processing Fee".

We deduct a mortality and expense risk charge at each Valuation Period from the assets of the Variable Account at an effective annual rate of 1.25%. This charge is not made after the Annuity Date or Maturity Date, or against any amounts in the Fixed Account. See "Annualized Mortality and Expense Risk Charge".

We will incur premium taxes in some jurisdictions relating to the policies. Depending on the jurisdiction, we deduct any such taxes from either: a) the premium when paid; or b) the Policy Value when it is applied under a payment option, at cash surrender value or upon partial withdrawal. See "Taxes".

Each portfolio of the Fund in which the Variable Account invests is responsible for its own expenses. In addition, charges for investment management services are charged daily from each portfolio of the Fund as a percentage of the average net assets of the portfolios, as follows: 0.40% for Seligman Bond, Seligman Capital, Seligman Cash Management (currently waived), Seligman Common Stock, and Seligman Income; 0.50% for Seligman High-Yield Bond; 0.75% for Seligman Communications and Information, and Seligman Frontier; 0.80% for Seligman Large-Cap Value; and 1.00% for Seligman Henderson Global Growth Opportunities, Seligman Henderson Global Smaller Companies, Seligman Henderson Global Technology, Seligman Henderson International, and Seligman Small-Cap Value. See "Other Charges Including Investment Management Fees" and the attached "PROSPECTUS FOR THE FUND."

 LOANS

The Company may offer a loan privilege to Owners of policies issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA (Employee Retirement Income Security Act of 1974, as amended). If offered, Owners of such policies may obtain loans using the Policy as the only security for the loan. The effective cost of a Policy loan would be 2% per year of the amount borrowed. See "Loans".

ANNUITY DATE, MATURITY DATE AND PAYMENT OPTIONS

On the Annuity Date, we will apply the Policy Value under Payment Option 1, unless you have elected to receive the Cash Surrender Value in a lump sum, or pursuant to a mutually agreed upon payment option, Payment Option 2. Payments under these payment options do not depend on the Variable Account's investment performance. The proceeds we will pay on the Maturity Date is the Policy Value. The payment options are: 1) Life Income with Payments for 10 Years Certain; and
2) Mutual Agreement. See "Payment Options".

OTHER POLICY PROVISIONS

For information concerning the Owner, Beneficiary, Written Notice, periodic policy reports, assignment, and modification see "Other Policy Provisions".

FEDERAL TAX STATUS

For a brief discussion of our current understanding of the federal tax laws concerning us and the annuity policies we issue see "FEDERAL TAX STATUS".

QUESTIONS

We will be happy to answer your questions about the Policy or our procedures. Call or write to us at the phone number or address on page one. All inquiries should include the policy number and the names of the Owner and the Annuitant.


                                TABLE OF EXPENSES

EXPENSE DATA


The following information regarding expenses assumes that the entire Policy Value is in the Variable Account.



    POLICYOWNER TRANSACTION EXPENSES*
    ---------------------------------
    Sales load on purchase payments ...............................................................None

    Maximum contingent deferred sales charge as a percentage of amount surrendered
       (10% of total premiums still subject to a surrender charge and 100% of earnings are free of any sales load. See "Policy Charges") ...................................................6.00%

    Transfer fee
       Current policy - First 12 transfers each Policy Year: ......................................No fee

     POLICY ADMINISTRATION CHARGE
     ----------------------------
     Per Policy per Policy Year:.............................................................................................$30
       (waived for the prior Policy Year if the Policy Value is $35,000 or more on the Policy Anniversary)

     VARIABLE ACCOUNT ANNUAL EXPENSES
     --------------------------------
     (as a percentage of average account value)
     Mortality and expense risk charges....................................................................................1.25%
     Effective annual rate of daily administration fee.................................................................... 0.15%
     Total Variable Account annual expenses................................................................................1.40%


     SELIGMAN PORTFOLIOS, INC. (THE "FUND")
     ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1997**
     (as a percentage of average net assets)


                 PORTFOLIO                                                 OTHER EXPENSES                   TOTAL
                                                      MANAGEMENT                AFTER                       ANNUAL
                                                        FEES               REIMBURSEMENT**                 EXPENSES
                                                        ----               ---------------                 --------
Seligman Bond                                          0.40%                     0.20%                      0.60%
Seligman Capital                                       0.40%                     0.20%                      0.60%
Seligman Cash Management                               0.00%                     0.00%                      0.00%
Seligman Common Stock                                  0.40%                     0.13%                      0.53%
Seligman Communications and Information
                                                       0.75%                     0.12%                      0.87%
Seligman Frontier                                      0.75%                     0.14%                      0.89%
Seligman Henderson Global Growth
Opportunities                                          1.00%                     0.40%                      1.40%
Seligman Henderson Global Smaller Companies
                                                       1.00%                     0.40%                      1.40%
Seligman Henderson Global Technology
                                                       1.00%                     0.40%                      1.40%
Seligman High-Yield Bond                               0.50%                     0.20%                      0.70%
Seligman Income                                        0.40%                     0.20%                      0.60%
Seligman Henderson International                       1.00%                     0.40%                      1.40%
Seligman Large-Cap Value                             0.80%***                    0.00%                      0.80%
Seligman Small-Cap Value                             1.00%****                   0.00%                      1.00%

* In addition to the policyowner transaction expenses reflected in the table, a Market Value Adjustment applies to the Guarantee Amount subject to surrender, withdrawal, or transfer except during the 30 days following the expiration of a Guarantee Period. Because of this adjustment and for other reasons, the amount payable upon surrender, withdrawal, or transfer may be greater or less than the Guarantee Amount at the time of the transaction. The Market Value Adjustment, however, will never reduce the earnings on amounts allocated to the Fixed Account to less than three percent per year and does not apply to amounts surrendered, withdrawn, or transferred from the one year Guarantee Period. The Fixed Account, Market Value Adjustment and certain Guarantee Periods may not be available in all jurisdictions.

** The above table is intended to assist the policyowner in understanding the costs and expenses that will be borne, under the Policy, directly or indirectly. These include the expenses of the Fund. The 0.00% following "Management Fees" under Cash Management is based on the fact that the Manager, in its sole discretion, waived its fee of 0.40% during 1997. With respect to Seligman Bond, Seligman Capital, Seligman Cash Management, Seligman Common Stock, Seligman Communications and Information, Seligman Frontier, Seligman High-Yield Bond, and Seligman Income, the percentage listed under "Other Expenses After Expense Reimbursement" is based on the fact that annual expenses (other than the management fee) exceeding 0.20% (0.00% for Cash Management) will be reimbursed by the Fund's Manager by voluntary agreement of the Manager. With respect to Large-Cap Value and Small-Cap Value, the 0.00% following "Other Expenses After Expense Reimbursement" is based on the fact that total annual expenses (including the management fee) that exceed .80% and 1.00%, respectively, will be reimbursed by the Fund's Manager by voluntary agreement of the Manager. With respect to Seligman Henderson International, Seligman Henderson Global Smaller Companies, Seligman Henderson Global Technology and Seligman Henderson Global Growth Opportunities, the Sub-Advisor has agreed to reimburse annual expenses (other than the management fee) that exceed 0.40% of average net assets. Absent such waivers or reimbursements, the Fund's "Other Expenses" would be higher, and during 1997 would have been: Seligman Bond 0.43%; Seligman Capital 0.22%; Seligman Cash Management 0.39%; Seligman Henderson Global Growth Opportunities 1.11%; Seligman Henderson Global Smaller Companies 0.56%; Seligman Henderson Global Technology 1.10%; Seligman High-Yield Bond 0.29%; Seligman Income 0.23% and Seligman Henderson International 1.07%. Expenses for Seligman Common Stock, Seligman Communications and Information and Seligman Frontier did not exceed the reimbursement level of 0.20%. It is estimated that "Other Expenses" for Seligman Large-Cap Value and Seligman Small-Cap Value would be 0.66% and 0.66%, respectively, absent any reimbursement and are based on estimated amounts for the current fiscal year.

    There is no assurance that these waiver or reimbursement policies will be continued in the future. In the event that any of these waivers or reimbursements are discontinued, they will be reflected in an updated prospectus.

*** The annual rate of 0.80% applies to the portfolio's first $500 million in average daily net assets. The rate declines to 0.70% of the portfolio's average daily net assets on the next $500 million in net assets, and to 0.60% of the portfolio's average daily net assets in excess of $1 billion. As the inception date for this portfolio is May 1, 1998, such expenses are estimations.

****The annual rate of 1.00% applies to the portfolio's first $500 million in average daily net assets. The rate declines to 0.90% of the portfolio's average daily net assets on the next $500 million in net assets, and to 0.80% of the portfolio's average daily net assets in excess of $1 billion. As the inception date for this portfolio is May 1, 1998, such expenses are estimations.

The data with respect to the Fund's annual expenses have been provided to us by the Fund and we have not independently verified such data.

The purpose of the above Table of Expenses is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Table of Expenses reflects expenses of the separate account as well as the Fund.

For a more complete description of the various costs and expenses, see "Charges Against the Policy, Variable Account, and Fund" and the Prospectus for the Fund. In addition to the expenses listed above, premium taxes may be applicable, which currently range between 0.5% to 3.5%, according to the jurisdiction. In many jurisdictions, there is no tax at all. See Appendix A: State Premium Taxes.


EXAMPLES

A policyowner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     1. If the Policy is surrendered at the end of the applicable time period:


                SUB-ACCOUNT                     1 YEAR        3 YEAR        5 YEAR        10 YEAR
                -----------                     ------        ------        ------        -------
Bond
                                                  $75          $110          $147          $240
Capital
                                                  $75          $110          $147          $240
Cash Management
                                                  $69           $91          $116          $175
Common Stock
                                                  $74          $108          $144          $232
Communications and Information
                                                  $78          $118          $161          $267
Frontier
                                                  $78          $119          $162          $269
Global Growth Opportunities
                                                  $83          $134          $187          $319
Global Smaller Companies
                                                  $83          $134          $187          $319
Global Technology
                                                  $83          $134          $187          $319
High-Yield Bond
                                                  $76          $113          $152          $250
Income
                                                  $75          $110          $147          $240
International
                                                  $83          $134          $187          $319
Large-Cap Value                                   $79          $116             *             *
Small-Cap Value                                   $79          $122             *             *

* Pursuant to regulations set forth by the Securities and Exchange Commission, examples for 5 and 10 Year periods have not been provided for Sub-Accounts commencing operations on or after May 1, 1998.


     2. If the Policy is annuitized or not surrendered at the end of the applicable time period:


                SUB-ACCOUNT                     1 YEAR        3 YEAR        5 YEAR        10 YEAR
                -----------                     ------        ------        ------        -------
Bond                                              $21           $65           $111          $240
Capital                                           $21           $65           $111          $240
Cash Management                                   $15           $46           $80           $175
Common Stock                                      $20           $63           $108          $232
Communications and Information                    $24           $73           $125          $267
Frontier                                          $24           $74           $126          $269
Global Growth Opportunities                       $29           $89           $151          $319
Global Smaller Companies                          $29           $89           $151          $319
Global Technology                                 $29           $89           $151          $319
High-Yield Bond                                   $22           $68           $116          $250
Income                                            $21           $65           $111          $240
International                                     $29           $89           $151          $319
Large-Cap Value                                   $23           $71              *             *
Small-Cap Value                                   $25           $77              *             *


* Pursuant to regulations set forth by the Securities and Exchange Commission, examples for 5 and 10 Year periods have not been provided for Sub-Accounts commencing operations on or after May 1, 1998.


The examples provided above assume that no transfer charge or Market Value Adjustment has been assessed. The examples also reflect a Policy administration charge of .07% of assets, determined by dividing the total policy administration charge collected by the total average net assets of the Sub-Accounts of the Variable Account.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.


                         CONDENSED FINANCIAL INFORMATION

The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information. See the "FINANCIAL STATEMENTS" section concerning financial statements contained in the Statement of Additional Information.

The table below sets forth certain information regarding the Sub-Accounts for a Policy for the period from commencement of business operations on June 21, 1993 through December 31, 1997. Accumulation Unit Values will not be provided for any date prior to the inception of the Variable Account. Communications and Information, Frontier and Global Smaller Companies commenced operations on October 11, 1994. High-Yield Bond commenced operations on May 1, 1995. The Global Technology and Global Growth Opportunities commenced operations on May 1, 1996. Large-Cap Value and Small-Cap Value commenced operations on May 1, 1998.

As of December 31, 1997, Large-Cap Value and Small-Cap Value had not commenced operations. Accordingly, condensed financial information is not available for these Sub-Accounts.


ACCUMULATION UNIT VALUE
                                            AS OF          AS OF           AS OF           AS OF           AS OF         INCEPTION
             SUB-ACCOUNT                  12/31/97        12/31/96       12/31/95        12/31/94        12/31/93         6/21/93
             -----------                  --------        --------       --------        --------        --------         -------
Bond                                       $16.33          $ 15.22        $ 15.45         $ 13.17         $ 13.84         $ 13.52
Capital                                    $30.81          $ 25.79        $ 22.89         $ 18.29         $ 19.62         $ 17.53
Cash Management                            $ 1.40          $  1.34        $  1.29         $  1.25         $  1.22         $  1.22
Common Stock                               $32.75          $ 27.42        $ 23.20         $ 18.53         $ 18.74         $ 17.38
Communications and Information             $18.26          $ 15.17        $ 14.17         $ 10.40               *
Frontier                                   $19.32          $ 16.86        $ 13.83         $ 10.54               *
Global Growth Opportunities                $10.88          $  9.82            ***
Global Smaller Companies                   $14.17          $ 13.91        $ 11.91         $ 10.32               *
Global Technology                          $12.11          $ 10.29            ***
High-Yield Bond                            $13.59          $ 11.99        $ 10.63              **
Income                                     $21.45          $ 19.11        $ 18.20         $ 15.69         $ 16.97         $ 16.30
International                              $13.87          $ 13.00        $ 12.34         $ 11.26         $ 11.34         $  9.98



NUMBER OF UNITS OUTSTANDING
AT END OF PERIOD

                                             AS OF            AS OF         AS OF            AS OF           AS OF
             SUB-ACCOUNT                    12/31/97         12/31/96      12/31/95        12/31/94         12/31/93
             -----------                                     --------
Bond                                          303,296         174,526        118,761         64,614          15,084
Capital                                       486,445         364,487        177,869         62,358           4,660
Cash Management                             5,291,742       6,138,138      4,756,423        434,226          56,138
Common Stock                                  992,580         743,848        406,237        127,570          35,206
Communications and Information              4,053,481       3,582,800      2,515,329         47,541               *
Frontier                                    1,806,075       1,536,337        785,660         11,609               *
Global Growth Opportunities                   437,357         131,675            ***
Global Smaller Companies                    1,380,030       1,173,248        408,870         12,740               *
Global Technology                             271,907         108,483            ***
High-Yield Bond                             1,671,215         939,456        275,716             **
Income                                        386,042         423,690        262,103        124,878          27,474
International                                 634,692         548,115        329,980        150,440          47,001



* The Accumulation Unit Values for the Communications and Information, Frontier and Global Smaller Companies Sub-Accounts' first Valuation Period were set at $10. Since these Sub-Accounts were not in existence in 1993, there were no outstanding Units to report at the end of the period December 31, 1993.

**The Accumulation Unit Value for the High-Yield Bond Sub-Account's first Valuation Period was set at $10. Since this Sub-Account was not in existence in 1994, there were no outstanding Units to report at the end of the period December 31, 1994.

***The Accumulation Unit Value for the Global Technology and Global Growth Opportunities Sub-Accounts' first Valuation Period was set at $10. Since these Sub-Accounts were not in existence prior to 5/1/96 there are no Units or unit values provided prior to December 31, 1996.

                                   THE COMPANY

Canada Life Insurance Company of America ("we," "our," and "us") is a stock life insurance company with assets as of December 31, 1997 of approximately $2.7 billion. We were incorporated under Michigan law on April 12, 1988, and our Administrative Office is located at 6201 Powers Ferry Road, NW, Atlanta, Georgia 30339. We currently are principally engaged in issuing and reinsuring annuity policies.

We share our A.M. Best rating with our parent company, The Canada Life Assurance Company. From time to time, we will quote this rating, our rating from Standard & Poor's Corporation, Duff & Phelps Inc., and/or Moody's Investors Service for claims paying ability. These ratings address the financial ability of these companies to meet their contractual obligations in accordance with the terms of their insurance contracts. They do not take into account deductibles, surrender or cancellation penalties, or timeliness of claim payment, nor do they address the suitability of the Policy for a particular purchaser. Also, these evaluations do not refer to the ability of these companies to meet non-policy obligations.

We are a wholly-owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered in Toronto, Ontario, Canada, with a U.S. home office in Atlanta, Georgia. The Canada Life Assurance Company commenced insurance operations in 1847 and has been actively operating in the United States since 1889. It is one of the largest life insurance companies in North America with consolidated assets as of December 31, 1997 of approximately $27.7 billion (U.S. dollars).

Obligations under the policies are obligations of Canada Life Insurance Company of America.

We are subject to regulation and supervision by the Michigan Insurance Bureau, as well as the applicable laws and regulations of all jurisdictions in which we are authorized to do business.



                THE VARIABLE ACCOUNT, THE FUND AND FIXED ACCOUNT

THE VARIABLE ACCOUNT

We established the Canada Life of America Variable Annuity Account 2 (the "Variable Account") as a separate investment account on October 30, 1992, under Michigan law. Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our general account. The income, gains or losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account in accordance with the policies without regard to our other income, gains or losses.

The portion of the assets of the Variable Account equal to the reserves and other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct and will be held in the Variable Account. We have the right to transfer to our general account any assets of the Variable Account which are in excess of such reserves and other liabilities.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under the federal securities laws. However, registration under the 1940 Act does not involve the supervision by the SEC of the management or investment policies or practices of the Variable Account.

The Variable Account currently is divided into fourteen Sub-Accounts with the assets of each Sub-Account invested in shares of the corresponding portfolio of the Fund described below.

THE FUND

Seligman Portfolios, Inc. (the "Fund") currently has fourteen portfolios:
Seligman Bond; Seligman Capital; Seligman Cash Management; Seligman Common Stock; Seligman Communications and Information; Seligman Frontier; Seligman Henderson Global Growth Opportunities; Seligman Henderson Global Smaller Companies; Seligman Henderson Global Technology; Seligman High-Yield Bond; Seligman Income; Seligman Henderson International; Seligman Large-Cap Value and Seligman Small-Cap Value. Shares of a portfolio are purchased and redeemed for a corresponding Sub-Account at their net asset value. Any amounts of income, dividends and gains distributed from the shares of a portfolio will be reinvested in additional shares of that portfolio at their net asset value. The Fund Prospectus defines the net asset value of portfolio shares.

The Fund is a diversified open-end investment company incorporated in Maryland which uses the investment management services of J. & W. Seligman & Co. Incorporated (the Seligman Henderson Global Growth Opportunities, Seligman Henderson Global Smaller Companies, Seligman Henderson Global Technology, and Seligman Henderson International Portfolios use the sub-advisory services of Seligman Henderson Co.). The following is a brief description of the investment objectives of each of the current portfolios of the Fund. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY PORTFOLIO WILL BE ACHIEVED. The following brief descriptions are qualified in their entirety by the more detailed information appearing in the attached Prospectus for the Fund.

SELIGMAN BOND PORTFOLIO

This Portfolio seeks favorable current income by investing in a diversified portfolio of debt securities, primarily of investment grade, including convertible issues and preferred stocks, with capital appreciation as a secondary consideration.

SELIGMAN CAPITAL PORTFOLIO


This Portfolio seeks to produce capital appreciation, not current income, by investing in common stocks (primarily those with strong near-or intermediate-term prospects) and securities convertible into or exchangeable for common stocks, in common stock purchase warrants and rights, in debt securities and in preferred stocks believed to provide capital appreciation opportunities.


SELIGMAN CASH MANAGEMENT PORTFOLIO

This Portfolio seeks to preserve capital and to maximize liquidity and current income by investing in a diversified portfolio of high-quality money market instruments. Investments in this Portfolio are neither insured nor guaranteed by the U.S. Government and there is no assurance that this Portfolio will be able to maintain a stable net asset value of $1.00 per share.

SELIGMAN COMMON STOCK PORTFOLIO

This Portfolio seeks to produce favorable, but not the highest, current income and long-term growth of both income and capital value, without exposing capital to undue risk, primarily through equity investments broadly diversified over a number of industries.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

This Portfolio seeks to produce capital gain, not income, by investing primarily in securities of companies operating in the communications, information and related industries.

SELIGMAN FRONTIER PORTFOLIO

This Portfolio seeks to produce growth in capital value; income may be considered but will be only incidental to the Portfolio's investment objective. The Portfolio invests primarily in equity securities of companies selected for their growth prospects.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO

This Portfolio seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO

This Portfolio seeks to achieve long-term capital appreciation primarily through global investments in securities of companies with small to medium market capitalizations.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO


This Portfolio seeks to achieve long-term capital appreciation by making global investments of at least 65% of its assets in securities of companies with business operations in technology and technology-related industries.


SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO

This Portfolio currently seeks to achieve long-term capital appreciation primarily through international investments in securities of medium to large-sized companies.

SELIGMAN HIGH-YIELD BOND PORTFOLIO

This Portfolio seeks to produce maximum current income by investing primarily in high-yielding, high risk corporate bonds and corporate notes, which, generally, are unrated or carry ratings lower than those assigned to investment grade bonds by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Portfolio will invest up to 100% of its assets in lower rated bonds, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and interest than higher rated investment grade bonds. An investment in the Portfolio is appropriate for you only if you can bear the high risk inherent in investing in such securities. This risk is described in the attached Prospectus for the Fund, which should be read carefully before investing.

SELIGMAN INCOME PORTFOLIO

This Portfolio seeks primarily to produce high current income consistent with what is believed to be prudent risk of capital and secondarily to provide the possibility of improvement in income and capital value over the longer term, by investing primarily in income-producing securities.


SELIGMAN LARGE-CAP VALUE PORTFOLIO

This Portfolio seeks capital appreciation by investing in equity securities of companies with large market capitalizations deemed to be value companies by the investment manager.

SELIGMAN SMALL-CAP VALUE PORTFOLIO

This Portfolio seeks capital appreciation by investing in equity securities of companies with small market capitalizations deemed to be value companies by the investment manager.


Since the Fund may be available to other separate accounts, including registered separate accounts for variable annuity and variable life products, and non-registered separate accounts for group annuity products, of Canada Life Insurance Company of New York, Canada Life Insurance Company of America, The Canada Life Assurance Company, and other unaffiliated insurance companies, it is possible that material conflicts may arise between the interests of the Variable Account and one or more other separate accounts investing in the Fund. The Fund's Board of Directors, the Fund's investment manager, and we and any other insurance companies participating in the Fund will monitor events to identify any irreconcilable material conflict. Upon being advised of such a conflict, we will take any steps we believe necessary to resolve the matter, including removing the assets of the Variable Account from one or more portfolios.

A FULL DESCRIPTION OF THE FUND, ITS INVESTMENT OBJECTIVES, ITS POLICIES AND RESTRICTIONS, ITS EXPENSES AND OTHER ASPECTS OF ITS OPERATION, AS WELL AS A DESCRIPTION OF THE RISKS RELATED TO INVESTMENT IN THE FUND, IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE FUND. THE PROSPECTUS FOR THE FUND SHOULD BE READ CAREFULLY BY A PROSPECTIVE PURCHASER ALONG WITH THIS PROSPECTUS BEFORE INVESTING.

RESERVED RIGHTS

We reserve the right to substitute shares of another portfolio of the Fund or shares of another registered open-end investment company if, in the judgment of our management, investment in shares of one or more portfolios is no longer appropriate for any legitimate reason, including: a change in investment objective; or a change in the tax laws; or the shares are no longer available for investment. We will obtain the approval of the SEC before we make a substitution of shares, if such approval is required by law.

When permitted by law, we also reserve the right to: create new Variable Accounts; combine Variable Accounts, including the Canada Life of America Variable Annuity Account 2; remove, combine or add Sub-Accounts and make the new Sub-Accounts available to policyowners at our discretion; add new portfolios of the Fund or of other registered investment companies; deregister the Variable Account under the 1940 Act if registration is no longer required; make any changes required by the 1940 Act; and operate the Variable Account as a managed investment company under the 1940 Act or any other form permitted by law. If a change is made, we will send you a revised Prospectus and any notice required by law.

CHANGE IN INVESTMENT OBJECTIVE

The investment objective of a Sub-Account of the Variable Account may not be changed unless the change is approved, if required, by the Michigan Insurance Bureau, and a statement of such approval is filed, if required, with the insurance department of the state in which the Policy is delivered.

THE FIXED ACCOUNT

An Owner may allocate some or all of the Net Premium payments and transfer some or all of the Policy Value to the Fixed Account, which is part of our general account and pays interest at declared rates (Guaranteed Interest Rates) guaranteed for selected periods of time from one to ten years (Guarantee Periods). The principal, after deductions, is also guaranteed. Since the Fixed Account is part of the general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The Fixed Account, Market Value Adjustment and certain Guarantee Periods may not be available in all states.

Due to certain exemptive and exclusionary provisions, interests issued by us in connection with the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the Fixed Account nor the general account has been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor the general account is generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Fixed Account, the Fixed Account, and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

GUARANTEE AMOUNT

The portion of the Policy Value allocated to the Fixed Account is the Guarantee Amount which is credited with interest, as described below. The Guarantee Amount reflects interest credited to the Policy Value in the Guarantee Periods, Net Premium payments allocated to or Policy Value transferred to Guarantee Periods and charges assessed in connection with the policy. The Guarantee Amount is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

GUARANTEE PERIODS

From time to time we will offer to credit Guarantee Amount with interest at specific guaranteed rates for specific periods of time. These periods of time are known as Guarantee Periods. We may offer one or more Guarantee Periods of one to ten years' duration at any time but will always offer a Guarantee Period of one year. We currently offer Guarantee Periods of one, three, five, seven and ten years. The interest rates available at any time will vary with the number of years in the Guarantee Period but will always be equal to or greater than an effective annual interest rate of 3%.

Guarantee Periods begin on the date as of which a Net Premium payment is allocated to or a portion of the Policy Value is transferred to the Guarantee Period, and end on the last calendar day of the month when the number of years in the Guarantee Period elected (measured from the end of the calendar month in which the amount was allocated or transferred to the Guarantee Period) has elapsed.

Allocations of Net Premium payments and transfers of Policy Value to the Fixed Account for a Guarantee Period may have different applicable Guaranteed Interest Rates depending on the timing of such allocations or transfers. The applicable Guaranteed Interest Rate does not change during a Guarantee Period. If the allocated or transferred amount remains in the fixed rate interest option until the end of the applicable Guarantee Period, its value will be equal to the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its Guaranteed Interest Rate. If a Guarantee Amount is surrendered, withdrawn, or transferred prior to the expiration of the Guarantee Period, the Guaranteed Amount is subject to a Market Value Adjustment, as described below, the application of which may result in the payment of an amount greater or less than the Guarantee Amount at the time of the transaction. The Market Value Adjustment, however, will never reduce the earnings on amounts allocated to the fixed interest rate option to less than three percent per year and does not apply to amounts surrendered, withdrawn, or transferred from the one year Guarantee Period or to provide death, nursing home, terminal illness benefits, and annuitization.

During the 30 day period following the expiration of a Guarantee Period ("30 day window"), a policyowner may transfer the Guarantee Amount from the expiring Guaranteed Period to another fixed interest rate option with a new Guarantee Period or to a Sub-Account(s). A Market Value Adjustment will not apply if the Guarantee Amount from the expired Guarantee Period is surrendered, withdrawn, or transferred during the 30 day window. During the 30 day window, the Guarantee Amount will accrue interest at an annual effective rate of 3% unless the Guarantee Amount remains in the Fixed Account in which case you will receive the interest rate in accordance with the Guarantee Period chosen.

Prior to the expiration date of any Guarantee Period, we will notify you of the then currently available Guarantee Periods and the Guaranteed Interest Rates applicable to such Guarantee Periods. A new Guarantee Period of the same duration as the previous Guarantee Period will commence automatically on the first day following the expired Guarantee Period, unless we receive Written Notice prior to the expiration of the 30 day window of the Owner's election of a different Guarantee Period from among those being offered by us at that time, or instructions to transfer all or a portion of the expiring Guarantee Amount to a Sub-Account. If we do not receive such Written Notice and are not offering a Guarantee Period of the same duration as the expiring Guarantee Period or if the duration of the expiring Guarantee Period would, if renewed, extend beyond the Annuity Date, if known, or Maturity Date, then a new Guarantee Period of one year will commence automatically on the first day following the expiration of the expired Guarantee Period.

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods that differ from those available when an Owner's Policy was issued. We also reserve the right, at any time, to stop accepting Net Premium payment allocations or transfers of Policy Value to a particular Guarantee Period. Since the specific Guarantee Periods available may change periodically, please contact our Administrative Office to determine the Guarantee Periods currently being offered.

Owners allocating Net Premium payments and/or Policy Value to the Fixed Account do not participate in the investment performance of assets of the Fixed Account, and this performance does not determine the Policy Value attributable to the Fixed Account or benefits relating thereto. The Fixed Account provides values and benefits based only upon the net purchase payments and Policy Values allocated thereto, the Guaranteed Interest Rate credited on such amounts, and any charges or Market Value Adjustments imposed on such amounts in accordance with the terms of the policy.


From time to time we may offer an additional one year Guarantee Period whereby you may elect to automatically transfer specified additional premium from this account to any variable Sub-Account(s) and/or any Guarantee Period(s) under the Fixed Account on a periodic basis, for a period not to exceed twelve months, subject to our administrative procedures and the restrictions disclosed in the "Transfer Privilege" section. A special interest rate may be offered for this Guarantee Period, which may differ from that offered for any other one year Guarantee Period. The available interest rate will always be equal to or greater than an effective annual interest rate of 3%. This Guarantee Period is used solely in connection with the "Dollar Cost Averaging" privilege (see "Dollar Cost Averaging Privilege").


MARKET VALUE ADJUSTMENT


A Market Value Adjustment reflects the relationship between: (i) the Guaranteed Interest Rate being applied to the Guarantee Period from which the Guarantee Amount is requested to be surrendered, withdrawn, or transferred; and (ii) the current Guaranteed Interest Rate that we credit for a Guarantee Period equal in duration to the Guarantee Period from which the Guarantee Amount will be surrendered, withdrawn, or transferred. If a Guarantee Period of such duration is not being offered, we will use the linear interpolation of the Guaranteed Interest Rates for the Guarantee Periods closest in duration that are available. Any surrender, withdrawal, or transfer of a Guarantee Amount is subject to a Market Value Adjustment, unless the Effective Date of the surrender, withdrawal, or transfer is within 30 days after the end of a Guarantee Period, the surrender, withdrawal or transfer of a Guarantee Amount is from the one year Guarantee Period, or the surrender, withdrawal or transfer is to provide death benefits, nursing home benefits, terminal illness benefits or annuitization. The Market Value Adjustment will be applied after the deduction of any applicable policy administration charge or transfer fee, and before the deduction of any applicable surrender charge or charge for taxes on premium payments. The Market Value Adjustment, however, will never invade principal nor reduce the earnings on amounts allocated to the Fixed Account to less than 3% per year.

Generally, if the Guaranteed Interest Rate for the selected Guarantee Period is lower than the Guaranteed Interest Rate currently being offered for new Guarantee Periods of duration equal to the selected Guarantee Period as of the date that the Market Value Adjustment is applied, then the application of the Market Value Adjustment will result in the payment, upon surrender, withdrawal, or transfer, of an amount less than the Guarantee Amount (or portion thereof) being surrendered, withdrawn, or transferred. Conversely, if the Guaranteed Interest Rate for the selected Guarantee Period is higher than the Guaranteed Interest Rate currently being offered for new Guarantee Periods of a duration equal the selected Guarantee Period as of the date that the Market Value Adjustment is applied, then the application of the Market Value Adjustment will result in the payment, upon surrender, withdrawal, or transfer of an amount greater than the Guarantee Amount (or portion thereof) being surrendered, withdrawn, or transferred.

The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, or transferred, (the "Amount") by the Market Value Adjustment Factor. The Market Value Adjustment Factor is calculated as follows:


Market Value Adjustment Factor = Lesser of   (a)         (1 + i) n/12
                                                         -----------------  -  1
                                                         (1 +r + .005)n/12


                                   or        (b)         .05
         where:

        "i" is the Guaranteed Interest Rate currently being credited to the "Amount";

        "r" is the Guaranteed Interest Rate that is currently being offered for a Guarantee Period of duration equal to the Guarantee Period for the Guarantee Amount from which the "Amount" is taken; and

        "n" is the number of months remaining to the expiration of the Guarantee Period for the Guarantee Amount from which the "Amount" is taken.

The Market Value Adjustment, however, will never invade principal nor reduce the earnings on amounts allocated to the Fixed Account to less than 3% per year.

                          DESCRIPTION OF ANNUITY POLICY

TEN DAY RIGHT TO EXAMINE POLICY

You have ten days after you receive the Policy to decide if the Policy meets your needs (except in California you have 30 days if the Owner is age 60 or over, in Colorado you have 15 days, and in Idaho and North Dakota you have 20 days),and if the Policy does not meet your needs to return the Policy to our Administrative Office. We will promptly return either the Policy Value (where allowed by law) or in states which do not allow return of Policy Value, we will return the full premium paid, without interest and less the amount of any partial withdrawals, within seven days. When the Policy is issued as an Individual Retirement Annuity, during the first seven days of the ten day period, we will return all premiums if this is greater than the amount otherwise payable.

PREMIUMS

INITIAL PREMIUM

An applicant must submit a properly completed application along with a check made payable to us for the initial premium. The minimum initial premium is $5,000 ($2,000 if the Policy is an Individual Retirement Annuity, but we reserve the right to lower or raise the minimum premium for IRAs). However, the minimum initial premium is $100 ($50 if the Policy is an Individual Retirement Annuity) when an applicant has enclosed a completed pre-authorized check ("PAC") agreement for additional premiums to be automatically withdrawn monthly from the Owner's bank account.

The application is subject to our underwriting standards. If the application is properly completed and is accompanied by all the information necessary to process it, including the initial premium, we will normally accept the application and apply the initial Net Premium within two Valuation Days of receipt at our Administrative Office. However, we may retain the premium for up to five Valuation Days while we attempt to complete the processing of an incomplete application. If this cannot be achieved within five Valuation Days, we will inform the applicant of the reasons for the delay and immediately return the premium, unless the applicant specifically consents to our retaining the premium until the application is made complete. If the applicant consents to our retaining the premium, we will apply the initial Net Premium within two Valuation Days of when the application is complete.

ADDITIONAL PREMIUMS

The minimum additional premium is $1,000. However, the minimum additional premium paid by PAC is $100 per month ($50 per month if the Policy is an Individual Retirement Annuity). We will apply additional Net Premiums as of receipt at our Administrative Office.

You may make additional premium payments at any time during any Annuitant's lifetime and before the earlier of the Annuity Date or Maturity Date. Our prior approval is required before we will accept an additional premium which, together with the total of other premiums paid, would exceed $1,000,000. We will give you a receipt for each additional premium payment.

PRE-AUTHORIZED CHECK PLAN


You may elect, in writing, to have monthly premiums automatically collected from your checking account or savings account pursuant to a Pre-Authorized Check Plan ("PAC"). This plan may be terminated by you or us after 30 days Written Notice, or at any time by us if a payment has not been paid by your bank. This option is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.


WIRE TRANSMITTAL PRIVILEGE

If a written agreement between us and broker/dealers who use wire transmittals is in effect, as a privilege to you we will accept transmittal of the initial and/or additional premiums by wire order from the broker/dealer to our designated financial institution. A copy of such transmittal must be simultaneously sent to our Administrative Office via a telephone facsimile transmission that also contains the essential information we require to begin application processing and/or to allocate the Net Premium. We will normally apply the initial Net Premium within two Valuation Days of receipt at our Administrative Office of the facsimile transmission that contains a copy of the wire order and such required essential information. We may retain such wire orders for up to five Valuation Days while an attempt is made to obtain such required information that we do not receive via such facsimile transmission. If such required information is not obtained within five Valuation Days, we will inform the broker/dealer, on behalf of the applicant, of the reasons for the delay and immediately return the premium wired to us to the broker/dealer who will return the full premium paid to the applicant, unless we receive within such five Valuation Days the applicant's specific written consent to our retaining the premium until we receive such required information via facsimile transmission.

Our acceptance of the wire order and facsimile does not create a contractual obligation with us until we receive and accept a properly completed original application. If we do not receive a properly completed original application within ten Valuation Days of receipt of the initial wire order premium, we will return the premium wired to us to the broker/dealer who will return the full premium paid to the applicant. If the allocation instructions in the properly completed original application are inconsistent with such instructions contained in the facsimile transmission, the Policy Value will be reallocated in accordance with the allocation instructions in the application at the price which was next determined after receipt of the wire order.

ELECTRONIC DATA TRANSMISSION OF APPLICATION INFORMATION

In certain states, we will also accept, by agreement with broker/dealers who use electronic data transmissions of application information, wire transmittals of initial premium payments from the broker/dealer to the Company for purchase of the Policy. Contact us to find out about state availability.

Upon receipt of the electronic data and wire transmittal, we will process the information and allocate the premium payment according to the policyowner's instructions. Based on the information provided, we will generate a Policy and a verification letter to be forwarded to the policyowner for signature.

During the period from receipt of the initial premium until the signed verification letter is received, the policyowner may not execute any financial transactions with respect to the Policy unless such transactions are requested in writing by the Owner and signature guaranteed.

NET PREMIUM ALLOCATION

You elect in your application how you want your initial Net Premium to be allocated among the Sub-Accounts and the Fixed Account. Any additional Net Premiums will be allocated in the same manner, unless at the time of payment we have received your Written Notice to the contrary. The total allocation must equal 100%.

We cannot guarantee that a Sub-Account or shares of a portfolio will always be available. If you request that all or part of a premium be allocated to a Sub-Account at a time when the Sub-Account or underlying portfolio is not available, we will immediately return that portion of the premium to you, unless you specify otherwise.

TERMINATION

We may pay you the Cash Surrender Value and terminate the Policy if before the Annuity Date or Maturity Date all of these events simultaneously exist:

        1.  you have not paid any premiums for at least two years;

        2.  the Policy Value is less than $2,000; and

        3. the total premiums paid, less any partial withdrawals, is less than $2,000.

We will mail you a notice of our intention to terminate this Policy at least six months in advance. The Policy will automatically terminate on the date specified in the notice, unless we receive an additional premium before the termination date specified in the notice. This additional premium must be at least the minimum amount specified in "Additional Premiums."

VARIABLE ACCOUNT VALUE

The Variable Account value before the Annuity Date or Maturity Date is determined by multiplying the number of Units credited to this Policy for each Sub-Account by the current unit value of these Units.

UNITS

We credit Net Premiums in the form of Units. The number of Units credited to the Policy for each Sub-Account is determined by dividing the Net Premium allocated to that Sub-Account by the unit value for that Sub-Account at the end of the Valuation Period during which we receive the premium at our Administrative Office.

We will credit Units for the initial Net Premium on the Effective Date of the policy. We will adjust the Units for any transfers in or out of a Sub-Account, including any transfer processing fee.

We will cancel the appropriate number of Units based on the unit value at the end of the Valuation Period in which any of the following events occur: the policy administration charge is assessed; the date we receive and file your Written Notice for a partial withdrawal or surrender; the date of a systematic withdrawal; the earlier of the Annuity Date or Maturity Date; or the date we receive Due Proof of your death or the Last Surviving Annuitant's death.

UNIT VALUE

The unit value for each Sub-Account's first Valuation Period is set at $10, except the Cash Management Sub-Account which is set at $1. The unit value for each subsequent Valuation Period is determined by multiplying the unit value at the end of the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the value is being determined.

The unit value for a Valuation Period applies to each day in that period. The unit value may increase or decrease from one Valuation Period to the next.

NET INVESTMENT FACTOR

The net investment factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor, which may be greater than or less than one.

The net investment factor for each Sub-Account for a Valuation Period equals 1 plus the rate of return earned by the relevant portfolio of the Fund, adjusted for the effect of taxes charged or credited to the Sub-Account, the mortality and expense risk charge, and the daily administration fee.

The rate of return of the relevant portfolio is equal to the fraction obtained by dividing (a) by (b) where:

        (a) is the net investment income and net gains, realized and unrealized, credited during the current Valuation Period; and

        (b) is the value of the net assets of the relevant portfolio at the end of the preceding Valuation Period, adjusted for the net capital transactions and dividends declared during the current Valuation Period.

TRANSFERS

TRANSFER PRIVILEGE

You may transfer all or a part of an amount in the Sub-Account(s) to another Sub-Account(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the Sub-Account(s), subject to these general restrictions and the additional restrictions in "Restrictions on Transfers from Fixed Account":

    1.   the Company's minimum transfer amount, currently $250; and
    2. a transfer request that would reduce the amount in that Sub-Account or the Fixed Account below $500 will be treated as a transfer request for the entire amount in that Sub-Account or the Fixed Account; and
    3. transfers from the Fixed Account, except from the one year Guarantee Period, may be subject to a Market Value Adjustment.

We cannot guarantee that a Sub-Account or shares of a portfolio will always be available. If you request an amount in a Sub-Account or Fixed Account be transferred to a Sub-Account at a time when the Sub-Account or underlying portfolio is unavailable, we will not process your transfer request, and this request will not be counted as a transfer for purposes of determining the number of free transfers executed. The Company reserves the right to change its minimum transfer amount requirements.


Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the variable Sub-Account. If a pattern of excessive trading by a policyholder or the policyholder's agent develops and the Funds' inform us that they are unwilling to issue shares of the relevant Fund in connection with a particular transaction because of excessive trading, we reserve the right not to process your transfer request. Accordingly, if your request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.


TELEPHONE TRANSFER PRIVILEGE

You may direct us to act on transfer instructions given by telephone, subject to our procedures, by initialing the authorization on the application or by subsequently completing our administrative form. The authorization will continue in effect until we receive your written revocation or we discontinue this privilege. We reserve the right to change our procedures and to discontinue this privilege.


We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not employ such reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate personal security codes and contract number before effecting any transfers. In addition, we cannot accept or process transfer requests left on our voice mail system, although transfers through our IntouchTM Voice Response System are acceptable.


INTOUCH(TM) VOICE RESPONSE SYSTEM

You may obtain current account information, including Sub-Account balances, Policy and unit values, and the current Fixed Account interest rate, through an interactive voice response system accessed by your touch tone telephone (the "Intouch

Voice Response System"). In addition, you may change your Sub-Account allocation and effect transfers between Sub-Accounts or to the Fixed Account. Transfers from the Fixed Account, other than from the one-year Guarantee Period, are not permitted under the Intouch Voice Response System. Your Policy number and Personal Identification Number, issued by us to ensure security, are required for any transfers and/or allocation changes.

When using the Intouch Voice Response System, you will not be assessed a transfer processing fee regardless of the number of transfers made per Policy Year.

DOLLAR COST AVERAGING PRIVILEGE

You may elect to have us automatically transfer specified amounts FROM ANY ONE variable Sub-Account or the one year Guarantee Period under the Fixed Account (either one a "disbursement account") TO ANY OTHER variable Sub-Account(s) or Guarantee Period(s) under the Fixed Account on a periodic basis, subject to our administrative procedures and the restrictions in "Transfer Privilege" above. This privilege is intended to allow you to utilize "Dollar Cost Averaging" ("DCA"), a long-term investment method which provides for regular, level investments over time. We make no representation or guarantee that DCA will result in a profit or protect against loss.


To initiate DCA, we must receive your Written Notice on our form. Once elected, such transfers will be processed until the entire value of the Sub-Account or the one year Guarantee Period under the Fixed Account is completely depleted, we receive your written revocation of such monthly transfers, or we discontinue this privilege. We reserve the right to change our procedures or to discontinue the DCA privilege upon 30 days Written Notice to you. This option is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.


RESTRICTIONS ON TRANSFERS FROM FIXED ACCOUNT

Other than transfers made pursuant to DCA, you may transfer an amount from a Guarantee Period under the Fixed Account subject to these additional restrictions:

    1. Transfers from a Guarantee Period other than the one year Guarantee Period may be subject to a Market Value Adjustment.

    2. Transfers from one Guarantee Period to another are prohibited other than within the 30 day window.

Under our current procedures, the transfer will be made on the valuation date that occurs on or next following the date we receive your transfer request at our Administrative Office.

TRANSFER PROCESSING FEE


There is no limit to the number of transfers that you can make between Sub-Accounts or to the Fixed Account. The first 12 transfers during each Policy Year are free under our current policy, which we reserve the right to change. The Company currently assesses a $25 transfer fee for the 13th and each additional transfer in a Policy Year. For the purposes of assessing the fee, each transfer request (which includes a Written Notice or telephone call, but does not include automatic transfers, including dollar cost averaging automatic transfers) is considered to be one transfer, regardless of the number of Sub-Accounts or the Fixed Account affected by the transfer. The processing fee will be charged proportionately to the receiving Sub-Account(s) and/or the Fixed Account. The $25 transfer fee is waived when using the IntouchTM Voice Response System.


PAYMENT OF PROCEEDS

PROCEEDS

Proceeds means the amount we will pay under your Policy when the first of the following events occurs: the Annuity Date or Maturity Date; or the Policy is surrendered; or we receive Due Proof of Death of the Last Surviving Annuitant or any Owner. We will pay any proceeds in a single sum that may be payable due to death before the Annuity Date or Maturity Date, unless an election is made for a payment option. See "Election of Options". The Policy ends when we pay the proceeds.

We will deduct any applicable premium tax from the proceeds described below, unless we deducted the tax from the premiums when paid.

PROCEEDS ON ANNUITY DATE OR MATURITY DATE

If Payment Option 1 is in effect on the Annuity Date, the proceeds we will pay is the Policy Value. See "Payment Options." If the proceeds are paid in a lump sum on the Annuity Date, we will pay the Cash Surrender Value.


You may change the Annuity Date, subject to these limitations:

    1. we must receive your Written Notice at our Administrative Office at least 30 days before the current Annuity Date;
    2. the requested Annuity Date must be a date that is at least 30 days after we receive your Written Notice; and
    3. the requested Annuity Date should be no later than the first day of the month following any Annuitant's 100th birthday or any earlier date required by law.

The proceeds on the Maturity Date will be the Policy Value. The Maturity Date is the first day of the month after any Annuitant's 100th birthday.

PROCEEDS ON SURRENDER

If you surrender the Policy before the Annuity Date, the proceeds we will pay is the Cash Surrender Value. The Cash Surrender Value is the Policy Value, less any applicable surrender charge, the policy administration charge and any applicable Market Value Adjustment. The Cash Surrender Value will be determined on the date we receive your Written Notice for surrender and this Policy at our Administrative Office.

You may surrender the Policy for its Cash Surrender Value at any time before the earlier of the death of the Last Surviving Annuitant, the Annuity Date or Maturity Date. However, the surrender proceeds may be subject to federal income tax, including a penalty tax. See "FEDERAL TAX STATUS".

You may elect to have the Cash Surrender Value paid in a single sum or under a payment option. See "Payment Options". The Policy ends when we pay the Cash Surrender Value. You may avoid a surrender charge by electing to apply the Policy Values under Payment Option 1. See "Proceeds on Annuity Date or Maturity Date".

PROCEEDS ON DEATH OF LAST SURVIVING ANNUITANT BEFORE ANNUITY DATE OR MATURITY DATE (THE DEATH BENEFIT)

If we receive Due Proof of Death ("Due Proof") of the Last Surviving Annuitant before the Annuity Date or Maturity Date, we will pay the Beneficiary a Death Benefit.

THE FOLLOWING APPLIES TO CERTAIN POLICIES ISSUED ON THE LATTER OF OCTOBER 1, 1997 OR THE DATE APPLICABLE REGULATORY APPROVALS ARE OBTAINED IN THE JURISDICTION IN WHICH THE POLICIES ARE OFFERED:

The Death Benefit is the greatest of:
        1. the premiums paid, less a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or
        2.  the Policy Value on the date we receive Due Proof; or
        3. the greatest Policy Value on any Policy Anniversary preceding both the date the Last Surviving Annuitant attained age 81 and the date we receive Due Proof of the Annuitant's death, adjusted for any of the following items that occur after such Policy Anniversary: a) less any partial withdrawals, including applicable surrender charges; b) less any incurred taxes; and c) plus any premiums paid.

If on the date the Policy was issued, any Annuitant under the Policy was attained age 81 or older, the Death Benefit is the Policy Value.*

The Owner(s) of a Policy issued prior to October 1, 1997 will be entitled to the Death Benefit described above, after such date as regulatory approval is received for such provision from the Owner's state of residence, unless the Owner(s) elects not to accept this provision. The Company will not assess a charge in connection with the election of this Death Benefit.

*  In some jurisdictions the Death Benefit may vary.

THE FOLLOWING APPLIES ONLY TO CERTAIN POLICIES ISSUED FROM MAY 1, 1996 THROUGH OCTOBER 1, 1997, OR SUCH LATER DATE AS APPLICABLE REGULATORY APPROVALS WERE OBTAINED IN THE JURISDICTION IN WHICH THE POLICIES ARE OFFERED:

    If we receive Due Proof during the first five years, the Death Benefit is the greater of:
            1. the premiums paid, less: a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or
            2. the Policy Value on the date we receive Due Proof of Last Surviving Annuitant's death.

    If we receive Due Proof after the first five Policy Years, the Death
    Benefit is the greatest of: \
            1.  item "1" above; or
            2.  item "2" above; or
            3. the Policy Value at the end of the most recent 5 Policy Year period preceding the date we receive Due Proof of the Last Surviving Annuitant's death, adjusted for any of the following items that occur after such last 5 Policy Year period: a) less any partial withdrawals, including applicable surrender charges;
                b) less any incurred taxes; and c) plus any premiums paid. The 5 Policy Year periods are measured from the Policy Date (i.e., 5, 10, 15, 20, etc.).

        If on the date the Policy was issued, all Annuitants under the Policy were attained age 80 or less, then after any Annuitant attains age 81, the Death Benefit is the greater of items "1" or "2" above. However, if on the date the Policy was issued, any Annuitant under the Policy was attained age 81 or more, then the Death Benefit is the Policy Value.

THE FOLLOWING APPLIES ONLY TO CERTAIN POLICIES ISSUED PRIOR TO MAY 1, 1996 OR SUCH LATER DATE AS APPLICABLE REGULATORY APPROVAL WAS OBTAINED IN THE JURISDICTION IN WHICH THE POLICIES ARE OFFERED:

    If we receive Due Proof during the first seven Policy Years, the Death Benefit is the greater of:
                1. the premiums paid, less: a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or
                2. the Policy Value on the date we receive Due Proof of the Last Surviving Annuitant's death.

    If we receive Due Proof after the first seven Policy Years, the Death Benefit is the greatest of:
                1.  item "1" above; or
                2.  item "2" above; or
                3. the Policy Value at the end of the 7 Policy Year period preceding the date we receive Due Proof of the Last Surviving Annuitant's death, adjusted for any of the following items that occur after such last 7 Policy Year period: a) less any partial withdrawals, including applicable surrender charges; b) less any incurred taxes; and c) plus any premiums paid. The 7 Policy Year periods are measured from the Policy Date (i.e., 7, 14, 21, 28, etc.). For policies issued from May 1, 1995 through April 30, 1996, no further step-ups in Death Benefits will occur after any Annuitant's age of 80.

No Death Benefit is payable if the Policy is surrendered before the Last Surviving Annuitant's death. If you are the Last Surviving Annuitant who dies before the Annuity Date or Maturity Date, the Death Benefit proceeds must be distributed pursuant to the rules set forth below in "Proceeds on Death of Any Owner Before or After Annuity Date or Maturity Date."

PROCEEDS ON DEATH OF ANY OWNER BEFORE OR AFTER ANNUITY DATE OR MATURITY DATE

If you are not an Annuitant, and we receive Due Proof of your death before the Annuity Date or Maturity Date we will pay the Beneficiary the Policy Value as of the date we receive Due Proof of your death. If you are the Annuitant, and we receive Due Proof of your death before the Annuity Date or Maturity Date we will pay the Beneficiary the Death Benefit described in "Proceeds on the Death of Last Surviving Annuitant Before Annuity Date or Maturity Date." If any Owner dies before the Annuity Date, federal tax law requires the Policy Value be distributed within five years after the date of such Owner's death regardless of whether such Owner is or is not an Annuitant, unless such Owner's spouse is the Designated Beneficiary, in which case, the Policy may be continued with the surviving spouse as the new Owner. All such distributions will be made in accordance with the requirements of the Investment Company Act of 1940.

A "Designated Beneficiary" is the person designated by you as a Beneficiary and to whom the proceeds of the Policy pass by reason of an Owner's death and must be a natural person.

If any Owner dies on or after the earlier of the Annuity Date or Maturity Date, any remaining payments must be distributed at least as rapidly as under the payment option in effect on the date of such Owner's death.

The distribution requirements described above will be considered satisfied as to any portion of the proceeds:

    1.   payable to or for the benefit of a Designated Beneficiary; and
    2. which is distributed over the life (or period not exceeding the life expectancy) of that Beneficiary, provided that the Beneficiary is a natural person and such distributions begin within one year of the Owner's death.

If you are not a natural person, the primary Annuitant as determined in accordance with Section 72(s) of the Code (i.e., the individual the events in the life of whom are of primary importance in effecting the timing or amount of the payout under the policy) will be treated as an Owner for purposes of these distribution requirements, and any change in the primary Annuitant will be treated as the death of an Owner.

INTEREST ON PROCEEDS

We will pay interest on proceeds if we do not pay the proceeds in a single sum or begin paying the proceeds under a payment option:

    1.  within 30 days after the proceeds become payable; or
    2. within the time required by the applicable jurisdiction, if less than 30 days.

This interest will accrue from the date the proceeds become payable to the date of payment, but not for more than one year, at an annual rate of 3%, or the rate and time required by law, if greater.

PARTIAL WITHDRAWALS

You may withdraw part of the Cash Surrender Value at any time before the earlier of the death of the Last Surviving Annuitant, the Annuity Date or Maturity Date, subject to these limits:

    1.  the Company's minimum partial withdrawal, currently $250;
    2. the maximum partial withdrawal is the amount that would leave a Cash Surrender Value of $5,000;
    3. a partial withdrawal request which would reduce the amount in a Sub-Account or a Guarantee Period under the Fixed Account below $500 will be treated as a request for a full withdrawal of the amount in that Sub-Account or a Guarantee Period; and 4. a partial withdrawal request for an amount exceeding $10,000 must be accompanied by a guarantee of the Owner's signature by a commercial bank, a trust company, or a savings and loan.

On the date we receive your Written Notice for a partial withdrawal at our Administrative office, we will withdraw the amount of the partial withdrawal from the Policy Value and we will then deduct any applicable surrender charge from the remaining Policy Value. The Company reserves the right to change its minimum partial withdrawal amount requirements.

You may specify the amount to be withdrawn from certain Sub-Accounts or Guarantee Periods under the Fixed Account. If you do not provide this information to us, we will withdraw proportionately from the Sub-Accounts and the Guarantee Periods under the Fixed Account in which you are invested. If you do provide this information to us, but the amount in the designated Sub-Accounts and the Guarantee Periods is inadequate to comply with your withdrawal request, we will first withdraw from the specified Sub-Accounts and the Guarantee Periods under the Fixed Account. The remaining balance will be withdrawn proportionately from the other Sub-Accounts and Guarantee Periods in which you are invested.

Any partial or systematic withdrawal may be included in the Owner's gross income in the year in which the withdrawal occurs, and may be subject to federal income tax, including a penalty tax equal to 10% of the amount treated as taxable income, and the Code restricts certain distributions under Tax-Sheltered Annuity Plans and other qualified plans. See "FEDERAL TAX STATUS".

SYSTEMATIC WITHDRAWAL PRIVILEGE ("SWP")

You may elect to withdraw a fixed-level amount from the Sub-Account(s) and the Guarantee Period(s) under the Fixed Account on a monthly, quarterly, semi-annual or annual basis, beginning 30 days after the Effective Date, if we receive your Written Notice on our form and the Policy meets the Company's minimum premium to elect the Systematic Withdrawal Privilege, currently $25,000, and in accordance with "Partial Withdrawals" above (when surrender charges are applicable). No minimum is necessary when Surrender Charges are not applicable. While Surrender Charges are applicable, each year you may withdraw as follows:

    1. up to 100% of positive investment earnings of each variable Sub-Account available at the time the SWP is executed/processed; PLUS
    2. up to 100% of interest on the FIXED ACCOUNT available at the time the SWP is executed/processed; PLUS
    3.  up to 10% of total premiums still
        subject to a surrender charge; PLUS
    4.  up to 100% of total premiums NOT
        SUBJECT TO A SURRENDER CHARGE.

    NOTE: Withdrawals from a Guarantee Period other than from the one year Guarantee Period under the Fixed Account may be subject to a Market Value Adjustment.

When no Surrender Charges are applicable, the entire Policy is available for systematic withdrawal. Once an amount has been selected for withdrawal, it will remain fixed until the earlier of the next Policy Anniversary or termination of the privilege. A written request to change the withdrawal amount for the following Policy Year must be received no later than 7 days prior to the Policy Anniversary date. The Systematic Withdrawal Privilege will end at the earliest of the date: when the Sub-Account(s) and Guarantee Period(s) you specified for those withdrawals has no remaining amount to withdraw; or the Cash Surrender Value is reduced to $2,000*; or you elect to pay premiums by pre-authorized check; or we receive your Written Notice to end this privilege; or we elect to discontinue this privilege upon 30 days Written Notice to you. Use of this privilege during a Policy Year to withdraw premium counts as your annual free withdrawal of up to 10% of total premiums under the "Surrender Charge" provision. References to partial withdrawals in other provisions of this Prospectus include systematic withdrawals. If applicable, a charge for premium taxes may be deducted from each systematic withdrawal payment. This option is not available on the 29th, 30th or 31st day of each month. The Company reserves the right to change its minimum systematic withdrawal amount requirements.


In certain circumstances, amounts withdrawn pursuant to a systematic withdrawal option may be included in a policy owner's gross income and may be subject to penalty taxes.


* If the Cash Surrender Value is reduced to $2,000, your Policy may terminate. See "Termination."

SELIGMAN TIME HORIZON MATRIX'

You may elect to participate in Seligman Time Horizon Matrix' (the
"Matrix"), an asset allocation strategy which will allocate your Policy Value based primarily upon the amount of time you have to reach specific financial goals. The Matrix uses certain predetermined model portfolios, designed by J. &
W. Seligman & Co. Incorporated that seek a wide range of financial goals for an investor's specific time horizon. Each J. & W. Seligman & Co. Incorporated model portfolio represents a predetermined allocation of your Policy Value among one or more of the variable Sub-Accounts. The Matrix also allows you to construct your own customized model portfolio.

Under the Matrix, you may elect to periodically rebalance your Policy Value to reflect the J. & W. Seligman & Co. Incorporated model portfolio you have selected or periodically rebalance your Policy Value to reflect your customized model portfolio. Any rebalancing of your Policy Value will be made pursuant to our procedures governing portfolio rebalancing. See "Portfolio Rebalancing" below. You may also choose a J. & W. Seligman & Co. Incorporated model portfolio or create a customized portfolio and elect not to rebalance your Policy Value after the initial allocation of Policy Value under that model portfolio. We make no representation or guarantee that following the Matrix will result in a profit, protect against loss or ensure the achievement of financial goals.

To initiate the Matrix, we must receive your Written Notice on our form. Participation in the Matrix is voluntary and can be modified or discontinued at any time by you in writing on our form. We reserve the right to change our procedures or to discontinue offering the Matrix upon 30 days Written Notice to you.

PORTFOLIO REBALANCING ("REBALANCING")

Portfolio Rebalancing is an investment strategy in which, on a quarterly, semi-annual or annual basis, your Policy Value in the Sub-Accounts only is reallocated back to its original portfolio allocation, regardless of changes in individual portfolio values from the time of the last Rebalancing. We make no representation or guarantee that Rebalancing will result in a profit, protect you against loss or ensure that you meet your financial goals.

To initiate Rebalancing, we must receive your Written Notice on our form. Participation in Rebalancing is voluntary and can be modified or discontinued at any time by you in writing on our form. Portfolio Rebalancing is not available for amounts invested and earnings thereon in the Fixed Account.


Once elected, we will continue to perform Rebalancing until we are instructed otherwise. We reserve the right to change our procedures or discontinue offering Rebalancing upon 30 days Written Notice to you. This option is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.


LOANS


If loans are offered, the Company will make a loan on the sole security of the policy within seven days of receiving the owner's properly completed loan application, subject to postponement under the same circumstances that payment of withdrawals may be postponed. The maximum loan value is determined under the Code but is no more than 80% of policy value, less outstanding loans and accrued interest. The amount of the loan is withdrawn from the owner's investment in the investment accounts, in accordance with the rules for making partial withdrawals unless the owner designates otherwise. (See "Partial Withdrawals"). The loan amount is transferred to the loan account, which is part of the Company's general account, and is credited with interest at the rate of 4% per year. The Company charges interest on policy loans of 6% per year payable in arrears, and if not paid the interest is added to the amount of the loan, is transferred from the investment accounts to the loan account on the Policy Anniversary, and bears interest at 6% as well. If on any date the loan amount plus accrued interest exceeds the policy value, the policy will be in default, the owner will receive a notice from the Company, and if the default amount is not repaid within a thirty-one day grace period, the policy will be foreclosed (terminated without value). Loans generally must be repaid within five years, in substantially equal quarterly installments, although additional repayment in whole or in part will be accepted at any time during the repayment period. The amount repaid is transferred from the loan account and allocated to the investment accounts in the same manner as the owner's most recent premium, unless the owner designates otherwise.


PAYMENT OF BENEFITS, PARTIAL WITHDRAWALS, CASH SURRENDERS & TRANSFERS - POSTPONEMENT

We will usually pay any proceeds payable, amounts partially withdrawn, or the Cash Surrender Value within seven calendar days after:

    1. we receive your Written Notice for a partial withdrawal or a cash surrender; or
    2.  the date chosen for any systematic withdrawal; or
    3. we receive Due Proof of your death or the death of the Last Surviving Annuitant.

However, we can postpone the payment of proceeds, amounts withdrawn, the Cash Surrender Value, or the transfer of amounts between Sub-Accounts if:

    1. the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or
    2. the SEC permits by an order the postponement for the protection of policyowners; or
    3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

We have the right to defer payment of any partial withdrawal, cash surrender, or transfer from the Fixed Account for up to six months from the date we receive your Written Notice for a withdrawal, surrender or transfer.

CHARGES AGAINST THE POLICY, VARIABLE ACCOUNT, AND FUND

SURRENDER CHARGE

No deduction for a sales charge is made when premiums are paid. However, a surrender charge (contingent deferred sales charge) will be deducted when certain partial withdrawals and cash surrenders are made to at least partially reimburse us for certain expenses relating to the sale of the policy, including commissions to registered representatives and other promotional expenses. A surrender charge may also be applied to the proceeds paid on the Annuity Date, unless the proceeds are applied under Payment Option 1.

For the purpose of determining if any surrender charge applies and the amount of such charge, partial withdrawals and surrenders are taken according to these rules from Policy Value attributable to premiums in the following order:


                                                                                                                SURRENDER CHARGE
                                                                                                                ----------------
     1. Up to 100% of positive investment earnings of each variable Sub-Account available at the time the request is made, PLUS...............................................................................None
     2. Up to 100% of interest on the FIXED ACCOUNT at the time the request for surrender/withdrawal is made, PLUS......................................................................None
     3. Up to 10% of total premiums STILL SUBJECT TO A SURRENDER CHARGE, once a policy year, PLUS..........................................................................................................None
     4. Up to 100% of those premiums NOT SUBJECT TO A SURRENDER CHARGE, available at any time.........................................................................................................None
     5. Premiums subject to a surrender charge
        Policy Years Since Premium Was Paid
        -----------------------------------
              Less than 1.....................................................................................................6%
              At least 1, but less than 2.....................................................................................6%
              At least 2, but less than 3.....................................................................................5%
              At least 3, but less than 4.....................................................................................5%
              At least 4, but less than 5.....................................................................................4%
              At least 5, but less than 6.....................................................................................3%
              At least 6, but less than 7.....................................................................................2%
              At least 7....................................................................................................None

Any surrender charge will be deducted proportionately from the Sub-Account(s) or the Guarantee Periods under the Fixed Account being surrendered or partially withdrawn in relation to the premium(s) withdrawn. If the premium remaining in a Sub-Account or a Guarantee Period after the withdrawal is insufficient to cover the proportionate surrender charge deduction, the balance of the surrender charge will be assessed proportionately from any other Sub-Account and Guarantee Period in which you are invested.

POLICY ADMINISTRATION CHARGE

To cover the costs of providing certain administrative services attributable to the policies and the operations of the Variable Account, including policy records, communicating with policyowners, and processing transactions, we deduct a policy administration charge of $30 for the prior Policy Year on each Policy Anniversary. If the Policy Value on the Policy Anniversary is $35,000 or more, we will waive the policy administration charge for the prior Policy Year. We will also deduct this charge for the current Policy Year if the Policy is surrendered for its Cash Surrender Value, unless the Policy is surrendered on a Policy Anniversary.

The charge will be assessed proportionately from any Sub-Accounts and the Guarantee Periods under the Fixed Account in which you are invested. If the charge is obtained from a Sub-Account(s), we will cancel the appropriate number of Units credited to this Policy based on the unit value at the end of the Valuation Period when the charge is assessed.

DAILY ADMINISTRATION FEE

At each Valuation Period, we also deduct a daily administration fee at an effective annual rate of 0.15% from the assets of each Sub-Account of the Variable Account. This daily administration fee is intended to reimburse us for other administrative costs under the policies.

TRANSFER PROCESSING FEE

The first 12 transfers during each Policy Year are free under our current policy, which we reserve the right to change. The Company currently assesses a $25 transfer fee for the 13th and each additional transfer in a Policy Year. For the purposes of assessing the fee, each transfer request (which includes a Written Notice or telephone call, but does not include automatic transfers, including dollar cost averaging automatic transfers) is considered to be one transfer, regardless of the number of Sub-Accounts or Guarantee Periods under the Fixed Account effected by the transfer. The processing fee will be charged proportionately to the receiving Sub-Account(s) and/or the Fixed Account. See "Transfers" for the rules concerning transfers.

ANNUALIZED MORTALITY AND EXPENSE RISK CHARGE

We assess an annual mortality and expense risk charge, deducted at each Valuation Period from the assets of the Variable Account, at an effective annual rate of 1.25% of the average daily value of the net assets in the Variable Account. This charge is assessed during the Accumulation Period, but is not made after the earlier of the Annuity Date or Maturity Date, and this charge is not made against any Fixed Account value. This charge consists of approximately 0.75% to cover the mortality risk, and approximately 0.50% to cover the expense risk. We guarantee not to increase this charge for the duration of the Policy. This charge is assessed daily when determining the value of an Accumulation Unit.

The mortality risk we assume arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the Policy) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. Accordingly, the mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimated when we established our guarantees in the Policy. Because of these guarantees, each Annuitant is assured that neither his or her longevity, nor an improvement in life expectancy generally, will have any adverse effect on the annuity payments received under the Policy. This, therefore, relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk we assume also includes our guarantee to pay a Death Benefit if the Last Surviving Annuitant dies before the Annuity Date or Maturity Date. No surrender charge is assessed against the payment of the Death Benefit, which also increases the mortality risk.


The expense risk we assume is the risk that the surrender charges, policy administration charge, daily administration fee, and transfer fees may be insufficient to cover our actual future expenses. If the mortality and expense charges are sufficient to cover such costs and risks, any excess will be profit to the Company, and a portion of such profit, if any, may be used to finance distribution expenses. However, if the amounts deducted prove to be insufficient, the loss will be borne by us.


WAIVER OF SURRENDER CHARGE

When the Policy has been in effect for 1 year, upon Written Notice from you, the Surrender Charge and any applicable Market Value Adjustment will be waived on any partial withdrawal or surrender after you provide us evidence that satisfies us in a written statement signed by a qualified physician that:

1.  a)  you are terminally ill; and
    b) your life expectancy is not more than 12 months due to the severity and nature of the terminal illness; and
    c) the diagnosis of the terminal illness was made after the Effective Date of this policy.

2. you are or have been confined to a hospital, nursing home or long-term care facility for at least 90 consecutive days, provided:

    a) confinement is for medically necessary reasons at the recommendation of a physician;
    b) the hospital, nursing home or long-term care facility is licensed or otherwise recognized and operating as such by the proper authority in the state where it is located, the Joint Commission on Accreditation of Hospitals or Medicare and satisfactory evidence of such status is provided to us; and
    c) the withdrawal or surrender request is received by us no later than 91 days after the last day of your confinement.

For policies issued on or after May 1, 1996, this provision is not available if any Owner was attained age 81 or older on the Effective Date. This provision may not be available in all jurisdictions.

REDUCTION OR ELIMINATION OF SURRENDER CHARGES AND POLICY ADMINISTRATION CHARGES


The amount of the surrender charge and/or policy administration charge on a Policy may be reduced or eliminated when some or all of the policies are to be sold to an individual or a group of individuals in such a manner that results in savings of sales and/or administrative expenses. In determining whether to reduce or eliminate such expenses, the Company will consider certain factors including the following:

    1. the size and type of group to which the administrative services are to be provided and the sales are to be made will be considered. Generally, sales and administrative expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of sales with fewer sales contacts.
    2. the total amount of premiums to be received will be considered. Per dollar sales expenses are likely to be less on larger premiums than on smaller ones.
    3. any prior or existing relationship with the Company will be considered. Policy sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing more sales with fewer sales contacts.
    4. the level of commissions paid to selling broker/dealers will be considered. For example, certain broker/dealers may offer policies in connection with financial planning programs offered on a fee for service basis. In view of the financial planning fees, such broker/dealers may elect to receive lower commissions for sales of the policies, thereby reducing the Company's sales expenses.


If, after consideration of the foregoing factors, it is determined that there will be a reduction or elimination in sales expenses and/or Policy administration expenses, the Company will provide a reduction in the surrender charge and/or the policy administration charge. Such charges may also be eliminated when a Policy is issued to an officer, director, employee, registered representative or relative thereof of: the Company; The Canada Life Assurance Company; J. & W. Seligman & Co. Incorporated; any selling Broker/Dealer; or any of their affiliates. In no event will reduction or elimination of the surrender charge and/or policy administration charge be permitted where such reduction or elimination will be discriminatory to any person.


In addition, if the Policy Value on the Policy Anniversary is $35,000 or more, we will waive the policy administration charge for the prior Policy Year.


TAXES

We will incur premium taxes in some jurisdictions relating to the policies. Depending on the jurisdiction, we deduct any such taxes from either: a) the premiums when paid; or b) the Policy Value when it is applied under a payment option, at cash surrender or upon partial withdrawal. A summary of current state premium tax rates is contained in Appendix A.

When any tax is deducted from the Policy Value, it will be deducted proportionately from the Sub-Accounts and the Guarantee Periods under the Fixed Account in which you are invested.

We reserve the right to charge or provide for any taxes levied by any governmental entity, including:

    1. taxes that are against or attributable to premiums, Policy Values or annuity payments; or
    2. taxes that we incur which are attributable to investment income or capital gains retained as part of our reserves under the policies or from the establishment or maintenance of the Variable Account.

OTHER CHARGES INCLUDING INVESTMENT MANAGEMENT FEES

Each portfolio of the Fund is responsible for all of its operating expenses. In addition, the Fund pays J. & W. Seligman & Co. Incorporated (the "Manager") fees for investment management services that are calculated daily and payable monthly from each portfolio at an annual rate of 0.40% for Seligman Bond, Seligman Capital, Seligman Cash Management (currently waived), Seligman Common Stock, and Seligman Income; 0.50% for Seligman High-Yield Bond; 0.75% for Seligman Communications and Information, and Seligman Frontier; 0.80% for Seligman Large-Cap Value; and 1.00% for Seligman Henderson Global Growth Opportunities, Seligman Henderson Global Smaller Companies, Seligman Henderson Global Technology, Seligman Henderson International (of which the Manager in turn pays 0.90% to Seligman Henderson Co., the Sub-Adviser to these four portfolios), and Seligman Small-Cap Value, of the average daily net assets of the portfolio. The Prospectus and Statement of Additional Information for the Fund provide more information concerning the investment management fee, other charges against the portfolios, the investment management services provided to the portfolios by J. & W. Seligman & Co. Incorporated, and the sub-advisory services provided to the Seligman Henderson International, Seligman Henderson Global Smaller Companies, Seligman Henderson Global Technology, and Seligman Henderson Global Growth Opportunities Portfolios by Seligman Henderson Co.

PAYMENT OPTIONS

The Policy ends when we pay the proceeds on the earlier of the Annuity Date or Maturity Date. On the Annuity Date, we will apply the Policy Value under Payment Option 1, unless you have an election of a payment option on file at our Administrative office to receive the Cash Surrender Value in a single sum, or to receive a mutually agreed upon payment option (Payment Option 2). The proceeds we will pay on the Maturity Date is the Policy Value. See "Proceeds on Annuity Date or Maturity Date," We require the surrender of your Policy so that we may pay the Cash Surrender Value or issue a supplemental contract for the applicable payment option. The term "payee" means a person who is entitled to receive payment under this section.

ELECTION OF OPTIONS

You may elect an option or revoke or change your election at any time before the Annuity Date or Maturity Date while any Annuitant is living. If an election is not in effect at the Last Surviving Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options. This election must be made within one year after the Last Surviving Annuitant's death and before any payment has been made.

An election of an option and any revocation or change must be made in a Written Notice. It must be filed with our Administrative office with the written consent of any irrevocable Beneficiary or assignee.

An option may not be elected and we will pay the proceeds in one sum if either of the following conditions exist:

    1.   the amount to be applied under the option is less than $1,000; or
    2.   any periodic payment under the election would be less than $50.

DESCRIPTION OF PAYMENT OPTIONS

Payment Option 1: Life Income With Payments for 10 Years Certain

We will pay the proceeds in equal amounts at the beginning of each month, during the payee's lifetime for at least 10 years certain.

The amount of each payment will be determined from the tables in the Policy which apply to Payment Option 1, using the payee's age. Age will be determined from the nearest birthday at the due date of the first payment.

Payment Option 2: Mutual Agreement

We will pay the proceeds according to other terms, if those terms are mutually agreed upon.

PAYMENT DATES

The payment dates of the options will be calculated from the date on which the proceeds become payable.

AGE AND SURVIVAL OF PAYEE

We have the right to require proof of age of the payee(s) before making any payment. When any payment depends on the payee's survival, we will have the right, before making the payment, to require proof satisfactory to us that the payee is alive.

DEATH OF PAYEE

At the death of the payee, or the last survivor of the payees, any amount remaining to be paid under this section will become payable in one sum, unless specified otherwise.

OTHER POLICY PROVISIONS

OWNER OR JOINT OWNER

During any Annuitant's lifetime and before the earlier of the Annuity Date or Maturity Date, you have all the rights and privileges granted by the policy. If you appoint an irrevocable Beneficiary or assignee, then your rights will be subject to those of that Beneficiary or assignee.

During any Annuitant's lifetime and before the earlier of the Annuity Date or Maturity Date, you may name a new Owner, Joint Owner or Annuitant by giving us Written Notice.

With respect to Qualified Policies generally, however, the contract may not be assigned (other than to us), Joint Ownership is not permitted, and the Owner must be the Annuitant.

BENEFICIARY

We will pay the Beneficiary any proceeds payable on your death or the death of the Last Surviving Annuitant. During any Annuitant's lifetime and before the earlier of the Annuity Date or Maturity Date, you may name and change one or more beneficiaries by giving us Written Notice. However, we will require Written Notice from any irrevocable Beneficiary or assignee specifying their consent to the change.

We will pay the proceeds under the Beneficiary appointment in effect at the date of death. If you have not designated otherwise in your appointment, the proceeds will be paid to the surviving Beneficiary(ies) equally. If no Beneficiary is living when you die or the Last Surviving Annuitant dies, or if none has been appointed, the proceeds will be paid to you or your estate.

WRITTEN NOTICE

Written Notice must be signed by you, dated, and of a form and content acceptable to us. Your Written Notice will not be effective until we receive and file it at our Administrative office. However, the change provided in your Written Notice to name or change the Owner or Beneficiary will then be effective as of the date you signed the Written Notice:

    1. subject to any payments made or other action we take before we receive and file your Written Notice; and
    2. whether or not you or the Last Surviving Annuitant are alive when we receive and file your Written Notice.

PERIODIC REPORTS

We will mail you a report showing the following items about your policy:

    1. the number of Units credited to the Policy and the dollar value of a Unit;
    2.  the Policy Value;
    3.  any premiums paid, withdrawals, and charges made since the last report;
        and
    4.  any other information required by law.

The information in the report will be as of a date not more than two months before the date of the mailing. We will mail the report to you:

    1.  at least annually, or more often as required by law; and

    2.  to your last address known to us.

ASSIGNMENT

You may assign a Nonqualified Policy or an interest in it at any time before the earlier of the Annuity Date or Maturity Date during any Annuitant's lifetime. An assignment must be in a Written Notice acceptable to us. It will not be binding on us until we receive and file it at our Administrative office. We are not responsible for the validity of any assignment. Your rights and the rights of any Beneficiary will be effected by an assignment.

An assignment of a Nonqualified Policy may result in certain tax consequences to the Owner. See "Transfers, Assignment or Exchanges of a Policy".

MODIFICATION

Upon notice to you, we may modify the policy, but only if such modification:

    1. is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject; or
    2. is necessary to assure continued qualification of the Policy under the Code or other federal or state laws relating to retirement annuities or variable annuity policies; or
    3. is necessary to reflect a change in the operation of the Variable Accounts; or 4. provides additional Variable Account and/or fixed accumulation options.

In the event of any such modification, we may make any appropriate endorsement to the policy.


                            YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the Sub-Accounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Sub-Account may, from time to time, advertise performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Sub-Accounts are based on the investment performance of the corresponding portfolios of the Fund. The Fund's performance in part reflects the Fund's expenses. See the Prospectus for the Fund.

The yield of the Cash Management Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified 7 day period. The yield is calculated by assuming that the income generated for that 7 day period is generated each 7 day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account (except the Cash Management Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

The total return of a Sub-Account refers to return quotations assuming an investment under a Policy has been held in the Sub-Account for various periods of time including, but not limited to, a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account (including any surrender charge that would apply if an Owner terminated the Policy at the end of each period indicated, but excluding any deductions for premium taxes).

We may, in addition, advertise total return performance information computed on a different basis. We may present total return information computed on the same basis as described above, except deductions will not include the surrender charge. This presentation assumes that the investment in the Policy persists beyond the period when the surrender charge applies, consistent with the long-term investment and retirement objectives of the policy.

We may compare the performance of each Sub-Account in advertising and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performances of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Other services or publications may also be cited in our advertising and sales literature.

Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analysis prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

We may also compare the performance of each Sub-Account in advertising and sales literature to the Standard & Poor's composite index of 500 common stocks, a widely used index to measure stock market performance. This unmanaged index does not reflect any "deduction" for the expense of operating or managing an investment portfolio. We may also make comparison to Lehman Brothers Government/Corporate Bond Index, an index that includes the Lehman Brothers Government Bond and Corporate Bond Indices. These indices are total rate of return indices. The Government Bond Index includes the Treasury Bond Index (public obligations of the U.S. Treasury) and the Agency Bond Index (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The Corporate Bond Index includes publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt. All issues have at least a one-year maturity, and all returns are at market value inclusive of accrued interest. Other independent indices such as those prepared by Lehman Brothers Bond Indices may also be used as a source of performance comparison.

We may also compare the performance of each Sub-Account in advertising and sales literature to the Dow Jones Industrial Average, a stock average of 30 blue chip stock companies that does not represent all new industries. Other independent averages such as those prepared by Dow Jones & Company, Inc. may also be used as a source of performance comparison. Day to day changes may not be reflective of the overall market when an average is composed of a small number of companies.


                                  TAX DEFERRAL

Under current tax laws any increase in Policy Value is generally not taxable to you or an Annuitant until received, subject to certain exceptions. See "FEDERAL TAX STATUS". This deferred tax treatment may be beneficial to you in building assets in a long-range investment program.

We may also distribute sales literature or other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, charts or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis where allowed by state law. All income and capital gains derived from Sub-Account investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can result in substantial long-term accumulation of assets, provided that the investment experience of the underlying portfolio of the Fund is positive.

                               FEDERAL TAX STATUS

      THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the annuity policy we issue. Any person concerned about these tax implications should consult a tax adviser before initiating any transaction. This discussion is based upon general understanding of the present federal income tax laws. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Policy may be purchased on a nonqualified tax basis ("Nonqualified Policy") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Policy"). The Qualified Policy was designed for use by individuals whose premium payments are comprised of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a policy, or annuity payments, and on the economic benefit to the Owner, an Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of a Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a policy. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that receive the intended special federal income tax treatment.

THE COMPANY'S TAX STATUS

The Variable Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. The operations of the Variable Account are a part of and taxed with our operations. We are taxed as a life insurance company under Subchapter L of the Code.

At the present time, we make no charge for any federal, state or local taxes (other than premium taxes) that we incur which may be attributable to the Variable Account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

TAX STATUS OF THE POLICY

DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code provides that separate account investments underlying a Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as an annuity policy under
Section 72 of the Code. The Variable Account through each portfolio of the Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various divisions of the Accounts may be invested. Although we do not have control over the Fund in which the Variable Account invests, we believe that each portfolio in which the Variable Account owns shares will meet the diversification requirements and that therefore the Policy will be treated as an annuity under the Code.


OWNER CONTROL


In certain circumstances, variable annuity policyowners may be considered the Owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity policyowner's gross income. Several years ago, the IRS stated in published rulings that a variable policyowner will be considered the Owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as Owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not Owners of separate account assets. For example, the Owner of the Policy has the choice of more subdivisions to which to allocate premiums and Policy Values than such rulings, has a choice of investment strategies different from such rulings, and may be able to transfer among subdivisions more frequently than in such rulings. These differences could result in the policyowner being treated as the Owner of the assets of the Variable Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent the policyowner from being considered the Owner of the assets of the Variable Account.

REQUIRED DISTRIBUTIONS

In addition to the requirements of Section 817(h) of the Code, in order to be treated as an annuity policy for federal income tax purposes, Section 72(s) of the Code requires any Nonqualified Policy to provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Policy will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "Designated Beneficiary" and which is distributed over the life of such "Designated Beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's "Designated Beneficiary" is the person designated by such Owner as a Beneficiary and to whom proceeds of the Policy passes by reason of death and must be a natural person. However, if the Owner's "Designated Beneficiary" is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner.

The Nonqualified Policies contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Policies (see "Minimum Distribution Requirements ["MDR"] for IRAs).


The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes.

TAXATION OF ANNUITIES

IN GENERAL

Section 72 of the Code governs taxation of annuities in general. We believe that an Owner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs by withdrawing all or part of the accumulation value (e.g., partial withdrawals and surrenders) or as annuity payments under the annuity option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the accumulation value (and in the case of a Qualified Policy, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

The Owner of any annuity policy who is not a natural person generally must include in income any increase in the excess of the policy's accumulation value over the policy's "investment in the contract" during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser.

The following discussion generally applies to policies owned by natural persons.

WITHDRAWALS/DISTRIBUTIONS

In the case of a distribution under a Qualified Policy (other than a Section 457 plan), under Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of any individual under a Policy which was not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Policies.


In the case of a withdrawal/distribution (e.g., surrender, partial withdrawal or systematic withdrawal) under a Nonqualified Policy before the Annuity Date, under Code Section 72(e) amounts received are generally first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. The treatment of Market Value Adjustments for purposes of these rules is unclear. A tax adviser should be consulted if a distribution occurs to which a Market Value Adjustment applies.


ANNUITY PAYMENTS

Although tax consequences may vary depending on the annuity option elected under an annuity policy, under Code Section 72(b), generally gross income does not include that part of any amount received as an annuity under an annuity policy that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable income payments, in general, the taxable portion (prior to recovery of the investment in the contract) is determined by a formula which establishes the specific dollar amount of each annuity payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. For fixed income payments (prior to recovery of the investment in the contract), in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Policy because of the death of an Owner or the Last Surviving Annuitant. Generally, such amounts are includable in the income of the recipient as follows:

    1. if distributed in a lump sum, they are taxed in the same manner as a surrender of the policy; or
    2. if distributed under a payment option, they are taxed in the same manner as annuity payments.

For these purposes, the investment in the Policy is not affected by an Owner or Annuitant's death. That is the investment in the Policy remains the amount of any purchase payments paid which were not excluded from gross income.

PENALTY TAX ON CERTAIN WITHDRAWALS

In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

    1.  made on or after the taxpayer reaches age 59 1/2;
    2. made on or after the death of an Owner (or if the Owner is not an individual, the death of the primary Annuitant);
    3.  attributable to the Owner becoming disabled;
    4. as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and Beneficiary;
    5. made under an annuity policy that is purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; and
    6. made under certain annuities issued in connection with structured settlement agreements.

Other tax penalties may apply to certain distributions under a Qualified Policy, as well as to certain contributions, loans and other circumstances.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A POLICY

A transfer of ownership, the designation of an Annuitant or other Beneficiary who is not also the Owner, the designation of certain annuity starting dates, or the exchange of a policy may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, designation, or exchange of a policy should contact a tax adviser with respect to the potential tax effects of such a transaction.

WITHHOLDING


Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.


MULTIPLE POLICIES

Section 72(e)(11) of the Code treats all nonqualified deferred annuity policies entered into after June 21, 1988 that are issued by us (or our affiliates) to the same Owner during any calendar year as one annuity policy for purposes of determining the amount includable in gross income under Code Section 72(e). The effects of this rule are not yet clear; however, it could effect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one annuity contract.

POSSIBLE TAX CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the polices could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the policies. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the policy.

TAXATION OF QUALIFIED PLANS

The policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in certain other circumstances. Therefore, no attempt is made to provide more than general information about the use of the policies with the various types of qualified retirement plans. Policyowners, the Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the policy, unless we consent. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the policies. Owners are responsible for determining that contributions, distributions and other transactions with respect to the policies satisfy applicable law. Brief descriptions follow of the various types of qualified retirement plans in connection with which we will issue a policy. We will amend the Policy as instructed to conform it to the applicable legal requirements for such plan.

INDIVIDUAL RETIREMENT ANNUITIES AND SIMPLIFIED EMPLOYEE PENSIONS (SEP/IRAS)

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Policy for use with IRAs may be subject to special disclosure requirements of the Internal Revenue Service.

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using an IRA for such purpose, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employee to an IRA. Employers intending to use the Policy in connection with such plans should seek advice.

Purchasers of a Policy for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. Purchasers should seek advice as to the suitability of the Policy for use with IRAs. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether a Death Benefit provision such as the provision in the Policy comports with IRA qualification requirements.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Beginning January 1, 1997, certain small employers may establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer a percentage of compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10 percent penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) and/or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

MINIMUM DISTRIBUTION REQUIREMENTS ("MDR")

The Code requires that minimum distribution from an IRA begin no later than April 1 of the year following the year in which the Owner attains age 70<K189>. Failure to do so results in a penalty of 50% of the amount not withdrawn. This penalty is in addition to normal income tax. We will calculate the MDR only for funds invested in this Policy and subject to our administrative guidelines, including but not limited to: 1) minimum withdrawal amount of $250; 2) while surrender charges are applicable, up to 10% of total premium plus 100% of any Sub-Account earnings and 100% of Fixed Account interest may be withdrawn; and 3) use of MDR counts as the once a Policy Year free withdrawal.

As an administrative practice, we will calculate and distribute an amount from an IRA using the method contained in the Code's minimum distribution requirements. The annual distribution is determined by dividing the prior December 31st value for the Policy by a life expectancy factor. The factor will be based on either your life or the life expectancies of your life and your Designated Beneficiary, as directed by you, and based on tables found in the IRS' regulations. Factors are redetermined for each year's distribution. The value of the Policy to be used in this calculation is the Policy Value on the December 31st prior to the year for which each subsequent payment is made. The life expectancy factor is determined by using the appropriate IRS chart based on one of the following circumstances:

    1.  your life expectancy (Single Life Expectancy);
    2. joint life expectancy between you and your Designated Beneficiary (Joint Life and Last Survivor Expectancy); or
    3. your life expectancy and a non-spouse Beneficiary more than 10 years younger than you (Minimum Distribution Incident Benefit Requirement).

No minimum distribution is required from a Roth IRA during your life, although upon your death certain distribution requirements apply.

The Code Minimum Distribution Requirements also apply to distribution from qualified plans other than IRAs. For qualified plans under section 401(a), 401(k), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5% Owner" (as defined in the Code), distributions generally must begin no later than the date described in (i). You are responsible for ensuring that distributions from such plans satisfy the Code minimum distribution requirements.

CORPORATE AND SELF-EMPLOYED (H.R.10 AND KEOGH) PENSION AND PROFIT-SHARING PLANS

Sections 401(a), 401(k) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individual Tax Retirement Act of 1962, as amended, commonly referred to as "H.R.10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the policies in order to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments. Employers intending to use the Policy in connection with such plans should seek advice.


The policy includes a Death Benefit that in some cases may exceed the greater of the premium payments or the Policy Value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax adviser.


DEFERRED COMPENSATION PLANS

Section 457 of the Code provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. All distributions are taxable as ordinary income. Except for certain governmental plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer.

TAX-SHELTERED ANNUITY PLANS


Section 403(b) of the Code permits public school systems and certain tax exempt organizations specified in Section 501(c)(3) to make payments to purchase annuity policies for their employees. Such payments are excludable from the employee's gross income (subject to certain limitations), but may be subject to FICA (Social Security) taxes. The policy includes a Death Benefit that in some cases may exceed the greater of the premium payments or the Policy Value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the Death Benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax adviser. Under Code requirements, Section 403(b) annuities generally may not permit distribution of:
1) elective contributions made in years beginning after December 31, 1988; 2) earnings on those contributions; and 3) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Under Code requirements, distributions of such amounts will be allowed only: 1) upon the death of the employee; or 2) on or after attainment of age 59 1/2; or 3) separation from service; or 4) disability; or 5) financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. With respect to these restrictions, the Company is relying upon a no-action letter dated November 28, 1988 from the staff of the SEC to the American Council of Life Insurance, the requirements for which have been or will be complied with by the Company.


OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the federal tax consequences under these policies are not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of owner or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. A tax adviser should be consulted for further information.


            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity policy issued under the ORP only upon: 1) termination of employment in the Texas public institutions of higher education; 2) retirement; or 3) death. Accordingly, a participant in the ORP, or the participant's estate if the participant has died, will be required to obtain a certificate of termination from the employer or a certificate of death before Policy Values can be withdrawn or surrendered.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.


                            DISTRIBUTION OF POLICIES

Canada Life of America Financial Services, Inc. ("CLAFS") acts as the principal underwriter, as defined in the Investment Company Act of 1940, of the policies for the Variable Account. CLAFS is a wholly-owned subsidiary of Canada Life Insurance Company of America, a Michigan Corporation. CLAFS, a Georgia corporation organized on January 18, 1988, is registered with the SEC under the Securities Exchange Act of 1934 (the "1934 Act") as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). CLAFS' principal business address is 6201 Powers Ferry Road, NW, Atlanta, Georgia.

Sales of the policies will be made by registered representatives of broker/dealers authorized by CLAFS to sell the policies. Such registered representatives will be licensed insurance agents of our Company. CLAFS and our Company have entered into an exclusive promotional agent (distribution) agreement with Seligman Financial Services, Inc. ("Seligman Financial"). Seligman Financial is a broker/dealer registered with the SEC under the 1934 Act and is a member of the NASD. Under the promotional agent distribution agreement, Seligman Financial will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Seligman Financial will prepare sales and promotional materials for the policies. CLAFS will pay distribution compensation to selling broker/dealers in varying amounts which, under normal circumstances, are not expected to exceed 6.5% of premium payments under the policies. We or Seligman Financial may from time to time pay additional compensation pursuant to promotional contracts. In some circumstances, Seligman Financial may provide reimbursement of certain sales and marketing expenses. CLAFS will pay the promotional agent a fee for providing marketing support for the distribution of the contracts.

The policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the policies. However, we reserve the right to discontinue the offering.


                                LEGAL PROCEEDINGS


Certain affiliates of the Company, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.



                                  VOTING RIGHTS

To the extent deemed to be required by law and as described in the Prospectus for the Fund, portfolio shares held in the Variable Account and in our general account will be voted by us at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If however, the Investment Company Act of 1940 or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote the portfolio shares in our own right, we may elect to do so.

The number of votes which are available to you will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which the Variable Account value is allocated. You only have voting interest prior to the Annuity Date or Maturity Date.

The number of votes of a portfolio which are available to you will be determined as of the date coincident with the date established for determining shareholders eligible to vote at the relevant meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Fund shares as to which no timely instructions are received and shares held by us in a Sub-Account as to which you have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all policies participating in that Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes cast on such item.

Each person having a voting interest in a Sub-Account will receive proxy materials, reports, and other material relating to the appropriate series.


                   INSURANCE MARKETPLACE STANDARDS ASSOCIATION

Canada Life Insurance Company of America is a member of the Insurance Marketplace Standards Association ("IMSA") and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuity products.


                             PREPARING FOR YEAR 2000

Like all financial services providers, the Company utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including the Funds, that also may be affected. The Company and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this Prospectus, it is not anticipated that Policyholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Company currently anticipates that its systems will be Year 2000 compliant prior to the end of 1999, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                              FINANCIAL STATEMENTS

Our balance sheets as of December 31, 1997 and 1996, and the related statements of operations, accumulated surplus (deficit), and cash flows for each of the three years in the period ended December 31, 1997, as well as the Report of Independent Auditors, are contained in the Statement of Additional Information. The Variable Account's statement of net assets as of December 31, 1997, and the related statements of operations and changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are contained in the Statement of Additional Information.

The financial statements of the Company included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

             STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS

ADDITIONAL POLICY PROVISIONS....................................................2
    Contract....................................................................2
    Incontestability............................................................2
    Misstatement of Age.........................................................2
    Currency....................................................................3
    Place of Payment............................................................3
    Non-Participation...........................................................3
    Our Consent.................................................................3

PRINCIPAL UNDERWRITER...........................................................3

CALCULATION OF YIELDS AND TOTAL RETURNS.........................................3
    Cash Management Yields......................................................3
    Other Sub-Account Yields....................................................4
    Total Returns...............................................................5
    Effect of the Policy Administration Charge on Performance Data..............7

SAFEKEEPING OF ACCOUNT ASSETS...................................................7
STATE REGULATION................................................................7
RECORDS AND REPORTS.............................................................8
LEGAL MATTERS...................................................................8
EXPERTS.........................................................................8
OTHER INFORMATION...............................................................8
FINANCIAL STATEMENTS............................................................8

                         APPENDIX A: STATE PREMIUM TAXES


Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax adviser should be consulted.


                                                      TAX RATE

                                               QUALIFIED   NONQUALIFIED
STATE                                          CONTRACTS    CONTRACTS
California .............................         0.50%         2.35%

District of Columbia ...................         2.25          2.25

Kentucky ...............................         2.00          2.00

Maine ..................................         0.00          2.00

Nevada .................................         0.00          3.50

South Dakota ...........................         0.00          1.25

West Virginia ..........................         1.00          1.00

Wyoming ................................         0.00          1.00

                                     PART B



                        INFORMATION REQUIRED TO BE IN THE

                       STATEMENT OF ADDITIONAL INFORMATION

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
    ADMINISTRATIVE OFFICE: 6201 POWERS FERRY ROAD, NW, ATLANTA, GEORGIA 30339
                              PHONE: (800) 333-2542


--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                           VARIABLE ANNUITY ACCOUNT 2
                FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY POLICY


--------------------------------------------------------------------------------



This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium variable deferred annuity policy (the "policy") offered by Canada Life Insurance Company of America. This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the policy and Seligman Portfolios, Inc. (the "Fund"). The Prospectuses are dated the same date as this Statement of Additional Information. You may obtain copies of the Prospectuses by writing or calling us at our address or phone number shown above.

      The date of this Statement of Additional Information is May 1, 1998.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



ADDITIONAL POLICY PROVISIONS ...................................................      2
         Contract ..............................................................      2
         Incontestability ......................................................      2
         Misstatement Of Age ...................................................      2
         Currency ..............................................................      3
         Place Of Payment ......................................................      3
         Non-Participation .....................................................      3
         Our Consent ...........................................................      3

PRINCIPAL UNDERWRITER ..........................................................      3

CALCULATION OF YIELDS AND TOTAL RETURNS ........................................      3
         Cash Management Yields ................................................      3
         Other Sub-Account Yields ..............................................      4
         Total Returns .........................................................      5
         Effect Of The Policy Administration Charge On Performance Data ........      7

SAFEKEEPING OF ACCOUNT ASSETS ..................................................      7

STATE REGULATION ...............................................................      8

RECORDS AND REPORTS ............................................................      8

LEGAL MATTERS ..................................................................      8

EXPERTS ........................................................................      8

OTHER INFORMATION ..............................................................      8

FINANCIAL STATEMENTS ...........................................................      8


                          ADDITIONAL POLICY PROVISIONS

CONTRACT

The entire contract is made up of the policy and the application for the policy. The statements made in the application are deemed representations and not warranties. We cannot use any statement in defense of a claim or to void the policy unless it is contained in the application and a copy of the application is attached to the policy at issue.


INCONTESTABILITY

We will not contest the policy after it has been in force during any annuitant's lifetime for two years from the date of issue of the policy.


MISSTATEMENT OF AGE

If the age of any annuitant has been misstated, we will pay the amount which the proceeds would have purchased at the correct age.

If we make an overpayment because of an error in age, the overpayment plus interest at 3% compounded annually will be a debt against the policy. If the debt is not repaid, future payments will be reduced accordingly.

If we make an underpayment because of an error in age, any annuity payments will be recalculated at the correct age, and future payments will be adjusted. The underpayment with interest at 3% compounded annually will be paid in a single sum.


CURRENCY

All amounts payable under the policy will be paid in United States currency.


PLACE OF PAYMENT

All amounts payable by us will be payable at our Administrative Office at the address shown on page one of this Statement of Additional Information.


NON-PARTICIPATION

The policy is not eligible for dividends and will not participate in our divisible surplus.


OUR CONSENT

If our consent is required, it must be given in writing. It must bear the signature, or a reproduction of the signature, of our President, Secretary or Actuary.


                              PRINCIPAL UNDERWRITER



Canada Life of America Financial Services, Inc. ("CLAFS"), an affiliate of Canada Life Insurance Company of America ("CLICA"), is the principal underwriter of the variable annuity policies described herein. The offering of the policies is continuous, and CLICA does not anticipate discontinuing the offering of the policies. However, CLICA does reserve the right to discontinue the offering of the policies.

CLAFS did not receive nor retain any commissions in 1997, 1996, or 1995 for serving as principal underwriter of the variable annuity policies.



                     CALCULATION OF YIELDS AND TOTAL RETURNS

CASH MANAGEMENT YIELDS


We may, from time to time, quote in advertisements and sales literature the current annualized yield of the Cash Management Sub-Account for a 7 day period in a manner which does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) at the end of the 7 day period in the value of a hypothetical account under a policy having a balance of 1 unit of the Cash Management Sub-Account at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365 day basis. The net change in account value reflects: 1) net income from the portfolio attributable to the hypothetical account; and 2) charges and deductions imposed under the policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: 1) the policy administration charge; 2) the daily administration fee; and 3) the mortality and expense risk charge. The yield calculation reflects an average per unit policy administration charge of $30 per year deducted at the end of each policy year. Current Yield will be calculated according to the following formula:

                     Current Yield = ((NCS-ES)/UV) X (365/7)

        Where:

        NCS    =      the net change in the value of the portfolio (exclusive
                      of realized gains and losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) for the 7 day period
                      attributable to a hypothetical account having a balance of
                      1 Sub-Account unit.
        ES     =      per unit expenses of the Sub-Account for the 7 day period.
        UV     =      the unit value on the first day of the 7 day period.

The current yield for the 7 day period ended December 31, 1997  was 2.52%.


We may also quote the effective yield of the Cash Management Sub-Account for the same 7 day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:


                                                        365/7
                     Effective Yield = (1+((NCS-ES)/UV))      - 1
        Where:

        NCS    =      the net change in the value of the portfolio (exclusive
                      of realized gains and losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) for the 7 day period
                      attributable to a hypothetical account having a balance of
                      1 Sub-Account unit.
        ES     =      per unit expenses of the Sub-Account for the 7 day period.
        UV     =      the unit value for the first day of the 7 day period.

The effective yield for the 7 day period ended December 31, 1997 was 2.56%.


Because of the charges and deductions imposed under the policy, the yield for the Cash Management Sub-Account will be lower than the yield for the Cash Management Portfolio.

The yields on amounts held in the Cash Management Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Management Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Cash Management Portfolio, the types and quality of portfolio securities held by the Cash Management Portfolio of the Fund, and the Cash Management Portfolio's operating expenses.


OTHER SUB-ACCOUNT YIELDS

We may, from time to time, quote in sales literature and advertisements the current annualized yield of one or more of the Sub-Accounts (except the Cash Management Sub-Account) for 30 day or one month periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30 day or one month period. Because the yield is annualized, the yield generated by a Sub-Account during the 30 day or one month period is assumed to be generated each period over a 12 month period. The yield is computed by: 1) dividing the net investment income of the series attributable to the Sub-Account units less Sub-Account expenses for the period; by 2) the maximum offering price per unit on the last day of the period multiplied by the daily average number of units outstanding for the period; by 3) compounding that yield for a 6 month period; and by 4) multiplying that result by 2. Expenses attributable to the Sub-Account include 1) the policy administration charge; 2) the daily administration fee, and 3) the mortality and expense risk charge. The yield calculation reflects a policy administration charge of $30 per year per policy deducted at the end of each policy year. For purposes of calculating the 30 day or one month yield, an average policy administration charge per dollar of policy value in the Variable Account is used to determine the amount of the charge attributable to the Sub-Account for the 30 day or one month period as described below. The 30 day or one month yield is calculated according to the following formula:

                                                   6
                   Yield = 2 x ((((NI-ES)/(U x UV)) + 1) - 1)
        Where:

        NI     =      net income of the portfolio for the 30 day or one month
                      period attributable to the Sub-Account's units.
        ES     =      expenses of the Sub-Account for the 30 day or one month
                      period.
        U      =      the average number of units outstanding.
        UV     =      the unit value at the close (highest) of the last day in
                      the 30 day or one month period.

Because of the charges and deductions imposed under the policies, the yield for the Sub-Account will be lower than the yield for the corresponding portfolio.

The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield is affected by the types and quality of portfolio securities held by the portfolio, and its operating expenses.

Yield calculations do not take into account the surrender charge under the policy. The surrender charge is equal to 6% of premiums paid during that current policy year and the previous 6 policy years on certain amounts surrendered or withdrawn under the policy as described in the Prospectus. A surrender charge will not be imposed on the first withdrawal in any policy year on an amount up to 10% of the premiums paid during that current policy year and the previous 6 policy years, if the systematic withdrawal privilege is not elected in that policy year.


TOTAL RETURNS

We may, from time to time, also quote in sales literature or advertisements total returns, including average annual total returns for one or more of the Sub-Accounts for various periods of time. We will always include quotes of average annual total return for the period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided.

Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a policy to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent quarter-end practicable, considering the type and media of the communication and will be stated in the communication.

Average annual total returns will be calculated using Sub-Account unit values which we calculate on each valuation day based on the performance of the Sub-Account's underlying portfolio, and the deductions for the mortality and expense risk charge, daily administration fee and the policy administration charge of $30 per year per policy deducted at the end of each policy year. For purposes of calculating total return, an average per dollar policy administration charge attributable to the hypothetical account for the period is used. The total return will then be calculated according to the following formula:

                                             1/N
                               TR = ((ERV/P))    - 1
        Where:

        TR     =      the average annual total return net of Sub-Account
                      recurring charges.
        ERV    =      the ending redeemable value of the hypothetical account
                      at the end of the period.
        P      =      a hypothetical initial payment of $1,000.
        N      =      the number of years in the period.

Average annual total returns for the periods shown below were:



                                              1 YEAR             5 YEAR RETURN            FROM FUND
                                            YEAR ENDED            YEAR ENDED           INCEPTION DATE              FUND
SUB-ACCOUNT*                                 12/31/97              12/31/97              TO 12/31/97          INCEPTION DATE
------------                                 --------              --------              -----------          --------------
Bond                                           1.83%                 4.16%                  5.20%                06/21/88
Capital                                       13.96%                11.02%                 12.45%                06/21/88
Cash Management                               (1.56%)                2.32%                  3.48%                06/21/88
Common Stock                                  13.97%                13.59%                 13.17%                06/21/88
Communications and Information                14.86%                   **                  19.39%                10/04/94
Frontier                                       9.07%                   **                  21.54%                10/04/94
Global Growth Opportunities                    5.36%                   **                   1.97%                05/01/96
Global Smaller Companies                      (3.64)%                  **                  10.16%                10/04/94
Global Technology                             12.21%                   **                   9.12%                05/01/96
High-Yield Bond                                7.85%                   **                  10.70%                05/01/95
Income                                         6.79%                 6.43%                  8.25%                06/21/88
International                                  1.21%                   **                   6.59%                05/03/93


* The Inception Dates of the Sub-Accounts are as follows: Capital, Cash Management, Common Stock, Bond and Income Portfolios, 06/21/93; International, 05/03/93; Communication and Information, Frontier and Global Smaller Companies, 10/11/94; High-Yield Bond, 05/01/95; and Global Growth Opportunities and Global Technology, 05/01/96. These dates may not coincide with the Fund inception dates or with the date of first activity in the account.

** These Sub-Accounts invest in portfolios that have not been in operation five years as of December 31, 1997, and accordingly, no five year average annual total return is available.


As of December 31, 1997, the Large-Cap Value and Small Cap Value Sub-Accounts had not commenced operations. Accordingly, we have not provided average annual total return information for the Sub-Accounts.


We may, from time to time, also quote in sales literature or advertisements, total returns that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charge on amounts surrendered or withdrawn.

Average annual total returns without a surrender charge for the periods shown below for the Sub-Accounts were:



                                              1 YEAR             5 YEAR RETURN            FROM FUND
                                            YEAR ENDED             YEAR ENDED          INCEPTION DATE              FUND
            SUB-ACCOUNT*                     12/31/97               12/31/97             TO 12/31/97          INCEPTION DATE
            ------------                     --------               --------             -----------          --------------
Bond                                           7.23%                  4.62%                  5.20%                06/21/88
Capital                                       19.36%                 11.37%                 12.45%                06/21/88
Cash Management                                3.84%                  2.81%                  3.48%                06/21/88
Common Stock                                  19.37%                 13.91%                 13.17%                06/21/88
Communications and Information                20.26%                    **                  20.31%                10/04/94
Frontier                                      14.47%                    **                  22.42%                10/04/94
Global Growth Opportunities                   10.76%                    **                   5.12%                05/01/96
Global Smaller Companies                       1.76%                    **                  11.26%                10/04/94
Global Technology                             17.61%                    **                  12.10%                05/01/96
High-Yield Bond                               13.25%                    **                  12.10%                05/01/95
Income                                        12.19%                  6.85%                  8.25%                06/21/88
International                                  6.61%                    **                   7.19%                05/03/93



* The Inception Dates of the Sub-Accounts are as follows: Capital, Cash Management, Common Stock, Bond and Income Portfolios, 06/21/93; International, 05/03/93; Communication and Information, Frontier and Global Smaller Companies, 10/11/94; High-Yield Bond, 05/01/95; and Global Growth Opportunities and Global Technology, 05/01/96. These dates may not coincide with the Fund inception dates or with the date of first activity in the account.


** These Sub-Accounts invest in portfolios that have not been in operation five years as of December 31, 1997, and accordingly, no five year average annual total return is available.


As of December 31, 1997, the Large-Cap Value and Small-Cap Value Sub-Accounts had not commenced operations. Accordingly, we have not provided average annual total return information for these Sub-Accounts.


EFFECT OF THE POLICY ADMINISTRATION CHARGE ON PERFORMANCE DATA

The policy provides for a $30 policy administration charge to be assessed annually on each policy anniversary proportionately from any Sub-Accounts and Fixed Account in which you are invested. If the policy value on the policy anniversary is $35,000 or more, we will waive the policy administration charge for the prior policy year. For purposes of reflecting the policy administration charge in yield and total return quotations, we will convert the annual charge into a per-dollar per-day charge based on the average policy value in the Variable Account of all policies on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.


                          SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account we have.

Records are maintained of all purchases and redemptions of portfolio shares held by each of the Sub-Accounts.

Our officers and employees are covered by an insurance company blanket bond issued by America Home Assurance Company to The Canada Life Assurance Company, our parent Company, in the amount of $25 million. The bond insures against dishonest and fraudulent acts of officers and employees.

                                STATE REGULATION

We are subject to the insurance laws and regulations of all the jurisdictions where we are licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. The policies will be modified to comply with the requirements of each applicable jurisdiction.


                               RECORDS AND REPORTS

We will maintain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.


                                  LEGAL MATTERS


All matters relating to Michigan law pertaining to the policies, including the validity of the policies and our authority to issue the policies, have been passed upon by Charles MacPhaul. Sutherland, Asbill & Brennan LLP of Washington, DC, has provided advice on certain matters relating to the federal securities laws.



                                     EXPERTS


Our balance sheets as of December 31, 1997 and 1996, and the related statements of operations, accumulated surplus (deficit), and cash flows for each of the three years in the period ended December 31, 1997, included in this Statement of Additional Information and Registration Statement as well as the Variable Account's statement of net assets as of December 31, 1997, and the related statements of operations and changes in net assets for the periods indicated therein included in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, of Atlanta, Georgia, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.



                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the policies discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.


                              FINANCIAL STATEMENTS

The Variable Account's statement of net assets as of December 31, 1997, and the related statements of operations and changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are contained herein. Ernst & Young LLP, independent auditors, serves as independent auditors for the Variable Account.


Our balance sheets as of December 31, 1997 and 1996, and the related statements of operations, accumulated surplus (deficit), and cash flows for each of the three years in the period ended December 31, 1997, as well as the Report of Independent Auditors, are contained herein. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                          INDEX TO FINANCIAL STATEMENTS


CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2

                                                                                                              PAGE
        Report of Independent Auditors.......................................................................  1

        Audited Financial Statements

        Statement of Net Assets as at December 31, 1997......................................................  2
        Statements of Operations for the
              year ended December 31, 1997...................................................................  4
        Statements of Changes in Net Assets for the
              year ended December 31, 1997...................................................................  6
        Notes to Financial Statements .......................................................................  8


CANADA LIFE INSURANCE COMPANY OF AMERICA

                                                                                                              PAGE
        Report of Independent Auditors.......................................................................  1

        Audited Financial Statements

        Balance Sheets as at December 31, 1997...............................................................  3
        Statements of Operations for the
              years ended December 31, 1997, 1996 and 1995...................................................  4
        Statements of Accumulated Surplus (Deficit) for the
              years ended December 31, 1997, 1996 and 1995.................................................... 5
        Statements of Cash Flows for the
              years ended December 31, 1997, 1996  and 1995 .................................................  6
        Notes to Financial Statements .......................................................................  8

                              FINANCIAL STATEMENTS



                         CANADA LIFE OF AMERICA VARIABLE
                                ANNUITY ACCOUNT 2

                                DECEMBER 31, 1997

                       WITH REPORT OF INDEPENDENT AUDITORS

                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2

                              FINANCIAL STATEMENTS


                                December 31, 1997




                                    CONTENTS

Report of Independent Auditors ..........................................      1


Audited Financial Statements

Statement of Net Assets .................................................      2
Statement of Operations .................................................      4
Statements of Changes in Net Assets .....................................      6
Notes to Financial Statements ...........................................      8

                        [ERNEST & YOUNG LLP LETTERHEAD]


                         REPORT OF INDEPENDENT AUDITORS


Board of Directors of Canada Life Insurance Company of America and Contract Owners of Canada Life of America Variable Annuity Account 2

We have audited the accompanying statement of net assets of Canada Life of America Variable Annuity Account 2 (comprising, respectively, the Bond, Capital, Cash Management, Common Stock, Communications and Information, Frontier, Global Growth Opportunities, Global Smaller Companies, Global Technology, International, High-Yield Bond, and Income Sub-Accounts) as of December 31, 1997, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting the Canada Life of America Variable Annuity Account 2 at December 31, 1997, and the results of their operations and the changes in their net assets for each of the periods indicated therein in conformity with generally accepted accounting principles.

                                             /s/ Ernest & Young LLP


Atlanta, Georgia
February 6, 1998

-------------------------------------------------------------------------------
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------

                                                                                CASH               COMMON         COMMUNICATIONS
                                          BOND             CAPITAL           MANAGEMENT             STOCK        AND INFORMATION
                                       SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                                      ------------------------------------------------------------------------------------------
NET ASSETS:
Investment in Seligman
Portfolios, Inc., at market value
 (see Note 3 for cost values)         $  4,982,006       $ 14,983,560       $  7,291,206       $ 32,411,950       $ 73,680,233
Due (to) from Canada Life
 Insurance Company of
 America (Note 6)                          (24,292)            31,721            (34,328)           163,690            497,281
Receivable (payable) for
 investments sold (purchased)               (3,775)           (29,371)           126,689            (67,447)          (177,566)
                                      ------------------------------------------------------------------------------------------
NET ASSETS                            $  4,953,939       $ 14,985,910       $  7,383,567       $ 32,508,193       $ 73,999,948
                                      ==========================================================================================

NET ASSETS ATTRIBUTABLE TO:
Policyholders' liability reserve      $  4,953,939       $ 14,985,910       $  7,383,567       $ 32,508,193       $ 73,999,948
                                      ------------------------------------------------------------------------------------------
NET ASSETS                            $  4,953,939       $ 14,985,910       $  7,383,567       $ 32,508,193       $ 73,999,948
                                      ==========================================================================================

NUMBER OF UNITS OUTSTANDING                303,296            486,445          5,291,742            992,580          4,053,481
                                      ==========================================================================================

NET ASSET VALUE PER UNIT              $    16.3337       $    30.8070       $     1.3953       $    32.7512       $    18.2559
                                      ==========================================================================================

----------
See accompanying Notes.

--------------------------------------------------------------------------------
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

                    GLOBAL        GLOBAL
                    GROWTH        SMALLER          GLOBAL                       HIGH-YIELD
  FRONTIER      OPPORTUNITIES    COMPANIES       TECHNOLOGY    INTERNATIONAL       BOND              INCOME        SUB-ACCOUNTS
SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        COMBINED
-------------------------------------------------------------------------------------------------------------------------------
$  34,585,073   $   4,574,218   $  19,510,887   $   3,241,991   $   8,727,870   $  22,477,341    $   8,281,764    $ 234,748,099


      359,489         170,042           4,969          51,382          77,550         300,714            6,982        1,605,200

      (56,437)         15,098          35,449             127              37         (62,232)          (8,217)        (227,645)
-------------------------------------------------------------------------------------------------------------------------------
$  34,888,125   $   4,759,358   $  19,551,305   $   3,293,500   $   8,805,457   $  22,715,823    $   8,280,529    $ 236,125,654
===============================================================================================================================


$  34,888,125   $   4,759,358   $  19,551,305   $   3,293,500   $   8,805,457   $  22,715,823    $   8,280,529    $ 236,125,654
-------------------------------------------------------------------------------------------------------------------------------
$  34,888,125   $   4,759,358   $  19,551,305   $   3,293,500   $   8,805,457   $  22,715,823    $   8,280,529    $ 236,125,654
===============================================================================================================================

    1,806,075         437,357       1,380,030         271,907         634,692       1,671,215          386,042       17,714,862
===============================================================================================================================

$     19.3171   $     10.8821   $     14.1673   $     12.1126   $     13.8736   $     13.5924    $     21.4498
===============================================================================================================================

-------------------------------------------------------------------------------
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

                                                                            CASH          COMMON        COMMUNICATIONS
                                         BOND          CAPITAL           MANAGEMENT        STOCK        AND INFORMATION
                                      SUB-ACCOUNT    SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
NET INVESTMENT INCOME:
Dividend and capital gain
 distributions                        $248,056       $  988,744          $427,461       $4,978,458         $18,996,507
Less mortality and expense
 risk charges (Note 6)                  53,705          189,814           122,936          412,662           1,019,729
                                      ---------------------------------------------------------------------------------
Net investment income                  194,351          798,930           304,525        4,565,796          17,976,778
                                      ---------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from
 investments                             8,066          458,289                 -          488,619           2,491,942
Net unrealized appreciation
 (depreciation) from investments        66,018          899,608                 -         (535,131)         (8,926,535)
                                      ---------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) from investments           74,084        1,357,897                 -          (46,512)         (6,434,593)
                                      ---------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                     $268,435       $2,156,827          $304,525       $4,519,284         $11,542,185
                                      =================================================================================

----------
See accompanying Notes.

--------------------------------------------------------------------------------
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
--------------------------------------------------------------------------------
                                            FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                     GLOBAL          GLOBAL
                     GROWTH          SMALLER         GLOBAL                          HIGH-YIELD
    FRONTIER      OPPORTUNITIES     COMPANIES      TECHNOLOGY     INTERNATIONAL        BOND           INCOME       SUB-ACCOUNTS
  SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT      COMBINED
 ------------------------------------------------------------------------------------------------------------------------------
   $3,135,271        $ 50,905         $477,129       $446,558         $310,052      $1,745,758         $815,008     $32,619,907

      463,654          48,616          296,841         34,443          131,043         253,491          124,822       3,151,756
-------------------------------------------------------------------------------------------------------------------------------
    2,671,617           2,289          180,288        412,115          179,009       1,492,267          690,186      29,468,151
-------------------------------------------------------------------------------------------------------------------------------




      878,611          77,328          265,007        190,061          251,193         390,673           77,550       5,577,339

      500,110         153,700          (90,117)      (324,750)          73,912         176,658          165,357      (7,841,170)
-------------------------------------------------------------------------------------------------------------------------------

    1,378,721         231,028          174,890       (134,689)         325,105         567,331          242,907      (2,263,831)
-------------------------------------------------------------------------------------------------------------------------------


   $4,050,338        $233,317         $355,178       $277,426         $504,114      $2,059,598         $933,093     $27,204,320
===============================================================================================================================

-------------------------------------------------------------------------------
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                     Bond                          Capital                     Cash Management
                                                 Sub-Account                     Sub-Account                     Sub-Account
                                         ---------------------------     -------------------------     --------------------------
                                              Year           Year            Year           Year            Year        Year
                                             Ended          Ended           Ended          Ended           Ended       Ended
                                            12/31/97       12/31/96        12/31/97       12/31/96        12/31/97    12/31/96
                                            --------       --------        --------       --------        --------    --------
OPERATIONS:
Net investment income (loss)              $   194,351    $   107,014     $   798,930    $   475,901    $   304,525   $   330,116
Net realized gain (loss) on
   investments                                  8,066         (2,688)        458,289        148,246              -             -
Net unrealized appreciation
 (depreciation) on investments                 66,018       (116,469)        899,608         52,121              -             -
                                          --------------------------     --------------------------    -------------------------

Net increase (decrease) in net
 assets resulting from operations             268,435        (12,143)      2,156,827        676,268        304,525       330,116
                                          --------------------------     --------------------------    -------------------------

CAPITAL TRANSACTIONS:
Net increase (decrease) from unit
   transactions (Note 5)                    2,029,015        833,395       3,428,077      4,653,886     (1,162,636)    1,753,858
                                          --------------------------     --------------------------    -------------------------

Net increase (decrease) in net assets
 arising from capital transactions          2,029,015        833,395       3,428,077      4,653,886     (1,162,636)    1,753,858
                                          --------------------------     --------------------------    -------------------------


TOTAL INCREASE (DECREASE) IN NET ASSETS     2,297,450        821,252       5,584,904      5,330,154       (858,111)    2,083,974


NET ASSETS, BEGINNING OF PERIOD             2,656,489      1,835,237       9,401,006      4,070,852      8,241,678     6,157,704
                                          --------------------------     --------------------------    -------------------------

NET ASSETS, END OF PERIOD                 $ 4,953,939    $ 2,656,489     $14,985,910    $ 9,401,006    $ 7,383,567   $ 8,241,678
                                          ==========================     ==========================    =========================




                                          Global Growth Opportunities    Global Smaller Companies             Global Technology
                                                   Sub-Account                 Sub-Account                       Sub-Account
                                          ----------------------------   ---------------------------    ---------------------------
                                               Year          5/1/96*          Year            Year           Year          5/1/96*
                                              Ended             to           Ended           Ended          Ended             to
                                             12/31/97        12/31/96       12/31/97        12/31/96       12/31/97        12/31/96
                                             --------        --------       --------        --------       --------        --------
OPERATIONS:
Net investment income (loss)               $     2,289    $    (3,423)    $   180,288     $   991,325    $   412,115    $       692
Net realized gain
   (loss) on investments                        77,328          1,198         265,007         177,060        190,061          3,894
Net unrealized appreciation
 (depreciation) on investments                 153,700         10,126         (90,117)        (45,488)      (324,750)        54,493
                                           --------------------------     ---------------------------    --------------------------

Net increase in net assets resulting
 from operations                               233,317          7,901         355,178       1,122,897        277,426         59,079
                                           --------------------------     ---------------------------    --------------------------
CAPITAL TRANSACTIONS:
Net increase (decrease) from unit
   transactions (Note 5)                     3,233,258      1,284,882       2,874,836      10,327,648      1,899,573      1,057,422
                                           --------------------------     ---------------------------    --------------------------
Net increase (decrease) in net assets
 arising from capital transactions           3,233,258      1,284,882       2,874,836      10,327,648      1,899,573      1,057,422
                                           --------------------------     ---------------------------    --------------------------

TOTAL INCREASE IN NET ASSETS                 3,466,575      1,292,783       3,230,014      11,450,545      2,176,999      1,116,501


NET ASSETS, BEGINNING OF PERIOD              1,292,783              -      16,321,291       4,870,746      1,116,501              -
                                           --------------------------     ---------------------------    --------------------------

NET ASSETS, END OF PERIOD                  $ 4,759,358    $ 1,292,783     $19,551,305     $16,321,291    $ 3,293,500    $ 1,116,501
                                           ==========================     ===========================    ==========================


------------
*Commencement of operations.
  See accompanying Notes.

-------------------------------------------------------------------------------
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         Common Stock                     Communications and                      Frontier
          Sub-Account                  Information Sub-Account                  Sub-Account
--------------------------------    -------------------------------    -------------------------------
     Year             Year               Year            Year               Year            Year
     Ended           Ended              Ended           Ended              Ended           Ended
   12/31/97         12/31/96           12/31/97        12/31/96           12/31/97        12/31/96
   --------         --------           --------        --------           --------        --------
$  4,565,796     $  2,678,713        $17,976,778    $   (667,768)      $  2,671,617    $  2,509,079

     488,619          195,563          2,491,942      (1,090,347)           878,611         341,465

    (535,131)        (425,986)        (8,926,535)      5,505,927            500,110         405,499
--------------------------------    -------------------------------    -------------------------------

   4,519,284        2,448,290         11,542,185       3,747,812          4,050,338       3,256,043
--------------------------------    -------------------------------    -------------------------------


   7,593,933        8,521,175          8,108,126      14,971,955          4,928,379      11,790,123
--------------------------------    -------------------------------    -------------------------------

   7,593,933        8,521,175          8,108,126      14,971,955          4,928,379      11,790,123
--------------------------------    -------------------------------    -------------------------------

  12,113,217       10,969,465         19,650,311      18,719,767          8,978,717      15,046,166

  20,394,976        9,425,511         54,349,637      35,629,870         25,909,408      10,863,242
--------------------------------    -------------------------------    -------------------------------

$ 32,508,193     $ 20,394,976       $ 73,999,948    $ 54,349,637       $ 34,888,125    $ 25,909,408
================================    ===============================    ===============================


         International                     High-Yield Bond                       Income                        Sub-Accounts
          Sub-Account                        Sub-Account                      Sub-Account                        Combined
--------------------------------    -------------------------------    -----------------------------   ----------------------------
     Year             Year               Year           Year               Year          Year             Year            Year
     Ended           Ended              Ended          Ended              Ended         Ended             Ended          Ended
   12/31/97         12/31/96           12/31/97       12/31/96           12/31/97      12/31/96         12/31/97        12/31/96
   --------         --------           --------       --------           --------      --------         --------        --------
 $   179,009      $   106,747        $ 1,492,267    $   644,240       $   690,186     $  423,903      $  29,468,151  $
                                                                                                                        7,596,539

     251,193          107,485            390,673        143,025            77,550        (17,889)        5,577,339          7,012

      73,912          112,177            176,658         45,075           165,357       (105,663)       (7,841,170)     5,491,812
--------------------------------    ------------------------------    -----------------------------   ------------------------------

     504,114          326,409          2,059,598        832,340          933,093         300,351        27,204,320     13,095,363
--------------------------------    ------------------------------    -----------------------------   ------------------------------


   1,173,767        2,728,950          9,388,102      7,503,654         (747,332)      3,023,461        42,747,098     68,450,409
--------------------------------    ------------------------------    -----------------------------   ------------------------------

   1,173,767        2,728,950          9,388,102      7,503,654         (747,332)      3,023,461        42,747,098     68,450,409
--------------------------------    ------------------------------    -----------------------------   ------------------------------

   1,677,881        3,055,359         11,447,700      8,335,994          185,761       3,323,812        69,951,418     81,545,772

   7,127,576        4,072,217         11,268,123      2,932,129        8,094,768       4,770,956       166,174,236     84,628,464
--------------------------------    ------------------------------    -----------------------------   ------------------------------

$  8,805,457      $ 7,127,576       $ 22,715,823   $ 11,268,123       $8,280,529      $8,094,768      $236,125,654   $166,174,236
================================    ==============================    =============================   ==============================

-------------------------------------------------------------------------------
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


1. ORGANIZATION

Canada Life of America Variable Annuity Account 2 ("Variable Annuity Account 2") was established on February 26, 1993 as a separate investment account of Canada Life Insurance Company of America ("CLICA") to receive and invest premium payments under variable annuity policies issued by CLICA. Variable Annuity Account 2 is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of Variable Annuity Account 2 are invested in the shares of Seligman Portfolios, Inc. (the "Fund"), a diversified, open-end, management investment company. Variable Annuity Account 2 has twelve sub-accounts, each of which invests only in the shares of the corresponding portfolio of the Fund.

The assets of Variable Annuity Account 2 are the property of CLICA. The portion of Variable Annuity Account 2 assets applicable to the policies will not be charged with liabilities arising out of any other business CLICA may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. Realized gains and losses are computed on the basis of average cost. The difference between cost and current market value of investments owned is recorded as an unrealized gain or loss on investments.

DIVIDENDS

Dividends are recorded on the ex-dividend date and reflect the dividends declared by the Fund from their accumulated net investment income and net realized investment gains. Dividends in the Cash Management Portfolio are declared daily and paid monthly. Dividends in the Bond, Capital, Common Stock, Communications and Information, Frontier, Global Growth Opportunities, Global Smaller Companies, Global Technology, International, High-Yield Bond, and Income Portfolios are declared and paid annually. Dividends paid to the Variable Annuity Account 2 are reinvested in additional shares of the respective portfolio of the Fund at the net asset value per share.

FEDERAL INCOME TAXES

Variable Annuity Account 2 is not taxed separately because the operations of Variable Annuity Account 2 will be included in the federal income tax return of CLICA, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code.

-------------------------------------------------------------------------------
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

3. INVESTMENTS

The investment by Variable Annuity Account 2 in the individual portfolios of the Fund is as follows:


                                                NUMBER OF         MARKET          MARKET
                                                 SHARES            PRICE           VALUE            COST
                                            ------------------------------------------------------------------
Bond                                              486,524           $10.24      $  4,982,006      $  4,999,256
Capital                                           827,821            18.10        14,983,560        13,987,584
Cash Management                                 7,291,206             1.00         7,291,206         7,291,206
Common Stock                                    1,990,906            16.28        32,411,950        33,630,087
Communications and Information                  5,628,742            13.09        73,680,233        80,714,115
Frontier                                        2,191,703            15.78        34,585,073        33,255,815
Global Growth Opportunities                       414,707            11.03         4,574,218         4,410,392
Global Smaller Companies                        1,503,150            12.98        19,510,887        19,512,442
Global Technology                                 306,137            10.59         3,241,991         3,512,248
International                                     644,599            13.54         8,727,870         8,330,282
High-Yield Bond                                 1,893,626            11.87        22,477,341        22,215,782
Income                                            766,830            10.80         8,281,764         8,409,188
                                                                              ---------------------------------
                                                                                $234,748,099      $240,268,397
                                                                              =================================


4. SECURITY PURCHASES AND SALES

The aggregate cost of purchases and the proceeds from sales of investments are presented below:

                                                    AGGREGATE COST
                                                     OF PURCHASES                    PROCEEDS FROM SALES
                                            -------------------------------        -------------------------
Bond                                                  $  3,238,306                         $   995,030
Capital                                                  9,169,566                           4,922,299
Cash Management                                         27,253,771                          27,965,801
Common Stock                                            18,212,555                           6,102,269
Communications and Information                          45,843,027                          19,958,374
Frontier                                                16,902,517                           9,529,348
Global Growth Opportunities                              4,505,053                           1,295,885
Global Smaller Companies                                 7,787,221                           4,676,548
Global Technology                                        4,325,695                           2,066,203
International                                            3,725,088                           2,405,695
High-Yield Bond                                         19,905,913                           9,035,339
Income                                                   2,815,049                           2,841,618
                                            ===============================        =========================
                                                      $163,683,761                         $91,794,409
                                            ===============================        =========================

-------------------------------------------------------------------------------
               CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

The following table represents a summary of changes from unit transactions attributable to contract holders for the periods indicated. The Global Growth Opportunities and Global Technology Sub-Accounts commenced operations on May 1, 1996.

                                                        YEAR ENDED                       YEAR ENDED
                                                     DECEMBER 31, 1997               DECEMBER 31, 1996
                                                     -----------------               -----------------
                                                   UNITS           AMOUNT           UNITS          AMOUNT
                                                   -----           ------           -----          ------
BOND SUB-ACCOUNT
Accumulation Units:
  Contract purchases and net transfers in          261,683      $ 4,117,039         132,349      $ 1,978,551
  Terminated contracts & net transfers out        (132,913)      (2,088,024)        (76,585)      (1,145,156)
                                              ----------------------------------------------------------------
                                                   128,770        2,029,015          55,764          833,395
                                              ================================================================
CAPITAL SUB-ACCOUNT
Accumulation Units:
  Contract purchases and net transfers in          304,990        8,703,658         248,098        6,192,212
  Terminated contracts & net transfers out        (183,032)      (5,275,581)        (61,479)      (1,538,326)
                                              ----------------------------------------------------------------
                                                   121,958        3,428,077         186,619        4,653,886
                                              ================================================================
CASH MANAGEMENT SUB-ACCOUNT
Accumulation Units:
  Contract purchases and net transfers in       28,517,454       39,834,422      16,031,782       22,304,326
  Terminated contracts & net transfers out     (29,363,850)     (40,997,058)    (14,650,097)     (20,550,468)
                                              ----------------------------------------------------------------
                                                  (846,396)      (1,162,636)      1,381,685        1,753,858
                                              ================================================================
COMMON STOCK SUB-ACCOUNT
Accumulation Units:
  Contract purchases and net transfers in          511,179       15,875,524         420,292       10,665,942
  Terminated contracts & net transfers out        (262,447)      (8,281,591)        (82,681)      (2,144,767)
                                              ----------------------------------------------------------------
                                                   248,732        7,593,933         337,611        8,521,175
                                              ================================================================
COMMUNICATIONS AND  INFORMATION
  SUB-ACCOUNT
Accumulation Units:
  Contract purchases and net transfers in        1,120,831       31,154,764       2,136,400       29,690,542
  Terminated contracts & net transfers out        (650,150)     (23,046,638)     (1,068,840)     (14,718,587)
                                              ----------------------------------------------------------------
                                                   470,681        8,108,126       1,067,560       14,971,955
                                              ================================================================

-------------------------------------------------------------------------------
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS (CONTINUED)

                                                        YEAR ENDED                       YEAR ENDED
                                                     DECEMBER 31, 1997                DECEMBER 31, 1996
                                                     -----------------                -----------------
                                                   UNITS           AMOUNT           UNITS           AMOUNT
                                                   -----           ------           -----           ------
FRONTIER SUB-ACCOUNT
Accumulation Units:
  Contract purchases and net transfers in        1,123,395      $ 17,074,867        813,870       $14,406,146
  Terminated contracts & net transfers out        (853,657)      (12,146,488)       (63,193)       (2,616,023)
                                              ---------------------------------------------------------------
                                                   269,738         4,928,379        750,677        11,790,123
                                              ===============================================================
GLOBAL GROWTH OPPORTUNITIES
  SUB-ACCOUNT*
Accumulation Units:
  Contract purchases and net transfers in          482,602         5,012,445        163,620         1,572,553
  Terminated contracts & net transfers out        (176,920)       (1,779,187)       (31,945)         (287,671)
                                              ---------------------------------------------------------------
                                                   305,682         3,233,258        131,675         1,284,882
                                              ===============================================================
GLOBAL SMALLER COMPANIES
  SUB-ACCOUNT
Accumulation Units:
  Contract purchases and net transfers in          992,939         8,591,113        890,029        11,994,060
  Terminated contracts & net transfers out        (786,157)       (5,716,277)      (125,651)       (1,666,412)
                                              ---------------------------------------------------------------
                                                   206,782         2,874,836        764,378        10,327,648
                                              ===============================================================
GLOBAL TECHNOLOGY
  SUB-ACCOUNT*
Accumulation Units:
  Contract purchases and net transfers in          332,006         3,909,248        127,107         1,242,668
  Terminated contracts & net transfers out        (168,582)       (2,009,675)       (18,624)         (185,246)
                                              ---------------------------------------------------------------
                                                   163,424         1,899,573        108,483         1,057,422
                                              =================================================================
INTERNATIONAL SUB-ACCOUNT
Accumulation Units:
  Contract purchases and net transfers in          107,800         4,319,259        327,752         4,120,757
  Terminated contracts & net transfers out         (21,223)       (3,145,492)      (109,617)       (1,391,807)
                                              ---------------------------------------------------------------
                                                    86,577         1,173,767        218,135         2,728,950
                                              ===============================================================
HIGH-YIELD BOND SUB-ACCOUNT
Accumulation Units:
  Contract purchases and net transfers in        1,917,673        19,330,600        848,850         9,721,724
  Terminated contracts & net transfers out      (1,185,914)       (9,942,498)      (185,110)       (2,218,070)
                                              ---------------------------------------------------------------
                                                   731,759         9,388,102        663,740         7,503,654
                                              =================================================================
INCOME SUB-ACCOUNT
Accumulation Units:
  Contract purchases and net transfers in          156,332         3,156,221        224,340         4,172,168
  Terminated contracts & net transfers out        (193,980)       (3,903,553)       (62,752)       (1,148,707)
                                              ---------------------------------------------------------------
                                                   (37,648)         (747,332)       161,588         3,023,461
                                              ===============================================================

Net increase from unit transactions                              $42,747,098                      $68,450,409
                                                               ===============                    ===========


---------------
*From commencement of operations.

-------------------------------------------------------------------------------
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

6. MORTALITY AND EXPENSE RISK (M AND E) CHARGES

CLICA assumes mortality and expense risks related to the operations of Variable Annuity Account 2 and deducts a charge equal to an effective annual rate of 1.25% of the net asset value of each of the Funds at each valuation period. In addition, at each valuation period from January 1, 1997 through September 30, 1997, an effective annual rate of 0.35% of the net asset value of each Sub-Account was deducted as daily administration fees. Effective October 1, 1997, the daily administration fee was lowered to 0.15% of the net asset value of each Sub-Account.

7. NET ASSETS

Net assets at December 31, 1997 consisted of the following:

                                                                                                     NET
                                                          ACCUMULATED             NET            UNREALIZED
                                                          INVESTMENT           REALIZED         APPRECIATION
                                         ACCUMULATED        INCOME             GAIN (LOSS)     (DEPRECIATION)
                          UNIT             M AND E       AND CAPITAL              ON                ON                 NET
     SUB-ACCOUNT      TRANSACTIONS         CHARGES          GAINS             INVESTMENTS       INVESTMENTS           ASSETS
     -----------      ------------         -------          -----             -----------       -----------           ------
Bond                 $   4,521,600    $    (109,917)   $     551,488     $       8,018       $     (17,250)      $   4,953,939
Capital                 11,740,916         (355,517)       2,010,505           594,030             995,976          14,985,910
Cash Management          6,753,526         (347,125)         977,166                 -                   -           7,383,567
Common Stock            24,500,824         (712,480)       9,237,074           700,912          (1,218,137)         32,508,193
Communications &
   Information          60,049,510       (1,913,359)      21,311,676         1,586,003          (7,033,882)         73,999,948
Frontier                26,783,559         (772,194)       6,306,959         1,240,543           1,329,258          34,888,125
Global Growth
   Opportunities         4,518,140          (53,332)          52,198            78,526             163,826           4,759,358
Global Smaller
   Companies            17,772,703         (458,481)       1,772,811           465,827              (1,555)         19,551,305
Global Technology        2,956,995          (42,294)         455,101           193,955            (270,257)          3,293,500
International            7,706,388         (244,532)         575,495           370,518             397,588           8,805,457
High-Yield Bond         19,725,121         (382,716)       2,569,531           542,328             261,559          22,715,823
Income                   6,653,053         (293,171)       1,995,271            52,800            (127,424)          8,280,529
                     ---------------------------------------------------------------------------------------------------------
                     $ 193,682,335    $  (5,685,118)   $  47,815,275     $   5,833,460       $  (5,520,298)      $ 236,125,654
                     =========================================================================================================

8. UNIT VALUE

Unit Values as reported are calculated as total net assets divided by total units for each Sub-account.

                              FINANCIAL STATEMENTS

                        CANADA LIFE INSURANCE COMPANY OF

                                     AMERICA

                                December 31, 1997

                       With Report of Independent Auditors

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     FINANCIAL STATEMENTS - STATUTORY BASIS

                                December 31, 1997

                                    CONTENTS

Report of Independent Auditors.........................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis.......................................................3
Statements of Operations - Statutory Basis.............................................4
Statements of Accumulated Surplus (Deficit) - Statutory Basis..........................5
Statements of Cash Flows - Statutory Basis.............................................6
Notes to Financial Statements - Statutory Basis........................................8

  ERNST & YOUNG LLP                               - Suite 2800                     - Phone: 404 874 8300
                                                  600 Peachtree Street
                                                  Atlanta, Georgia 30308-2215

                         REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

Board of Directors
Canada Life Insurance Company of America

We have audited the accompanying statutory-basis balance sheets of CANADA LIFE INSURANCE COMPANY OF AMERICA as of December 31, 1997 and 1996, and the related statutory-basis statements of operations, accumulated surplus (deficit), and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Michigan Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our report dated February 9, 1996, we expressed an opinion that the 1995 financial statements of the Company fairly present, in all material respects, financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. As described in Note 2, the accompanying statutory-basis financial statements are no longer considered to be prepared in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented in the following paragraph, is different from that expressed in our previous report.

    Ernst & Young LLP is a member of Ernst & Young International, Ltd.

-------------------------------------------------------------------------------

In our opinion, because of the effects of the matter described in the second preceding paragraph. the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Canada Life Insurance Company of America at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canada Life Insurance Company of America at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with accounting practices prescribed or permitted by the Michigan Insurance Department.



                                             /s/ Ernst & Young LLP
Atlanta, Georgia
February 6, 1998

CANADA LIFE INSURANCE COMPANY OF AMERICA

                        BALANCE SHEETS - STATUTORY BASIS
                            [in thousands of dollars]
                             except per share values

  AS AT DECEMBER 31                                                                         1997            1996
-----------------------------------------------------------------------------------------------------------------
  ASSETS
  INVESTMENTS [ note 3 ]
  Bonds, at amortized cost less write-downs
    (fair value - 1997-$1,333,050; 1996-$1,313,400)                                   $1,268,324       $1,276,783
  Mortgage loans, at amortized cost less write-downs                                     882,964          881,189
  Real estate, at depreciated cost less write-downs                                        8,271           20,613
  Common stocks, at fair value (cost-1997-$12,611; 1996 - $9,879)                         15,168           12,294
  Investment in partnerships                                                                  --            1,773
  Policy loans                                                                            10,290           11,461
  Short-term investments, at cost                                                         11,200           59,321
  Cash and interest-bearing deposits                                                       6 485              682
-----------------------------------------------------------------------------------------------------------------
  TOTAL CASH AND INVESTMENTS                                                           2,202,702        2,264,116
  Deferred premiums and premiums in the course of collection                                  81              216
  Investment income due and accrued                                                       28,929           30,034
  Investment in subsidiaries and affiliates, at equity (cost - 1997 - $14,723;
    1996 - $15,118)                                                                       16,944           16,899
  Preferred stocks of subsidiary at cost (market value - 1997 and 1996 - $1)                   1                1
  Other assets [including federal tax recoverable]                                         3,981            5,424
  Assets held in separate accounts [note 7]                                              474,058          361,253
-----------------------------------------------------------------------------------------------------------------
  Total assets                                                                        $2,726,696       $2,677,943
=================================================================================================================

  LIABILITIES AND CAPITAL AND SURPLUS
  LIABILITIES
  Actuarial reserves                                                                  $2,081,605       $2,160,593
  Benefits in course of payment and provision for unreported claims                          369              681
  Policyholders' amounts left on deposit at interest                                          79               92
  Provisions for future policy dividends                                                   1,729            2,067
  Transfers to separate accounts due or accrued (net)                                     (2,601)          (1,589)
-----------------------------------------------------------------------------------------------------------------
  POLICY BENEFIT LIABILITIES                                                           2,081,181        2,161,844
  Interest maintenance reserve                                                             4,611              225
  Amounts owing to parent company [note 7]                                                 2,779           18,677
  Unallocated amounts                                                                      1,913              384
  Miscellaneous liabilities
    [including provision for outstanding taxes and expenses]                              16,642            5,342
  Asset valuation reserve                                                                 24,808           21,447
  Liabilities from separate accounts                                                     465,232          353,863
-----------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                                    2,597,166        2,561,782
-----------------------------------------------------------------------------------------------------------------
  CAPITAL AND SURPLUS [notes 8 and 9]
  Authorized:
    25,000,000 common shares at a par value of $10 per share
    25,000,000 redeemable preferred shares at a par value of $10 per share
  Issued and outstanding:
    500,000 common shares                                                                  5,000            5,000
    4,100,000 redeemable preferred shares                                                 41,000           41,000
  Paid-in surplus                                                                         76,000           76,000
  Accumulated surplus (deficit)                                                            7,530           (5,839)
-----------------------------------------------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                                                              129,530          116,161
-----------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES AND CAPITAL AND SURPLUS                                           $2,726,696       $2,677,943
=================================================================================================================

See accompanying notes.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                   STATEMENTS OF OPERATIONS - STATUTORY BASIS
                            [in thousands of dollars]

YEARS ENDED DECEMBER 31

                                                                    1997            1996           1995
-----------------------------------------------------------------------------------------------------------------
  REVENUES [note 7]
  Premiums for insurance and annuity considerations               $326,559        $295,540        $326,196
  Considerations for supplementary contracts
    and dividends left on deposit                                    2,905           2,452           3,946
  Net investment income [note 3]                                   184,549         188,794         187,899
  Other income                                                          --              --               1
-----------------------------------------------------------------------------------------------------------------
  TOTAL REVENUES                                                   514,013         486,786         518,042
-----------------------------------------------------------------------------------------------------------------

  EXPENDITURES [note 7]
  Death benefits and matured endowments                              2,080           1,917           1,618
  Annuity benefits                                                 211,825         201,807         184,836
  Surrender benefits                                               239,619         119,530         104,786
  Payments on supplementary contracts and dividends
    left on deposit                                                  2,570           2,211           2,087
  Dividends to policyholders                                         1,682           2,064           2,237
-----------------------------------------------------------------------------------------------------------------
  TOTAL PAYMENTS TO POLICYHOLDERS AND BENEFICIARIES                457,776         327,529         295,564

  (Decrease) increase in actuarial reserves                        (79,003)         15,448          73,737
  Commissions to agents                                              7,386           7,175           6,406
  Allowances on reinsurance assumed                                 13,418          12,304          14,322
  General insurance expenses                                         8,628           8,005           6,348
  Taxes, licenses and fees                                           1,497             311             128
  Transfers to separate accounts                                    78,556          97,113          98,967
-----------------------------------------------------------------------------------------------------------------

  TOTAL EXPENDITURES                                               488,258         467,885         495,472
-----------------------------------------------------------------------------------------------------------------

  Income from operations before net realized capital
    gains (losses) and federal income taxes (benefit)               25,755          18,901          22,570
  Federal income taxes (benefit)[note 4]                             6,823          (1,990)          3,835
-----------------------------------------------------------------------------------------------------------------
  Income from operations before
    net realized capital gains (losses)                             18,932          20,891          18,735
  Net realized capital gains (losses) [note 3[b]]                    1,682         (11,339)         (2,586)
-----------------------------------------------------------------------------------------------------------------

  NET INCOME                                                      $ 20,614        $  9,552        $ 16,149
=================================================================================================================

See accompanying notes.

CANADA LIFE INSURANCE COMPANY OF AMERICA

         STATEMENTS OF ACCUMULATED SURPLUS (DEFICIT) - STATUTORY BASIS
                            [in thousands of dollars]

YEARS ENDED DECEMBER 31


                                                                 1997            1996            1995
---------------------------------------------------------------------------------------------------------------
  ACCUMULATED DEFICIT, BEGINNING OF YEAR                        $ (5,839)       $ (20,866)         $(23,527)
  Net income                                                      20,614            9,552            16,149
  Change in net unrealized capital gain (loss)                     1,253           10,253            (1,441)
  Change in surplus (deficit) on account of:
    Non-admitted assets                                               --              612              (612)
    Actuarial valuation basis                                         --               --            (6,523)
    Asset valuation reserve                                       (3,361)          (5,664)           (4,699)
    Change in surplus of separate account                          1,436              669             6,722
    Seed money transfer to separate account                           --               --            (6,614)
    Cost of business acquired                                         --             (377)             (321)
    Adjustment for (loss) in currency exchange                      (378)             (18)               --
    Prior year federal income tax adjustment                      (6,195)              --                --
---------------------------------------------------------------------------------------------------------------

  ACCUMULATED SURPLUS (DEFICIT), END OF YEAR                    $  7,530        $  (5,839)         $(20,866)
===============================================================================================================

See accompanying notes.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                    STATEMENTS OF CASH FLOWS - STATUTORY BASIS

                            [IN THOUSANDS OF DOLLARS]

YEARS ENDED DECEMBER 31

                                                                         1997            1996            1995
-----------------------------------------------------------------------------------------------------------------

  OPERATIONS
  Premiums, policy proceeds, and other considerations
    received                                                         $  329,344        $ 298,324       $  330,077
  Net investment income received                                        178,329          185,038          177,349
  Benefits paid                                                        (456,151)        (325,182)        (293,366)
  Insurance expenses paid                                               (31,296)         (27,825)         (27,014)
  Dividends paid to policyholders                                        (2,021)          (2,248)          (2,341)
  Federal income taxes paid, net                                         (7,281)          (6,465)          (4,225)
  Net decrease in policy loans                                            1,171              824              884
  Net transfers to Separate Accounts                                    (79,567)         (98,702)         (98,967)
  Other income received net of other expenses (paid)                         --               --           (5,467)
-----------------------------------------------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED BY OPERATIONS                             (67,472)          23,764           76,930

  PROCEEDS FROM SALES, MATURITIES, OR
  REPAYMENTS OF INVESTMENTS
    Bonds                                                               477,542          321,755          287,100
    Common stocks                                                        12,891           10,499           18,180
    Subsidiaries                                                                                                5
    Mortgage loans                                                       57,340           52,510           37,876
    Real estate                                                          12,716            2,082            9,775
    Other invested assets                                                 2,277              684              796
    Net gains on cash and short-term investments                             --               --               48
    Miscellaneous proceeds                                                3,693            5,288              603
-----------------------------------------------------------------------------------------------------------------
    PROCEEDS FROM SALES, MATURITIES, OR
      REPAYMENTS OF INVESTMENTS                                         566,459          392,818          354,383

  OTHER CASH PROVIDED

    Other sources                                                         1,529           12,544            3,380
-----------------------------------------------------------------------------------------------------------------
  Total other cash provided                                               1,529           12,544            3,380
-----------------------------------------------------------------------------------------------------------------
  TOTAL CASH PROVIDED                                                   500,516          429,126          434,693
-----------------------------------------------------------------------------------------------------------------

CANADA LIFE INSURANCE COMPANY OF AMERICA

                            [in thousands of dollars]

YEARS ENDED DECEMBER 31

                                                                         1997            1996            1995
-----------------------------------------------------------------------------------------------------------------
  COST OF INVESTMENTS ACQUIRED
    Bonds                                                             $449,592         $351,242         $ 309,767
    Common stocks                                                       11,752           10,215             5,702
    Subsidiaries                                                            --               --                69
    Mortgage loans                                                      58,808           54,197           122,407
    Real estate                                                            680               --               606
    Miscellaneous applications                                           4,620               --            10,750
-----------------------------------------------------------------------------------------------------------------
  TOTAL COST OF INVESTMENTS ACQUIRED                                   525,452          415,654           449,301

  OTHER CASH APPLIED
    Other applications, net                                             17,382              347                --
-----------------------------------------------------------------------------------------------------------------
  Total other cash applied                                              17,382              347
-----------------------------------------------------------------------------------------------------------------
  TOTAL CASH USED                                                      542,834          416,001           449,301
-----------------------------------------------------------------------------------------------------------------
  NET (DECREASE) INCREASE IN CASH AND SHORT-TERM
    investments                                                        (42,318)          13,125           (14,608)

  CASH AND SHORT-TERM INVESTMENTS
    Beginning of year                                                   60,003           46,878            61,486
-----------------------------------------------------------------------------------------------------------------
    END OF YEAR                                                       $ 17,685         $ 60,003         $  46,878
=================================================================================================================

See accompanying notes.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                              NOTES TO FINANCIAL STATEMENTS

December 31, 1997

1. ORGANIZATION

Canada Life Insurance Company of America (the "Company") was incorporated on April 12, 1988 in the State of Michigan and is a wholly-owned subsidiary of The Canada Life Assurance Company (the "Parent"), a mutual life and accident and health insurance company. The Company commenced operations on July 29, 1988.

NATURE OF OPERATIONS

The Company's business consists primarily of group and individual annuity policies assumed from its Parent. The Company's direct business consists of individual variable annuity and institutional investment products. The Company is licensed to sell its products in 48 states and the District of Columbia; however, its primary markets are California, Ohio and Missouri. The Company's variable annuity products are sold by agents who are licensed and registered representatives of the Company's subsidiary, Canada Life of America Financial Services, Inc. as well as other independent agents.

2. BASIS OF ACCOUNTING

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Insurance Department, which practices differ from generally accepted accounting principles ("GAAP"). Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC is in the process of codifying statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification, which is expected to be approved by the NAIC in 1998, will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Michigan Insurance Department must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether the Michigan Insurance Department will adopt Codification. The impact of Codification on the Company's statutory surplus cannot be determined at this time and could be material. The Company currently does not follow any permitted accounting practices which would have a material impact on net income or capital and surplus.

The 1995 financial statements presented for comparative purposes were previously described as also being prepared in accordance with GAAP. Pursuant to FASB Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises ("FIN 40"), as amended, which was effective for 1996 annual financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP

CANADA LIFE INSURANCE COMPANY OF AMERICA

                              NOTES TO FINANCIAL STATEMENTS

December 31, 1997

2. BASIS OF ACCOUNTING (CONT'D)

presentations when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements are no longer considered to be presented in conformity with GAAP.

In January 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts. This Statement extends the requirements of FASB Statements No. 60, Accounting and Reporting by Insurance Enterprises; No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments; and No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, to mutual life insurance enterprises. Also, in January 1995, the AICPA issued Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises. This Statement of Position (SOP) provides accounting guidance for certain participating insurance contracts of mutual life insurance enterprises. Both Statement No. 120 and SOP 95-1 are effective for financial statements issued for fiscal years beginning after December 15, 1995. The Company has not implemented these pronouncements which are required for financial statements prepared in accordance with GAAP.

The more significant variances from GAAP are as follows:

  Investments: Investments in bonds are reported at amortized cost based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholders' equity for those designated as available-for-sale.

  Changes between cost and admitted asset amounts of investment real estate are credited or charged directly to unassigned surplus rather than to a separate surplus account.

  Valuation allowances, if necessary, are established for mortgage loans based on (1) the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments and (2) a reduction of the maximum percentage of any loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, to 75%, where necessary. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required for GAAP.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

2. BASIS OF ACCOUNTING (cont'd)

  Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into income on a straight-line basis over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the "Interest Maintenance Reserve" in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the interest maintenance reserve. The "Asset Valuation Reserve" is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to earnings.

  Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

  Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

  Nonadmitted Assets: Certain assets designated as "nonadmitted" as defined by regulatory authorities, such as negative IMR, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

  Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

  Federal Income Taxes: Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

  Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

2. BASIS OF ACCOUNTING (CONT'D)

A summary of other significant accounting practices employed by the Company is as follows:

[a] Bonds are stated at values prescribed by the NAIC, as follows. Bonds not backed by other loans are principally stated at amortized cost. Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities. Mortgage loans are carried at amortized cost less principal repayments. Real estate is carried at the lower of current market value or cost less depreciation, which is computed on the straight line basis over the estimated useful lives of the properties. Common stocks are carried at fair value. Gains and losses resulting from sales of investment securities are recognized using an average cost basis. Unrealized capital gains and losses are reflected as a direct credit or charge to the surplus or deficit of the Company. Investments in subsidiaries, affiliates and partnerships are accounted for using the equity method.

[b] Policy loans are carried at their unpaid balance and are fully secured by the cash surrender value of the policies on which the respective loans are made.

[c] Actuarial reserves represent the amount required, in addition to future premiums, annuity considerations and interest, to provide for future payments under insurance and annuity contracts.

     Reserves for life insurance contracts are determined on a CRVM basis using primarily the 1941 and 1958 CSO mortality table, with assumed interest rates ranging from 2% to 4 1/2%.

     Reserves for annuity contracts are determined on the net level premium method using primarily the Group Annuity Mortality tables for 1971 and 1983 and the 1971 Individual Annuity Mortality and the 1983 "A" mortality tables with interest rates ranging from 5% to 11 1/4%.

     Reserves for individual accumulation annuities are calculated in accordance with the Commissioners Annuity Valuation Reserve Method (CARVM) with interest rates ranging from 3.5% to 6.75%.

     Reserves for deposit administration funds are based on accepted actuarial methods at various interest rates ranging from 7% to 10%.

     Changes in actuarial reserves due to changes in valuation assumptions are charged or credited directly to unassigned surplus.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

2. BASIS OF ACCOUNTING (CONT'D)

[d] Premiums and annuity considerations paid annually are recorded as income on the policy anniversary date. Premiums and annuity considerations collected on other than an annual basis are included in income as they become receivable.

[e] Income taxes are provided based on an estimate of the amount currently payable which may not bear a normal relationship to pre-tax income because of timing and other differences in the calculation of taxable income.

[f] Separate accounts are maintained to receive and invest premium payments under both individual and group variable annuity policies issued by the Company. The assets and liabilities of the separate accounts are clearly identifiable and distinguishable from other assets and liabilities of the Company, and the contract holder bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements.

[g] For the purposes of the statements of cash flows, cash and short-term investments refer to demand deposits with banks and other financial institutions.

[h] The Company utilizes derivative instruments where appropriate in the management of its asset/liability matching and to hedge against fluctuations in interest rates. Gains and losses resulting from these instruments are included in income on a basis consistent with the underlying assets or liabilities that have been hedged. Futures are valued at initial margin deposit adjusted by changes in market value and are reported as other assets. Interest rate swaps are an off-balance sheet item with income being reported as other income.

[i] The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

[j] Certain amounts in the accompanying financial statements for 1996 have been reclassified to conform with the 1997 financial statement presentation.

[k] The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

CANADA LIFE INSURANCE COMPANY OF AMERICA

                               NOTES TO FINANCIAL

December 31, 1997

2. BASIS OF ACCOUNTING (CONT'D)

     Cash and interest-bearing deposits, short-term investments and policy loans: The carrying amounts reported in the balance sheets for these items approximate their fair values.

     Investment securities: Fair values for investment securities are based on values published by the NAIC Securities Valuation Office.. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

     Mortgage loans: The fair values for mortgage loans are estimated based on discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers.

     Derivative Instruments: Fair values for the Company's interest rate futures contracts and swaps are based on current settlement values.

     Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

3. INVESTMENTS

[a]  Additional information with respect to net investment income is as follows:

                                                                         YEAR ENDED DECEMBER  31
                                                              1997              1996                1995
------------------------------------------------------------------------------------------------------------
                                                                     [in thousands of dollars]

  Interest and dividends on fixed maturities              $  97,506          $ 97,995              $ 97,097
  Interest on derivatives                                       552               608                   522
  Income on real estate                                         833             1,228                   572
  Dividends on equity securities                              1,956             1,483                 2,091
  Amortization of IMR                                           883               878                   980
  Interest on:
    Mortgage loans                                           85,952            87,092                86,540
    Policy loans                                                530               843                   370
    Short-term investments                                    2,408             2,007                 3,362
  Other (losses) income                                        (875)              752                   (14)
------------------------------------------------------------------------------------------------------------
                                                            189,745           192,886               191,520
  Less: investment expenses                                   4,714             3,501                 3,445
  Less: depreciation on real estate                             482               591                   176
------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                   $ 184,549          $188,794              $187,899
============================================================================================================

CANADA LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

December 31, 1997

3. INVESTMENTS (CONT'D)

[b]  Summary of realized capital gains (losses):

                                                                       YEAR ENDED DECEMBER  31
                                                             1997              1996              1995
------------------------------------------------------------------------------------------------------------
                                                                     [in thousands of dollars]
  Realized capital gains (losses):
  Fixed maturities                                         $10,007           $   (520)         $ 4,915
  Short-term investments                                        --                 --               48
  Equity securities                                          3,475              2,715            3,865
  Mortgage loans                                              (198)           (13,018)          (1,965)
  Real estate                                                1,584                758             (828)
  Derivative instruments                                    (2,970)             1,118           (7,812)
  Other invested assets                                        503                 --               --
  ----------------------------------------------------------------------------------------------------------
                                                            12,401             (8,947)          (1,777)
  Income tax expense                                        (5,449)              (677)          (2,661)
  Transfer to interest maintenance reserve                  (5,270)            (1,715)           1,852
------------------------------------------------------------------------------------------------------------
  NET REALIZED CAPITAL GAINS (LOSSES)                      $ 1,682           $(11,339)         $(2,586)
============================================================================================================

Proceeds from sales and maturities of fixed maturity investments for the years ended December 31, 1997, 1996, and 1995 were $477,542,000, $321,755,000 and
$287,100,000, respectively. Gross gains of $11,727,000, $3,345,000 and
$5,626,000, and gross losses of $1,720,000, $3,865,000 and $711,000, respectively, were realized on those sales for the years ended December 31, 1997, 1996 and 1995. Gross gains of $3,569,000, $2,896,000 and $4,150,000, and gross losses of $94,000, $181,000 and $285,000, respectively, were realized on sales of equity securities for the years ended December 31, 1997, 1996 and 1995.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                              NOTES TO FINANCIAL STATEMENTS

December 31, 1997

3. INVESTMENTS (CONT'D)

[c] The amortized cost, carrying value, gross unrealized gains, gross unrealized losses and fair values of fixed maturity investments by security type are as follows:

                                                                             DECEMBER 31, 1997
                                                   ---------------------------------------------------------------------
                                                                                    GROSS         GROSS
                                                    AMORTIZED      CARRYING       UNREALIZED    UNREALIZED
                                                       COST          VALUE          GAINS         LOSSES     FAIR VALUE
------------------------------------------------------------------------------------------------------------------------
                                                                      [in thousands of dollars]

United States Government
  agencies end authorities                         $   366,518     $   366,518   $    54,474   $       (65)  $   420,927
Foreign governments                                        262             262            --            --           262
Public utilities                                        85,335          85,335         1,714            --        87,049
Mortgage-backed securities                             127,972         127,972            --            --       127,972
All other corporate bonds                              688,237         688,237         8,678           (75)      696,840
------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                             $ 1,268,324       1,268,324   $    64,866   $      (140)  $ 1,333,050
========================================================================================================================

                                                                             DECEMBER 31, 1997
                                                   ---------------------------------------------------------------------
                                                                                    GROSS         GROSS
                                                    AMORTIZED       CARRYING     UNREALIZED    UNREALIZED
                                                       COST          VALUE          GAINS         LOSSES     FAIR VALUE
------------------------------------------------------------------------------------------------------------------------
                                                                      [in thousands of dollars]
United States Government
  agencies and authorities                         $   446,845     $   446,845   $    31,369   $    (1,693)  $   476,521
States, municipalities, and
  other political subdivisions                           2,073           2,073           126            --         2,199
Foreign governments                                        826             826            --            --           826
Public utilities                                        95,228          93,707         1,746        (1,184)       94,269
Mortgage-backed securities                             132,547         132,547            --            --       132,547
All other corporate bonds                              600,786         600,785         6,490          (237)      607,038
------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                             $ 1,278,305     $ 1,276,783   $    39,731   $    (3,114)  $ 1,313,400
========================================================================================================================

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

3. INVESTMENTS (cont'd)

Differences between the amortized cost and carrying value for fixed maturity securities are due to the NAIC statutory requirement for fixed maturity securities in default that the carrying value be set at the lower of amortized cost or fair value.

Unrealized gains and losses on fixed maturities are based on NAIC required fair values. For the years ended December 31, 1997, 1996 and 1995, there were changes in net unrealized gains and (losses) on fixed maturities of $28,109,000, $(33,575,000) and $88,640,000, respectively. These unrealized gains and losses are not reflected in the accompanying financial statements. The Company's investment policy, generally, is to hold fixed maturity investments until maturity. However, under certain circumstances where there are changes in the business or financial fundamentals, individual securities may be liquidated prior to maturity.

[d] The carrying value and the NAIC fair value of fixed maturity investments by maturity date are shown below. Mortgage-backed securities were included in the various categories in accordance with their scheduled maturity table.

                                                                 DECEMBER 31, 1997
                                                              -------------------------
                                                               CARRYING        FAIR
                                                                 VALUE         VALUE
---------------------------------------------------------------------------------------
                                                               [in thousands of dollars]
  1 year or less                                               $   57,410    $   57,534
  Over 1 year through 5 years                                     329,401       331,226
  Over 5 years through 10 years                                   285,133       288,921
  Over 10 years                                                   596,380       655,369
---------------------------------------------------------------------------------------
                                                               $1,268,324    $1,333,050
=======================================================================================

[e] Unrealized capital gains and losses, resulting from carrying marketable equity securities at fair value in the accompanying financial statements, are recorded directly in surplus. The changes in the unrealized gains (losses) on marketable equity securities were $142,000, $45,000 and $(397,000) for the years ended December 31, 1997, 1996 and 1995, respectively. The accumulated gross unrealized gains and accumulated gross unrealized losses on marketable equity securities were as follows:

                                                         1997           1996       1995
------------------------------------------------------------------------------------------
                                                             [in thousands of dollars]

  Gross unrealized gains                                 $3,015        $2,594      $2,607
  Gross unrealized losses                                  (458)         (179)       (237)
------------------------------------------------------------------------------------------
  Net unrealized gains                                   $2,557        $2,415      $2,370
==========================================================================================

CANADA LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

 December 31, 1997

3. INVESTMENTS (CONT'D)

[f] The carrying value and fair value of the Company's investments in mortgage loans and policy loans were as follows at December 31, 1997.

                                                               CARRYING           FAIR
                                                                VALUE             VALUE
--------------------------------------------------------------------------------------------
                                                                [in thousands of dollars]
Commercial mortgages                                       $    886,143         $    991,165
Write-downs on mortgage loans                                    (3,179)                  --
--------------------------------------------------------------------------------------------
                                                           $    882,964         $    991,165
--------------------------------------------------------------------------------------------
Policy loans                                               $     10,290         $     10,290
============================================================================================


The Company's distribution of mortgage loans by property type and by the ten most significant states follows:

                                                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------------------
                                                              AMOUNT             PERCENT
--------------------------------------------------------------------------------------------
                                                                [in thousands of dollars]
PROPERTY TYPE
Apartments and townhomes                                   $    390,363           44.3%
Retail                                                          247,160           28.0%
General office buildings                                        102,596           11.6%
Industrial and warehouse                                        105,905           12.0%
Other                                                            40,119            4.5%
Write-downs on mortgage loans                                    (3,179)          (0.4)%
--------------------------------------------------------------------------------------------
Total                                                      $    882,964          100.0%
--------------------------------------------------------------------------------------------


                                                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------------------
                                                              AMOUNT             PERCENT
--------------------------------------------------------------------------------------------
                                                                  [in thousands of dollars]
STATE
California                                                 $    160,351          18.2%
Ohio                                                             99,738          11.3%
Pennsylvania                                                     95,734          10.8%
New York                                                         85,855           9.7%
Michigan                                                         83,454           9.5%
Illinois                                                         59,321           6.7%
Oregon                                                           43,531           4.9%
New Jersey                                                       42,385           4.8%
Nevada                                                           34,562           3.9%
Virginia                                                         30,061           3.4%
Other                                                           151,151          17.2%
Write-downs on mortgage loans                                    (3,179)         (0.4)%
--------------------------------------------------------------------------------------------
Total                                                      $    882,964         100.0%
============================================================================================

CANADA LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

December 31, 1997

3. INVESTMENTS (CONT'D)

The mortgage loans are typically collateralized by the related properties, and the loan-to-value ratios at the date of loan origination generally do not exceed 75%. The Company's exposure to credit loss in the event of non-performance by the borrowers, assuming that the associated collateral proved to be of no value, is represented by the outstanding principal and accrued interest balances of the respective loans. Increases to the mortgage loan loss reserve were $0, $5,342,000 and $7,119,000, and decreases to the mortgage loan loss reserve were $1,757,000, $12,139,000 and $3,906,000 for the years ended December 31, 1997,
1996 and 1995, respectively.

Accumulated depreciation on investment real estate was $571,000 and $545,000 as of December 31, 1997 and 1996, respectively. No investment in any persons or their affiliates exceeded 10% of capital and surplus as of December 31, 1997 and 1996.

The maximum and minimum lending rates for new mortgage loans in 1997 were 9.00% and 7.375%, respectively.

Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law without the buildings.

At December 31, 1997 the Company held one mortgage loan with a carrying value of $4,507,156 on which interest of $1,547,018 was more than one year overdue. At December 31, 1996 the Company held mortgages with a carrying value of $4,531,156 on which interest of $1,058,397 was more than one year overdue. During 1997, the Company did not reduce interest rates on any outstanding mortgage loans. At December 31, 1997 the Company had no mortgage loans that were converted to loans that require payments of principal or interest be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement. At December 31, 1997 the Company had no outstanding amounts which had been advanced for mortgage loans.

Due and accrued income was excluded from investment income on mortgage loans where due and unpaid was more than three months. The total amount excluded as of December 31, 1997 was $1,547,018.

At December 31, 1997 and 1996 the Company held $496,991 and $869,201, respectively, in mortgages with prior outstanding liens.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

3. INVESTMENTS (CONT'D)

[g] The following tables represent a summary of investments held as of December 31, 1997 and 1996.

                                                             DECEMBER 31, 1997
                                                  --------------------------------------
                                                   COST OR
                                                  AMORTIZE        FAIR        CARRYING
                                                    COST          VALUE         VALUE
----------------------------------------------------------------------------------------
                                                         [in thousands of dollars]
Fixed maturities [note 3 [c]]                     $1,268,324    $1,333,050    $1,268,324
Common stocks                                         12,611        15,168        15,168
Real estate                                           11,029         8,350         8,271
Mortgage loans on real estate                        886,143       991,165       882,964
Policy loans                                          10,290        10,290        10,290
Short-term investments                                11,200        11,200        11,200
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                 $2,199,597    $2,369,223    $2,196,217
=========================================================================================


                                                             DECEMBER 31, 1997
                                                  --------------------------------------
                                                   COST OR
                                                  AMORTIZE        FAIR        CARRYING
                                                    COST          VALUE         VALUE
----------------------------------------------------------------------------------------
                                                         [in thousands of dollars]
Fixed maturities [note 3[c]]                      $1,278,305    $1,313,400    $1,276,783
Common stocks                                          9,879        12,294        12,294
Real estate                                           20,763        22,150        20,613
Mortgage loans on real estate                        886,124       958,978       881,189
Policy loans                                          11,461        11,461        11,461
Other long-term investments                            1,773         1,773         1,773
Short-term investments                                59,321        59,321        59,321
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                 $2,267,626    $2,379,377    $2,263,434
=========================================================================================

[h] The following table presents the fair values and carrying amounts for the Company's derivative instruments:

                                                                 DECEMBER 31, 1997
                                                          ----------------------------------
                                                             FAIR                CARRYING
                                                             VALUE                 VALUE
--------------------------------------------------------------------------------------------
                                                                [in thousands of dollars]
Interest rate futures                                      $        777         $        777
Interest rate swaps                                               4,013                   --
============================================================================================

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS


                                                                 DECEMBER 31, 1996
                                                          ----------------------------------
                                                             FAIR                CARRYING
                                                             VALUE                 VALUE
--------------------------------------------------------------------------------------------
                                                                [in thousands of dollars]
Interest rate futures                                      $        377         $        377
Interest rate swaps                                              21,998                   --
============================================================================================

[I] The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts (included with actuarial reserves liability in the balance sheet) are as follows:

                                                                 DECEMBER 31, 1997
                                                          ----------------------------------
                                                             FAIR                CARRYING
                                                             VALUE                 VALUE
--------------------------------------------------------------------------------------------
                                                              [in thousands of dollars]
Investment contracts                                       $    467,005         $    432,820


                                                                 DECEMBER 31, 1997
                                                          ----------------------------------
                                                             FAIR                CARRYING
                                                             VALUE                 VALUE
--------------------------------------------------------------------------------------------
                                                              [in thousands of dollars]
Investment contracts                                       $    547,142         $    531,508

CANADA LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

December 31, 1997

4. FEDERAL INCOME TAXES

As of December 31, 1997 and 1996, federal income taxes (payable) receivable were $(7,830,000) and $4,656,000, respectively.

During 1997, 1996 and 1995, the Company made cash payments (net of refunds received) on behalf of federal income taxes of $7,228,000, $6,465,000 and $4,225,000, respectively.

The statutory federal income tax provision amount at the statutory rate of 35% for 1997, 1996 and 1995 differs from the effective tax provision amount as follows:

                                                                          YEARS ENDED DECEMBER 31
                                                                     1997           1996          1995
--------------------------------------------------------------------------------------------------------
                                                                          [in thousands of dollars]
  Computed income taxes at statutory rate                           $ 9,014        $ 6,615        $ 7,899
  Increase (decrease) in income taxes resulting from:
    Policyholder dividends                                             (119)           (64)             5
    Deferred reinsurance commissions net of amortization                 --             --            (46)
    Amortization of interest maintenance reserve                       (309)          (307)          (343)
    Income tax over provision                                            --         (2,350)        (1,257)
    Amortization of prior year change in reserves                      (624)          (591)          (206)
    Discount accrual                                                   (557)        (1,519)          (700)
    Reserve differences                                                 684             82          2,278
    Deferred acquisition cost tax                                      (165)            (3)           (14)
    Bad debt on mortgages                                               (69)        (3,857)          (688)
    Losses on options                                                    --             --            (25)
    Futures gains (losses)                                           (1,040)           391         (2,640)
    Mortgage prepayment penalties                                        --           (722)          (556)
    Other                                                                 8            335            128
---------------------------------------------------------------------------------------------------------
  Federal income taxes (benefit)                                    $ 6,823        $(1,990)       $ 3,835
=========================================================================================================

CANADA LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

December 31, 1997

5. ACTUARIAL RESERVES

All policies, except variable annuities and institutional investment products, were acquired through coinsurance reinsurance agreements with the Parent. The reserves established meet the requirements of the Insurance Law and regulations of the State of Michigan and are consistent with the reserving practices of the Parent.

Certain reserving practices for life and annuity reserves are as follows:

[a] The Company waives deduction of deferred fractional premium upon death of the insured for all issues and returns any portion of the final premium beyond the date of death from 1980 and later issues. For 1980 and later issues, the Company's reserves are calculated on a continuous basis to reflect the above practice. For issues prior to 1980, annual premium is assumed in the reserve calculation and for policies with premium frequency other than annual, the Company holds a separate NDDFP reserve which is the present value of a death benefit of half of the gross premium for the balance of the policy premium paying period.

     Some policies promise a surrender value in excess of the reserve as legally computed. This excess is calculated on a policy by policy basis.

[b] Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction. For policies, issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is 45% of the gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated at the excess of the reserve on rated mortality over that on standard mortality.

[c] At the end of 1997 and 1996 respectively, the Company had $0 of insurance in-force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of Michigan.

[d] The Tabular Interest has been determined from the basic data for the calculation of policy reserves.

     The Tabular Less Actual Reserve Released has been determined by formula.

     The Tabular Cost has been determined from the basic data for the calculation of policy reserves.

[e] The Tabular Interest on funds not involving life contingencies was determined by formula.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

5. ACTUARIAL RESERVES (cont'd)

[f]  There were no significant "Other Increases."

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as at December 31, 1997 are as follows:

                                                                                    AMOUNT          % OF TOTAL
                                                                                 -------------      ----------
  Subject to discretionary withdrawal with adjustment
   -with market value adjustment                                                 $ 109,125,810            5.3%
   -at book value less surrender charge                                            213,943,051           10.4%
                                                                                 -------------          -----
  Subtotal                                                                         323,068,861           15.7%

  Subject to discretionary withdrawal without adjustment
   -at book value (minimal or no charge adjustment)                                 97,096,668            4.7%
  Not subject to discretionary withdrawal provision                              1,630,512,008           79.6%
                                                                                 -------------          -----
  Total annuity actuarial reserves and deposit fund liabilities (gross)          2,050,677,537          100.0%
                                                                                                        -----
  Less: reinsurance                                                                         --
                                                                                --------------
  Total annuity actuarial reserves and deposit fund liabilities (net)           $2,050,677,537
                                                                                ==============

In March 1995 the NAIC adopted Actuarial Guideline 33 (AG 33) which codified the basic interpretation of CARVM and applies to all individual annuities issued on or after January 1, 1981. The effective date of AG 33 was December 31, 1995. AG 33 required that the reserve held be the greatest actuarial present value of any possible future cash value or other benefit. A three year phase-in period was allowed to recognize any reserve increase as a result of implementation of AG
33. The Company implemented AG 33 effective December 31, 1995, and recognized in 1995 an expense of $4,477,000 for additional current reserves and a decrease in surplus of $6,523,000 for the cumulative effect on reserves for prior years. The Company recognized an additional expense of $1,430,000 in 1996 to complete the phase in of AG 33.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

6. POLICYHOLDER DIVIDENDS

Participating insurance accounts for 100% of the ordinary life insurance in-force and premium income from ordinary life insurance as of December 31, 1997 and 1996. Policyholder dividends represent amounts reimbursed to the Parent on behalf of the participating business reinsured by the Company.

7. RELATED PARTY TRANSACTIONS

REINSURANCE

The Company has entered into coinsurance agreements with its Parent. The effect of the agreements is to have the Company assume certain existing and future insurance and annuity business of the Parent. Except for variable annuity contracts and institutional investment products issued, all premiums for insurance and annuity considerations and benefit expenses recorded for the years ended December 31, 1997, 1996, and 1995 were the result of the coinsurance agreements. As of December 31, 1997, 1996, and 1995, $649,101, $(16,596,053) and
$3,342,280, respectively, were receivable (payable) from (to) the Parent under the agreements.

Information regarding premiums is as follows:

                                                       YEARS ENDED DECEMBER 31
                                                      [in thousands of dollars]
                                    Percentage                   Percentage                    Percentage
                                     of Total                     of Total                      of Total
                          1997       Premiums          1996       Premiums          1995        Premiums
                        --------    ----------       ---------   -----------      --------     ----------
  Direct premiums       $124,318       38.1%         $124,862       42.2%         $123,170       37.8%

  Assumed
  premiums               202,241       61.9%          170,678       57.8%          203,026       62.2%
                        -------------------------------------------------------------------------------
  Total premiums
  for insurance and
  annuity contracts     $326,559      100.0%         $295,540      100.0%         $326,196      100.0%
                        ===============================================================================

Direct premiums above represent premiums earned from variable annuity products and institutional investment products issued.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

7. RELATED PARTY TRANSACTIONS (CONT'D)

Information regarding ordinary life insurance in-force is as follows:

                                                                            AS OF DECEMBER 31
                                                                        [in thousands of dollars]
                                                                PERCENTAGE                        PERCENTAGE
                                                                 OF TOTAL                          OF TOTAL
                                                    1997         IN-FORCE            1996          IN-FORCE
                                                    ----         --------            ----         ----------
  Direct life insurance in-force                       --            --                 --             --

  Assumed life insurance in-force
                                                  $45,936         100.0%           $49,354          100.0%
                                                ------------------------------------------------------------
  Total life insurance in-force                   $45,936         100.0%           $49,354          100.0%
                                                ============================================================

OTHER

In addition to the coinsurance agreements mentioned above, the Company has a service agreement with its Parent. This agreement requires the Parent to perform various administrative and other services for the Company and its subsidiaries. For the years ended December 31, 1997, 1996 and 1995, the cost of these services amounted to $8,859,678, $6,378,851, and $7,686,114, respectively.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

7.   RELATED PARTY TRANSACTIONS (CONT'D)

As of December 31, 1997 and 1996, the amounts receivable and payable to its Parent and affiliates, which include the above reinsurance amounts as well as outstanding administrative expenses, are as follows:


                                                         DECEMBER 31

                                                  1997                1996
---------------------------------------------------------------------------
                                                  [in thousands of dollars]
Payable:
  Canada Life Assurance Company                 $ 2,734            $18,629
  Canada Life Insurance Company of New York          45                 48
Receivable:
  Canada Life Assurance Company                   1,606                 --
  CL Capital Management, Inc.                        27                 92
  Canada Life of America Series Fund, Inc.           22                 --
--------------------------------------------------------------------------
                                                $ 1,124            $18,585
--------------------------------------------------------------------------

SEPARATE ACCOUNTS

The Company's non-guaranteed separate variable accounts represent primarily funds invested in variable annuity policies issued by the Company. The assets of these funds are invested in either shares of Canada Life of America Series Fund, Inc., an affiliated, diversified, open-ended management investment company, shares of six unaffiliated management investment companies, or in funds managed by CL Capital Management, Inc., an investment management subsidiary.

Information regarding the Separate Accounts of the Company is as follows:

                                                           YEARS ENDED DECEMBER 31
                                                           1997               1996
-----------------------------------------------------------------------------------
                                                          [in thousands of dollars]

Premiums, considerations, or deposits received        $135,571             $129,475
Reserves, subject to discretionary withdrawal - at
market with current surrender charges                 $459,602             $349,297

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

7.   RELATED PARTY TRANSACTIONS (CONT'D)

A reconciliation of the amounts transferred to and from the Separate Accounts is presented below:

                                                               YEARS ENDED DECEMBER 31
                                             -----------------------------------------------------
                                                             [in thousands of dollars]
                                                1997                  1996                 1995
                                                ----                  ----                 ----
Transfers as reported in the Summary
  of Operations of the Separate
  Accounts Statement:
     Transfers to Separate Accounts          $135,571              $129,475              $ 253,914
     Transfers from Separate Accounts          93,073                81,607                 30,998
                                             -----------------------------------------------------

Net transfers to Separate Accounts             42,498                47,868                222,916

Reconciling adjustments:
  (a) Gains/losses transferred                    187                   303                   (192)
  (b) Separate Account liability
      assumed on acquisition                       --                    --               (123,757)
  (c) Transfers to Managed Accounts            35,871                48,942                     --
                                             -----------------------------------------------------

Transfers as reported in the
Summary of Operations of the
Life, Accident & Health Annual
Statement                                    $ 78,556              $ 97,113              $  98,967
                                             =====================================================

ACQUISITIONS

The Company acquired on January 1, 1995 all of the outstanding stock of CL Capital Management, Inc., (CLCM) for an adjusted purchase price of $187,649. The acquisition was accounted for using the equity method and the Company recognized a $124,934 charge to surplus for the premium over the fair value of the stock acquired. On April 30, 1995 the Company contributed its wholly-owned investment management subsidiary, Canada Life of America Investment Management, Inc., to CLCM in exchange for 5,000 shares of CLCM preferred stock. On September 1, 1995, the Company acquired a block of separate account business containing assets and liabilities of $142,661,940 for $100,000. As part of the transaction, the Company invested $6,613,851 in seed money in the separate account funds acquired.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

8.   CAPITAL STOCK

The Company has two classes of capital stock: redeemable preferred stock ($10.00 par value) and common stock ($10.00 par value), ranked in order of liquidation preference. The preferred shares have no interest rate assigned, are non-voting and are redeemable by the Company at any time at a redemption price of $10.00 per share.

9.   MINIMUM CAPITAL AND SURPLUS AND OTHER REGULATORY REQUIREMENTS

Under applicable Michigan Insurance Law, the Company is required to maintain a minimum capital of $1,000,000 and initial surplus of $500,000. The Company's capital and surplus exceeds the NAIC's "Risk Based Capital" requirement at the end of 1997. Also, the Company is subject to insurance regulatory restrictions that stipulate that shareholder dividends may only be paid from its surplus earnings unless the Commissioner approves the dividend prior to payment.

In accordance with statutory requirements, bonds carried at a value of $4,535,804 and $4,562,418 were on deposit with insurance regulatory authorities at December 31, 1997 and 1996, respectively.

10.  DERIVATIVE INSTRUMENTS

The Company is party to various derivative instruments used to hedge specific asset and liability interest rate risks. Management actively monitors the use and level of these instruments to ensure that credit and liquidity risks are maintained within pre-approved levels. Interest rate swaps are an off-balance sheet item. Futures are valued at initial margin deposit adjusted for unrealized gains and losses.

The notional amounts and the carrying amounts of outstanding derivative instruments are as follows:

                                               NOTIONAL                            CARRYING
                                                AMOUNT                              AMOUNT
                                              DECEMBER 31                         DECEMBER 31
                                         1997              1996                1997           1996
                                      --------------------------------------------------------------
                                       [in thousands of dollars]           [in thousands of dollars]

Interest rate swaps                   $21,503              $21,998              --             --
Futures (government bonds)             46,800               52,400            $777           $377
                                      --------------------------------------------------------------

Total                                 $68,303              $74,398            $777           $377
                                      ==============================================================

The Company's involvement in derivative instruments may also subject it to market risk which is associated with adverse movements in the underlying interest rates, equity prices and commodity prices. Since the Company's investment in derivative instruments is confined to hedging activities, market risk is minimal.

CANADA LIFE INSURANCE COMPANY OF AMERICA

                          NOTES TO FINANCIAL STATEMENTS

December 31, 1997

11.  IMPACT OF YEAR 2000 COMPUTER SOFTWARE MODIFICATION COSTS (UNAUDITED)

Year 2000 concerns revolve around some computer programs using two digits, rather than four, to denote years. The Company has analyzed its computer systems and formulated an action plan to ensure all systems will be able to process date data correctly in the year 2000 and beyond. Modification costs are born by the systems' providers and the cost to the Company is inherent in the data processing charges for using these systems.

                                     PART C



                                OTHER INFORMATION

PART C

                                OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

(a)     Financial Statements
        All required financial statements are included in Part B of this Registration Statement.

(b)     Exhibits
        (1) Resolution of the Board of Directors of Canada Life Insurance Company of America (CLICA) authorizing establishment of Variable Account 2**

        (2)    Not applicable

        (3)    (a)    Form of Promotional Agent Distribution Agreement**
               (b)    Form of Selling Agreement**
               (c)    Distribution Agreement*
               (d)    Amendment to Distribution Agreement**
               (e)    Amendment to Selling Agreement
               (f)    Amendment to Selling Agreement
               (g)    Amendment to Selling Agreement


        (4)    (a)    Form of Annuity Policy
               (b)    Riders and Endorsements

        (5)    Form of Application

        (6)    (a)    Certificate of Incorporation of CLICA*
               (b)    By-Laws of CLICA*

        (7)    Not applicable

        (8)    Form of Buy-Sell Agreement**

        (9)    Opinion and Consent of Counsel**

        (10)   (a)    Consent of Counsel
               (b)    Consent of Independent Counsel
               (c)    Consent of Independent Auditors

        (11)   No financial statements are excluded from Item 23.

        (12)   Not Applicable

        (13)   Sample Performance Data Calculation

--------------------------------
* Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 for Variable Account 1 of Canada Life Insurance Company of America (File No. 33-28889) made April 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 8 to this Registration Statement on Form N-4 (File No. 33-55890), made April 29, 1997.

Item 25.  Directors and Officers of the Depositor

          Name and Principal
           Business Address          Positions and Offices with Depositor
          -------------------        ------------------------------------
          D. A. Nield (1)            Chairman & Director
          R. E. Beettam  (2)         President & Director
          G. E. Hughes (2)           Agency Vice President
          W. S. McIlwaine (2)        Group Sales Vice-President
          D. D. Myers (2)            Accounting Officer
          P. D. Cochrane (1)         Administrative Officer
          A. Bard (2)                Administrative Officer
          K. T. Ledwos (2)           Actuary & Director
          S. Benedetti (2)           Marketing Actuary
          J. G. Deskins (2)          Illustrations Actuary
          J. W. Elliott (2)          Internal Auditor
          R. W. Linden (1)           Secretary
          G. N. Isaac (1)            Treasurer
          D. V. Rough (1)            Assistant Treasurer
          E. P. Ovsenny (1)          Assistant Treasurer
          D. N. Rattray (1)          Assistant Treasurer
          B. J. Lynch (1)            Assistant Treasurer
          M. V. Sim (1)              Assistant Treasurer
          K. J. J. Fillman (2)       Product Manager Investment Management Services
          S. H. Zimmerman (3)        Director
          D. A Loney (1)             Director
          H.A. Rachfalowski (1)      Director
          T. C. Scott (2)            Director
          K.A. Phelan (1)            Assistant Treasurer

---------------
(1) The business address is 330 University Avenue, Toronto, Ontario, Canada M5G 1R8.
(2) The business address is 6201 Powers Ferry Road, NW, Suite 600, Atlanta, Georgia 30339.
(3)      The business address is 800 Michigan National Tower, Lansing, Michigan
         48933.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

                                                                                 PERCENT OF                     PRINCIPAL
                NAME                           JURISDICTION              VOTING SECURITIES OWNED                BUSINESS
                ----                           ------------              -----------------------                --------
 The Canada Life Assurance                       Canada         Mutual Company                              Life and
 Company                                                                                                    Health
                                                                                                            Insurance

 Canada Life Insurance Company of                New York       Ownership of voting securities through      Life and
 New York                                                       Canada Life                                 Health
                                                                                                            Insurance

 Adason Properties Limited                       Canada         Ownership of all voting securities          Property
                                                                through Canada Life                         Management

 Canada Life Irish Operations                    England        Ownership of all voting securities          Life and
 Limited                                                        through Canada Life                         Health
                                                                                                            Insurance

 Canada Life Unit Trust Managers Limited         England        Ownership of all voting securities          Unit Trust
                                                                through Canada Life Irish Operations        Management

 Canada Life Mortgage Services Ltd.              Canada         Ownership of all voting securities          Mortgage
                                                                through Canada Life                         Portfolios

 The CLGB Property Company                       England        Ownership of all voting securities          Real Estate
 Limited                                                        through Canada Life Irish Operations        Investment

 CLASSCO Benefit Services Limited                Canada         Ownership of all voting securities          Administrative
                                                                through Canada Life                         Services

 Canada Life Casualty Insurance                  Canada         Ownership of all voting securities          Property and
 Company                                                        through Canada Life Insurance               Casualty
                                                                                                            Insurance

 INDAGO Capital Management Inc.                  Canada         Ownership of 50% of voting securities       Investment
                                                                through INDAGO Capital Management           Counseling
                                                                Inc. and 50% by the executive
                                                                employees

 Sherway Centre Limited                          Canada         Ownership of all voting securities          Real Estate
                                                                through Canada Life                         Broker

 The Canada Life Assurance                   Rep. of Ireland    Ownership of all voting securities          Life and
 Company of Ireland Limited                                     through Canada Life  Irish Operations       Health
                                                                                                            Insurance

 Canlife - IBI Investment Services           Rep. of Ireland    Ownership of 50% of voting securities       Unit Trust
 Limited                                                        through Canada Life Ass. (Ireland)          Management
                                                                Limited and 50% by the Investment
                                                                Bank of Ireland

 Canada Life Financial Services                  England        Ownership of all voting securities          Life Insurance
 Company Limited                                                through Canada Life Irish Operations

 F.S.D. Investments Ltd.                     Rep. of Ireland    Ownership of all voting securities          Unit Fund
                                                                through Canada Life Assurance               Sales and
                                                                (Ireland) Limited                           Management

                                                                                 PERCENT OF                     PRINCIPAL
                NAME                           JURISDICTION              VOTING SECURITIES OWNED                BUSINESS
                ----                           ------------              -----------------------                --------
 Canada Life Insurance Company of                  US           Canada Life                                 Life and
 America                                                                                                    Health
                                                                                                            Insurance

 Canada Life of America Financial               Georgia         Ownership of all voting securities          Broker Dealer
 Services Inc.                                                  through CLICA

 Canada Life of America Series Fund, Inc.       Maryland        Ownership of all voting securities          Mutual Fund
                                                                through CLICA

 CLMS Realty Ltd.                                Canada         99% of the common shares and 100%           Realtor
                                                                of the convertible preference shares
                                                                are owned by Canada Life

 Canada Life Pension & Annuities             Rep. of Ireland    Ownership of all voting securities          Life
 (Ireland) Limited                                              through Canada Life Assurance               Assurance
                                                                (Ireland) Limited

 CLAI Limited                                Rep. of Ireland    Ownership of all voting securities          Holding,
                                                                through Canada Life Ireland Holdings        Service,
                                                                Limited                                     Management, and
                                                                                                            Investment
                                                                                                            Company

 The Canada Life Assurance (Ireland)         Rep. of Ireland    Ownership of all voting securities          Life Insurance,
 Limited                                                        through CLAI Limited and the Canada         Pension, and
                                                                Life Assurance Company of Ireland           Annuity

 CL Capital Management, Inc.                     Georgia        Ownership of all voting securities          Investment
                                                                through CLICA                               Advisor

 Canada Life Capital Corporation Inc.            Canada         Ownership of all voting securities          External
                                                                through Canada Life                         Sources
                                                                                                            of Capital

 Canada Life Securing Corporation Inc.           Canada         Ownership of all voting securities          Holding
                                                                through Canada Life                         Company

 The Canada Life Group (UK)                      England        Ownership of all voting securities          Holding
 Limited                                                        through Canada life                         Company

 Canada Life Holdings (UK)                       England        The Canada Life Group (UK) Limited          Holding
 Limited                                                                                                    Company

 The Canada Life Assurance                       England        The Canada Life Group (UK) Limited          Life and
                                                                                                            Health
 Company of Great Britain Limited                                                                           Insurance

 Canada Life Management (UK) Limited             England        The Canada Life Group (UK) Limited          Unit Trust
                                                                                                            Sales &
                                                                                                            Management

 Canada Life Group Services (UK)                 England        The Canada Life Group (UK) Limited          Administrative
Limited                                                                                                     Services

 Canada Life Trustee Services (UK)               England        The Canada Life Group (UK) Limited          Trustee
 Limited                                                                                                    Services

                                                                         PERCENT OF               PRINCIPAL
                NAME                   JURISDICTION              VOTING SECURITIES OWNED          BUSINESS
                ----                   ------------              -----------------------          --------
Canada Life Ireland Holdings Limited    Ireland        Canada Life Irish Operations Limited       Holding
                                                                                                  Company

MetLife (UK) Limited                    England        Ownership of all voting securities         Holding Company
                                                       through Canada Life

MetLife Group Services Limited          England        Ownership of all voting securities         Administrative Services
                                                       through MetLife (UK) Limited

Metropolitan Unit Trust                 England        Ownership of all voting securities         Unit Trust Services
Managers Limited                                       through MetLife (UK) Limited

Albany International Assurance          England        Ownership of all voting securities         Unit Investment Products
Limited                                                through MetLife (UK) Limited

Albany Life Assurance Company           England        Ownership of all voting securities         Unit Life and Pension
Limited                                                through MetLife (UK) Limited               Insurance

Albany Pension Managers and             England        Ownership of all voting securities         Trustee Services
Trustees Limited                                       through Albany Life Assurance Company
                                                       Limited

Item 27.     Number of Policy Owners


As of April 15, 1998 there were 3565 owners of Nonqualified Policies and 1583 owners of Qualified Policies.


Item 28.     Indemnification

Canada Life Insurance Company of America's By-Laws provide in Article II,
Section 10 as follows:

In addition to any indemnification to which a person may be entitled to under common law or otherwise, each person who is or was a director, an officer, or an employee of this Corporation, or is or was serving at the request of the Corporation as a director, an officer, a partner, a trustee, or an employee of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprises, whether profit or not, shall be indemnified by the Corporation to the fullest extent permitted by the laws of the State of Michigan as they may be in effect from time to time. This Corporation may purchase and maintain insurance on behalf of any such person against any liability asserted against and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the corporation would have power to indemnify such person against such liability under the laws of the State of Michigan.

In addition, Sections 5241 and 5242 of the Michigan Insurance Code generally provides that a corporation has the power (and in some instances the obligation) to indemnify a director, officer, employee or agent of the corporation, or a person serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation or other entity (the "indemnities") against reasonably incurred expenses in a civil, administrative, criminal or investigative action, suit or proceeding if the indemnitee acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders or policyholders (or, in the case of a criminal action, if the indemnitee had no reasonable cause to believe his or her conduct was unlawful).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 29.     Principal Underwriter

Canada Life of America Financial Services, Inc. (CLAFS) is the principal underwriter of the Policies as defined in the Investment Company Act of 1940.

The following table provides certain information with respect to each director and officer of CLAFS.


NAME AND PRINCIPAL                              POSITIONS AND OFFICES
BUSINESS ADDRESS                                  WITH UNDERWRITER
------------------                                ----------------
R.E.Beettam**                               Chairman and Director
D.V. Rough*                                 Treasurer
R.W. Linden*                                Assistant Secretary
K.T. Ledwos**                               Administrative Officer and Director
G.E. Hughes**                               President and Director
K.J. Fillman**                              Administrative Officer
D.D. Myers**                                Accounting Officer


------------------
*        The business address is 330 University Avenue, Toronto, Ontario, Canada
         M5G1RS.
** The business address is 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339.

Item 30.     Location of Accounts and Records

             All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by CLICA at its Executive Office at 330 University Avenue, Toronto, Ontario M5G 1R8 and 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339

Item 31.     Management Services

             All management contracts are discussed in Part A or Part B.

Item 32.     Undertakings

(a) Registrant undertakes that it will file a post effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to CLICA at the address or phone number listed in the Prospectus.

(d) Depositor undertakes to preserve on behalf of itself and Registrant the books and records required to be preserved by such companies pursuant to Rule 31a-2 under the Investment Company Act of 1940 and to permit examination of such books and records at any time or from time to time during business hours by examiners or other representatives of the Securities and Exchange Commission, and to furnish to said Commission at its principal office in Washington, D.C., or at any regional office of said Commission specified in a demand made by or on behalf of said Commission for copies of books and records, true, correct, complete, and current copies of any or all, or any part, of such books and records.

(e) The Registrant is relying on a letter issued by the staff of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988 (Ref. No. IP-6-88) stating that it would not recommend to the Commission that enforcement action be taken under Section 22(e), 27(c)(1), or 27(d) of the Investment Company Act of 1940 if the Registrant, in effect, permits restrictions on cash distributions from elective contributions to the extent necessary to comply with Section 403(b)(11) of the Internal Revenue Code of 1986 in accordance with the following conditions:

             (1) include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the policy;

             (2) include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the policy;

             (3) instruct sales representatives who may solicit individuals to purchase the policies specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of such individuals;

             (4) obtain from each owner who purchases a Section 403(b) policy, prior to or at the time of such purchase, a signed statement acknowledging the owner's understanding of (i) the redemption restrictions imposed by Section 403(b)(11), and (ii) the investment alternatives available under the employer's Section 403(b) arrangement, to which the owner may elect to transfer his or her policy value.

             The Registrant is complying, and shall comply, with the provisions of paragraphs (1) - (4) above.

(f) Canada Life Insurance Company of America hereby represents that the fees and changes deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Canada Life Insurance Company of America.

STATEMENT PURSUANT TO RULE 6c-7

CLICA and the Variable Account 2 rely on 17 C.F.R., Section 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, CLICA and the Variable Account 2 are exempt from the provisions of
Section 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION OF EXHIBIT
-------           -----------------------
3  (e)            Amendment to Selling Agreement

3  (f)            Amendment to Selling Agreement

3  (g)            Amendment to Selling Agreement

4  (a)            Form of Annuity Policy

4  (b)            Riders and Endorsements

5                 Form of Application

10 (a)            Consent of Counsel
   (b)            Consent of Independent Counsel
   (c)            Consent of Independent Auditors

13                Sample Performance Data Calculation

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Post-Effective Amendment Number 10 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, and the Province of Ontario on the 24 day of April 1998.


                                  CANADA LIFE INSURANCE COMPANY OF AMERICA
                                  VARIABLE ANNUITY ACCOUNT 2


                                  By /s/ Ron Beettam
                                     ----------------------------------------
                                     R. E. Beettam, President
                                     Canada Life Insurance Company of America


                                  CANADA LIFE INSURANCE COMPANY OF AMERICA

                                  By /s/ Ron Beettam
                                     ----------------------------------------
                                     R. E. Beettam, President


As required by the Securities Act of 1933, this Post-Effective Amendment Number 10 has been signed by the following persons in the capacities and on the dates indicated.



       SIGNATURE               TITLE                     DATE
       ---------               -----                     ----

  /s/ D. A. Nield               Chairman and Director    April 24, 1998
----------------------------
D. A. Nield


  /s/ Ron Beettam               President and Director   April 24, 1998
----------------------------
R. E. Beettam


  /s/ Ken Ledwos                Director                 April 24, 1998
----------------------------
K. T. Ledwos


  /s/ D. Allen Loney            Director                 April 24, 1998
----------------------------
D. A. Loney


  /s/ Henry A. Rachfalowski     Director                 April 24, 1998
----------------------------
H. A. Rachfalowski


  /s/ Tom Scott                 Director                 April 24, 1998
----------------------------
T. C. Scott


  /s/ Steve Zimmerman           Director                 April 24, 1998
----------------------------
S. H. Zimmerman



   /s/ G. N. Issac              Treasurer                April 24, 1998
--------------------------
G. N. Isaac


   /s/ Don Myers                Accounting Officer       April 24, 1998
--------------------------
D. D. Myers
